As filed with the Securities and Exchange Commission on March 31, 2014

Registration No. 333-167019

811-4113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 5

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 240

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.)

Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

38500 Woodward Avenue

Bloomfield Hills, Michigan 48304

(Address of Depositor’s Principal Executive Offices)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esquire

John Hancock Life Insurance Company (U.S.A.)

601 Congress Street

Boston, MA 02210-2805

(Name and Address of Agent for Service)

Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph(b) of Rule 485
☒	on April 30, 2014, pursuant to paragraph(b) of Rule 485
☐	60 days after filing pursuant to paragraph(a)(1) of Rule 485
☐	On , pursuant to paragraph(a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

GIFL Select IRA Rollover Variable Annuity Prospectus

April 30, 2014

This Prospectus describes interests in GIFL Select IRA Rollover single payment, deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Select IRA Rollover Variable Annuity Contract for the name of your issuing Company.

We offer the Contracts to participants who wish to roll over distributions from a GIFL Select Retirement Plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) Select lifetime income benefit feature to a traditional IRA or to a Roth IRA.

Variable Investment Options. When you purchase a Contract, you invest your GIFL Select Retirement Plan distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus:

JOHN HANCOCK VARIABLE INSURANCE TRUST

Core Strategy Trust1

Lifestyle Balanced MVP

Lifestyle Balanced PS Series

Lifestyle Conservative MVP

Lifestyle Conservative PS Series

Lifestyle Growth MVP

Lifestyle Growth PS Series

Lifestyle Moderate MVP

Lifestyle Moderate PS Series

Money Market Trust2

Ultra Short Term Bond Trust

[1]	Successor to Core Fundamental Holdings Trust and Core Global Diversification Trust.
[2]	The Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) John Hancock Annuities Service Center		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK John Hancock Annuities Service Center
For Applications Only:	Mailing Address	For Applications Only:	Mailing Address
380 Stuart Street, 5th Floor	PO Box 111	380 Stuart Street, 5th Floor	PO Box 111
Boston, MA 02116	Boston, MA 02117-0111	Boston, MA 02116	Boston, MA 02117-0111
www.jhrollover.com/select		www.jhrollover.com/select
For All Other Transactions:	Mailing Address	For All Other Transactions:	Mailing Address
30 Dan Road - Suite 55444	P.O. Box 55444	30 Dan Road - Suite 55444	P.O. Box 55445
Canton, MA 02021-2809	Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445
(800) 344-1029		(800) 551-2078
www.jhannuities.com		www.jhannuitiesnewyork.com

0414:RO GSPPRO	GIFL Select IRA Rollover

ii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Age 59 1/2 Trigger: For single-life Contracts, the Contract Anniversary Date immediately preceding the Covered Person’s turning age 59 1/2.

Age 65 Trigger: The Contract Anniversary Date immediately preceding the Covered Person’s 65th birthday for single-life Contracts, or the younger Covered Person’s 65th birthday for joint-life Contracts.

Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.

Annuities Service Center: The mailing address of our applications and service offices are listed on the first page of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 380 Stuart Street, 5th Floor, Boston, MA 02116; for all other transactions, 30 Dan Road - Suite 55444, Canton, MA 02021-2809.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “V. Description of the Contract” for more details.

Benefit Enhancement: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe an increase in the Benefit Base. Please refer to “V. Description of the Contract” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Co-Annuitant: A co-Annuitant is the natural person whose life is used, together with the life of an Annuitant, to determine eligibility for and the duration of a “spousal” guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person whose lifetime, together with the lifetime of an Annuitant, measures the duration of annuity payments involving two life contingencies. Please refer to “V. Description of the Contract” for more details. The co-Annuitant must be the Spouse of the Annuitant.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

1

Continuation Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit under the Contract that we make available where a former participant and/or Spouse of a former participant under a GIFL Select Retirement Plan received distributions under that plan and will continue to receive distributions under a Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit.”

Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Excess Withdrawal: A term used to describe a withdrawal that exceeds certain limits under the guaranteed minimum withdrawal benefit and which, during periods of declining investment performance, may cause substantial reductions to or the loss of the guaranteed minimum withdrawal benefit. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal” in “V. Description of the Contract” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GIFL Select Account Value: The portion of the account value in a GIFL Select Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.

GIFL Select Retirement Plan: A retirement plan intended to qualify under either section 401(k) or section 457(b) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Lifetime Income Benefit Rider, which allows the plan sponsor to offer a GIFL Select feature.

GIFL Select: A term we may use to describe the guaranteed minimum withdrawal benefit provided in the Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or under section 408A of the Code (“Roth IRA”).

IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL Select Retirement Plan.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal – Determination of Lifetime Income Date” in “V. Description of the Contract” for more details.

2

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application. If the Owner is an individual, the Owner and the Annuitant must be the same person.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: A distribution of a GIFL Select Account Value that is paid to us for the benefits provided by the Contract. You may use a distribution from only one GIFL Select Account Value to fund a Contract.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe the period when your Contract Value is less than the Lifetime Income Amount and we may begin to make payments to you of certain minimum guaranteed amounts. Please refer to “Settlement Phase” in “V. Description of the Contract” for more details.

Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her Spouse. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with the guaranteed minimum withdrawal benefit to describe a possible one-time increase in the Benefit Base. Please refer to “V. Description of the Contract – GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” for more details.

Subaccount: A separate division of the applicable Separate Account.

Transferred Benefit Base: A term used to describe the Benefit Base amount under the GIFL “Select” guarantee provision of the group annuity contract we issued to fund a GIFL Select Retirement Plan that you intend to transfer to a Contract as part of an IRA Rollover.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An investment option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable tax and proportional share of administrative fee, to process a withdrawal.

3

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (the “SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a single Purchase Payment deferred Variable Annuity contract between you and the Company that may be purchased with a distribution from a GIFL Select Retirement Plan. A Contract may be purchased as a traditional IRA or as a Roth IRA, but not both. The Contract is “deferred” because it provides for payments to be made by us beginning on a future date, and it is “variable” because Contract Value may increase or decrease daily based upon your investment choices. The Contract also provides a guaranteed minimum withdrawal benefit that we call “GIFL Select.”

We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities. We use the word “Contract” in this prospectus to refer to both a certificate issued under a group contract in New York, and the individual contracts we issue outside of New York.

The Contract contains fees, investment options, GIFL Select benefits and limitations that may differ from the GIFL Select feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.

Who is issuing my Contract?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

Why should I consider purchasing the Contract?

The Contract permits you to invest a distribution from your GIFL Select Account Value into a Variable Annuity Contract that you intend to use as a traditional IRA or as a Roth IRA. You invest Contract Value in Variable Investment Options that may increase or decrease in value. You may transfer among the Variable Investment Options and take withdrawals of Contract Value. The Contract also offers the GIFL Select feature (see “What is the GIFL Select feature under my Contract?” below), which allows you to transfer some or all of the Lifetime Income Amount protection we provided under your employer’s GIFL Select Retirement Plan.

Please refer to the section below entitled “What are some of the differences between the Contract and my GIFL Select Retirement Plan?” for a comparison of some of the features of your current plan and the Contract. You should also be aware that, if you leave your current employer, you may have more choices than purchasing a Contract. You may be able to leave your GIFL Select Retirement Plan account with your former employer, or you may be able to withdraw the money in the plan, or you may be able to transfer your account balance to your new employer’s plan.

In addition to providing access to a diverse selection of investment options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of periodic annuity payments that can begin on the Contract’s Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option that we make available. Annuity payments are made to you. We offer Fixed Annuity and Variable Annuity payment options. Variable Annuity payment amounts are variable, based on your investment choices. If you select annuity payments under the Contract, you will no longer be able to take withdrawals.

Before purchasing a Contract, you should carefully consider your liquidity needs and your desire and ability:

•

to fund an early retirement, because you could lose benefits under the GIFL Select feature if you take withdrawals before the Lifetime Income Date, and you must satisfy “holding period” and age requirements before we will set a Lifetime Income Date (you could lose the GIFL Select guarantee if Withdrawal Amounts deplete your Contract Value, and any remaining Benefit Base, to zero); and

•

to limit your annual withdrawal amounts to the Lifetime Income Amount after the applicable Lifetime Income Date, because withdrawals of Contract Value before then (and any Excess Withdrawal in any year after that) not only decrease your Lifetime Income guarantee, but may eliminate it.

4

What are some of the differences between the Contract and my GIFL Select Retirement Plan?

Before you purchase a Contract, you should consider carefully the differences between the GIFL Select Retirement Plan, which is a defined contribution retirement plan, and the Contract, which is an individual retirement annuity contract. Some of the differences between the two products include:

•	A GIFL Select Retirement Plan is under the control of an employer, while you own and control the Contract outright.

•

Your GIFL Select Retirement Plan may offer investment options in addition to those available with the GIFL Select feature, including a money market or a stable value investment option; no additional investment options are available with the Contract.

•

A GIFL Select Retirement Plan has significantly different federal tax implications than a traditional IRA or a Roth IRA, governing such things as when contributions and distributions may be made. There may also be different state and local tax implications. Federal tax issues for IRAs are described in “VII. Federal Tax Matters.” You should consult with your own qualified tax advisor before purchasing a Contract.

•

Fees may differ between the two products, both in amount and in timing. Fees for the GIFL Select Retirement Plan, including the fees for its underlying investment portfolios, vary from employer to employer. Ask your plan administrator for fee information applicable to your plan. All of the Contract’s fees, including the fees of its underlying Portfolios, are listed in “III. Fee Tables.”

•

Both the GIFL Select Retirement Plan and the Contract offer Step-Up opportunities when establishing the Lifetime Income Amount. The Contract offers an additional Step-Up opportunity when you rollover to the Contract from the plan.

•	Distributions from the GIFL Select Retirement Plan and the Contract, if not a Roth IRA, must begin at age 70 1/2, although a plan can mandate an earlier age.

•	A GIFL Select Retirement Plan may allow loans.

•

In the GIFL Select Retirement Plan, you may establish the Lifetime Income Amount on the day that the age requirement and holding period are both satisfied. In the GIFL Select IRA Rollover Variable Annuity, you may not establish the Lifetime Income Amount until the Contract Anniversary on or after the date that these requirements are satisfied.

You should also review your current employer’s retirement plan to determine its merits and your ability to contribute amounts to that plan.

The foregoing is not meant to be a complete list. For more information on your GIFL Select Retirement Plan and the Contract, you should consult with a qualified tax advisor and your plan administrator, and read your plan documents and this Prospectus.

How can I invest money in the Contract?

We use the term “Purchase Payment” to refer to the investments you make in the Contract, which must come from the distribution of a GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. Your Purchase Payment for a Contract cannot include distributions from other accounts under the Plan. If you are the surviving Spouse of a GIFL Select Retirement Plan participant, you are permitted to roll over your GIFL Select plan benefits to a Contract. The Contract is not available for purchases if you are a non-Spousal Beneficiary of a GIFL Select Retirement Plan participant.

We will issue a Contract as a Roth IRA if your Purchase Payment is from your GIFL Select Retirement Plan Roth Account or if your Purchase Payment is from a “non-Roth” Account and you specifically instruct us to establish the Contract as a Roth IRA. In all other cases, we will issue a Contract as a traditional IRA. Please see “Eligibility” in “V. Description of the Contract” for further information about purchasing the Contract as a traditional IRA or as a Roth IRA. We provide information about tax implications of certain distributions and conversions to a Roth IRA in “VII. Federal Tax Matters.”

(Applicable to Contracts issued in California Only) For Contracts issued in California to persons 60 years of age or older, your Purchase Payment will be allocated to the Money Market Variable Investment Option for the first 30 days after the date the Contract is delivered to you. At the end of this 30-day period, we will automatically transfer the Contract Value in the Money Market Variable Investment Option to the Contract’s other available Variable Investment Options. See “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for more details.

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. We also assess a GIFL Select fee, based on the Contract’s Benefit Base. We deduct the charges proportionally from each of your Variable Investment Options. Although we do not impose a sales charge, we may use amounts derived from any of the charges, including certain fees and expenses of the underlying Portfolios, for payment of our distribution expenses. We make deductions for any applicable taxes based on the amount of the Purchase Payment.

5

What are my investment choices?

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

Although each Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts offered by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.

How can I change my investment choices?

Allocation of Purchase Payment. You designate how your Purchase Payment is to be allocated among the Variable Investment Options at the time that you purchase the Contract.

Transfers Among Variable Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Variable Investment Options, subject to certain restrictions described below and discussed in greater detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers After the Annuity Commencement Date.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to restrict Variable Investment Options at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate the Purchase Payment to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Variable Investment Option.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers after the Annuity Commencement Date”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.

If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible

6

Purchase Payments you paid or on any earnings under the Contract. Please read “VII. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.

What is the GIFL Select feature under my Contract?

The Contract permits you to choose how much Contract Value to withdraw at any time. We designed the GIFL Select feature of the Contract to guarantee that a Lifetime Income Amount will be available for annual withdrawals for as long as you live, starting on the Lifetime Income Date, even if your Contract Value declines to zero:

•

We guarantee a Lifetime Income Amount of 4%–5% under single-life Contracts and 4.5% under joint-life Contracts for annual withdrawals during your retirement years. Before the guarantee begins, you must satisfy any remaining age requirements (i.e., either the “Age 59 1/2 Trigger” or the “Age 65 Trigger”) and “holding period” requirements (i.e., up to 5 years). (Please read the “Guaranteed Lifetime Income Withdrawal Benefit” section of this Prospectus for more information.)

•

We provide a one time “Step-Up” opportunity at the time of the first withdrawal after the Lifetime Income Date to reflect favorable investment performance, if any, as of the prior Anniversary Date of the Contract.

•

We may increase the Lifetime Income Amount to reflect annual Benefit Enhancements, if you defer taking withdrawals of Cash Value during a Contract Year. The current Benefit Enhancement Rate is equal to 3% of the Benefit Base in effect at the end of the immediately preceding Contract Year. The Contract’s Benefit Enhancement rate will not change once the Contract is issued. We may reduce the Benefit Enhancement Rate at any time for new Contracts issued on or after the date of notice of the reduction. We also may increase the Benefit Enhancement Rate by means of a promotional Benefit Enhancement Rate at any time for new Contracts. We may terminate this promotional Benefit Enhancement Rate at any time. Contracts that do not receive a promotional Benefit Enhancement will receive the Benefit Enhancement Rate in effect at the time the Contract is issued, which will never be less than 1%. Please refer to “V. Description of the Contract” for more details.

•	We may decrease the Lifetime Income Amount if you take Excess Withdrawals.

You must satisfy certain conditions and make certain choices, however, to fully benefit from the GIFL Select feature guarantee. You must satisfy the age and holding period requirements specified above before we set the first available Lifetime Income Date and calculate a Lifetime Income Amount. If you take any withdrawal before we set the first available Lifetime Income Date, we will reduce the amounts we use to calculate the Lifetime Income Amount. If you take annual withdrawals after we set the Lifetime Income Date that are in excess of the Lifetime Income Amount, we will reduce the amounts we use to calculate the Lifetime Income Amount for future Contract Years.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details, including examples to describe how the benefit works and the impact of Excess Withdrawals.

How is the initial Lifetime Income Amount calculated?

We use different formulas to determine an initial Lifetime Income Amount, depending on the form of Lifetime Income Amount you select, the type of Lifetime Income Amount for which you qualify and, in some cases, your age when you purchase a Contract.

When you first purchase a Contract, we determine a Benefit Base that is the greater of:

•	the GIFL Select Account Value distribution that you use as the Purchase Payment for the Contract; or

•

the Benefit Base under your GIFL Select Retirement Plan that we permit you to transfer to the Contract. We will permit you to transfer all of your Benefit Base only if you use your entire GIFL Select Account Value distribution as a Purchase Payment for the Contract.

After you purchase a Contract, we may reduce the Benefit Base (and the Lifetime Income Amount) if you take Excess Withdrawals, and we may increase the Benefit Base (and the Lifetime Income Amount) if you qualify for any of the opportunities described below. The Benefit Base has no cash value and usually will differ from the Contract Value you may withdraw. The maximum Benefit Base is $5 million.

We determine the initial Lifetime Income Amount on the earliest available Lifetime Income Date. To do this, we multiply the greater of the Contract Value or the Benefit Base then in effect by the rate applicable to your Contract. We will recalculate the Lifetime Income Amount if you take no withdrawals or annuitize the Contract during the next Contract Year. We describe the rates we use to calculate the Lifetime Income Amount on the earliest available Lifetime Income Date, and certain age and holding period requirements, on the next page.

7

Will I have an opportunity to increase the Lifetime Income Amount under my GIFL Select guaranteed minimum withdrawal benefit?

Yes. The GIFL Select feature under the Contract has three ways to provide a potential increase in the Lifetime Income Amount:

•

if you purchase a Contract before your Age 65 Trigger, and defer taking any withdrawals (or annuitizing the Contract) between your Age 59 1/2 Trigger and your Age 65 Trigger, we will use a higher rate to calculate a Single Life Lifetime Income Amount;

•

if you do not take any withdrawals of Contract Value (or annuitize the Contract) during any Contract Year, we will add a Benefit Enhancement to the Benefit Base at the beginning of the next Contract Year that may increase the Lifetime Income Amount for future Contract Years*; and

•

when you take your first withdrawal after the Lifetime Income Date, you have a one-time opportunity to step up the Benefit Base we use to determine the Lifetime Income Amount. A Step-Up will reflect investment gains in the Contract Value, if any, as of the prior Contract Anniversary. We provide no assurance that your Contract Value will experience investment gains; it may increase or decrease in value at any time.

*	If you were taking distributions under a GIFL Select Retirement Plan, and continue to do so under a Contract, you will not qualify for an annual Benefit Enhancement.

Before purchasing a Contract, you should carefully consider whether you are likely to make withdrawals of Contract Value that may impact the amount of the GIFL Select guaranteed minimum withdrawal benefit.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information.

What rates do we use to determine the Lifetime Income Amount, and what are the applicable holding period and age requirements that you must satisfy for the GIFL Select guaranteed minimum withdrawal benefit?

We designed the GIFL Select feature to provide minimum withdrawal benefit guarantees on a single life and on a joint Spousal life basis. The GIFL Select guaranteed minimum withdrawal benefit begins on the Contract Anniversary on or after you satisfy a holding period requirement and have turned the applicable age. We charge a fee for the benefit from the date we issue a Contract, however, even if you have not satisfied the necessary requirements at that time.

Holding Period. Your Contract must remain in force throughout a holding period measured from the date we issue the Contract. The holding period is 5 Contract Years, but we will reduce the required holding period to reflect the time that you were a participant in a GIFL Select Retirement Plan. If you are a surviving Spouse of a deceased participant, the holding period will reflect the time your Spouse was in the plan.

Age Requirements – Single Life. In most cases, you must have reached your Age 59 1/2 Trigger to establish a Single Life Lifetime Income Amount. If you have reached your Age 59 1/2 Trigger, but have not yet reached your Age 65 Trigger, when you establish the GIFL Select feature, we will use a 4% rate to calculate a Single Life Lifetime Income Amount. If you wait until you have reached your Age 65 Trigger before you establish the GIFL Select feature, we will use a 5% rate to calculate a Single Life Lifetime Income Amount.

We do not apply an age requirement, however, if you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan and continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Account, as follows:

•	4% if you commenced receiving distributions under the plan on a single life basis before age 65,

•

4.5% if you commenced receiving distributions under the plan on a joint Spousal basis (we will use this rate where you are a former participant in the plan, or a surviving Spouse of a former participant, and are purchasing a Contract for a single life Lifetime Income Amount), or

•	5% if you commenced receiving distributions under the plan on a single life basis on or after age 65.

In this Prospectus, we refer to each of these types of single life Lifetime Income Amounts as a Continuation Single Life Lifetime Income Amount. Your Contract will contain the applicable rate and refer to it as a Single Life Lifetime Income Amount.

Age Requirements – Joint Spousal Life. You and your Spouse must both reach your Age 65 Triggers to establish a Spousal Lifetime Income Amount. In that event, we will use a 4.5% rate to calculate a Spousal Lifetime Income Amount.

Please read “V. Description of the Contract – Lifetime Income Provisions” for additional details.

Example: Assume that you purchase a GIFL Select IRA Rollover Variable Annuity Contract on May 1, 2014 for a Single Life Lifetime Income Amount, when you are age 60 and the holding period in your GIFL Select Retirement Plan was scheduled to end on May 31, 2014. Your Lifetime Income Date for GIFL Select is May 1, 2015, the Contract Anniversary after you have satisfied both the

8

age and holding period requirement. If you purchase the GIFL Select IRA Rollover Variable Annuity Contract on June 1, 2014, your Lifetime Income Date will be June 1, 2014 since both requirements were satisfied prior to the date that the Contract was purchased.

How do I establish my GIFL Select guaranteed minimum withdrawal benefit?

Once you satisfy the applicable age and holding period requirements, we will set the first available Lifetime Income Date and calculate a Lifetime Income Amount. You will establish that Lifetime Income Amount if you take a withdrawal at any time during the next 12 months. If you do:

•	the Lifetime Income Amount will reflect a Step-Up in the Benefit Base if there were investment gains in Contract Value as of the prior Contract Anniversary;

•

you will not be eligible for the Benefit Enhancement for that year, but you will remain eligible for future annual Benefit Enhancements if you defer taking withdrawals in future Contract Years and do not annuitize your Contract; and

•

you will need to tell us before establishing the Lifetime Income Amount if you wish to establish a Spousal Lifetime Income Amount in lieu of a Single Life Lifetime Income Amount. Once you establish a Lifetime Income Amount, you will not be able to change from a Single Life form of benefit to a Spousal form of benefit, or vice-versa.

If you defer taking withdrawals after we set the first available Lifetime Income Date, we will recalculate the Lifetime Income Amount at the next Contract Anniversary. You will then be able to establish that Lifetime Income Amount during the following 12 months. We will continue to recalculate the Lifetime Income Amount, and you will be able to establish the recalculated amount if you continue to defer withdrawals until the Maturity Date.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrender of the Contract, payments of the Lifetime Income Amount or any systematic withdrawals);

•	payment of any death proceeds; and

•	periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the rules governing distributions and rollovers from a Qualified Plan to a traditional IRA or Roth IRA;

•	the rules governing distributions from a traditional IRA or Roth IRA; and

•	the circumstances under which the payments are made.

The Code requires Contracts issued to qualify as traditional IRAs or Roth IRAs not to be used for loans, assignments or pledges. A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract issued as a traditional IRA before you reach age 59 1/2. Traditional IRAs are subject to minimum distribution requirements beginning in the year a taxpayer turns age 70 1/2, and both traditional IRAs and Roth IRAs are subject to requirements for death proceeds distributions to commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can derive tax deferral benefits from the rollover of your GIFL Select Account Value into a Contract, or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those that are accorded the Contract because it is an IRA. However, the Contract offers features and benefits that other investments may not offer. You and your financial advisor should carefully consider whether the features and benefits, including the Variable Investment Options, protection through the GIFL Select feature, and other benefits provided under the Contract are suitable for your needs and objectives and are appropriate in light of the expense.

We provide additional information on taxes in the “VII. Federal Tax Matters” section of this Prospectus. We make no attempt to provide more than general information. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax advisor regarding the suitability of the Contract.

Can I return my Contract?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of the Purchase Payment you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL Select Retirement Plan (if permitted under the plan) (see “VII. Federal Tax Matters”).

9

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payment during this 30-day period to one or more of the Contract’s other available Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payment was allocated to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. At the end of the 30-day period, we will transfer your money automatically into other available Variable Investment Options that you select. See “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period.”

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

10

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a GIFL Select IRA Rollover Variable Annuity Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.

The following table describes the fees and expenses that you pay at the time that you buy the Contract or surrender the Contract, or potentially when you transfer Contract Value between Variable Investment Options. State premium taxes may also be deducted from your Contract Value.

Contract Owner Transaction Expenses1

Transfer Fee[2]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions – Premium Taxes”).
[2]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

Annual Contract Fee	None
Annual Separate Account Expenses[1]
Administration Fee	0.15%
Mortality and Expense Risks Fee[2]	0.45%

Total Annual Separate Account Expenses	0.60%

GIFL Select Fee[3]
Maximum Fee	0.65%
Current Fee	0.50%

[1]	A daily charge reflected as an annualized percentage of the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis.
[3]	Amount shown is an annual percentage based on the Benefit Base. We impose the current fee shown, but reserve the right to increase it up to the maximum fee shown.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.76%	0.99%

(Applicable to Contracts issued in California Only) Contracts issued in California to persons age 60 or older may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select (see “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for additional information). The minimum annual net operating expenses during this 30 day period would be 0.76%.

11

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

Example 1: Maximum Portfolio operating expenses

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum GIFL Select fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$227	$699	$1,198	$2,572
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$227	$699	$1,198	$2,572

Example 2: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the maximum GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$203	$628	$1,079	$2,327
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$203	$628	$1,079	$2,327

Example 3: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the current GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$188	$583	$1,002	$2,166
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$188	$583	$1,002	$2,166

12

Portfolio Expenses

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2013, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Core Strategy
Series II	0.04%	0.25%	0.03%	0.54%	0.86%[2]	0.00%	0.86%
Lifestyle Balanced MVP
Series II	0.04%	0.25%	0.02%	0.68%	0.99%[2]	-0.02%[3]	0.97%
Lifestyle Balanced PS Series
Series II	0.04%[4]	0.25%	0.05%	0.65%	0.99%[2]	-0.01%[5]	0.98%
Lifestyle Conservative MVP
Series II	0.04%	0.25%	0.02%	0.65%	0.96%[2]	-0.02%[3]	0.94%
Lifestyle Conservative PS Series
Series II	0.04%[4]	0.25%	0.13%	0.64%	1.06%[2]	-0.09%[5]	0.97%
Lifestyle Growth MVP
Series II	0.04%	0.25%	0.02%	0.70%	1.01%[2]	-0.02%[3]	0.99%
Lifestyle Growth PS Series
Series II	0.04%[4]	0.25%	0.04%	0.66%	0.99%[2]	0.00%	0.99%
Lifestyle Moderate MVP
Series II	0.04%	0.25%	0.02%	0.67%	0.98%[2]	-0.02%[3]	0.96%
Lifestyle Moderate PS Series
Series II	0.04%[4]	0.25%	0.10%	0.64%	1.03%[2]	-0.06%[5]	0.97%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.07%	—	0.87%	0.00%	0.87%

[1]	“Acquired Portfolio Fees and Expenses” are based on indirect net expenses associated with the Portfolio’s investments in underlying investment companies.
[2]

The “Total Annual Operating Expenses” shown may not correlate to the Portfolio’s ratios of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include “Acquired Portfolio Fees and Expenses.”

[3]

The advisor has contractually agreed to reduce its management fee and/or make payment to the Portfolio in an amount equal to the amount by which “Other Expenses” of the Portfolio exceed 0.00% of the averaged annual net assets (on an annualized basis) of the Portfolio. “Other Expenses” means all of the expenses of the Portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, distribution and service (Rule 12b-1) fees, printing and postage, underlying portfolio expenses (“Acquired Portfolio Fees and Expense”), and short dividend expense. The current expense limitation agreement expires on April 30, 2017 unless renewed by mutual agreement of the Portfolio and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the Portfolio is below its expense limitation during this period.

[4]	“Management Fee” has been restated to reflect the contractual management fee schedule effective October 1, 2013.
[5]

The advisor has contractually agreed to reduce its management fee and/or make payment to the Portfolio in an amount equal to the amount by which “Other Expenses” of the Portfolio exceed 0.04% of the averaged annual net assets (on an annualized basis) of the Portfolio. “Other Expenses” means all of the expenses of the Portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, distribution and service (Rule 12b-1) fees, printing and postage, underlying portfolio expenses (“Acquired Portfolio Fees and Expenses”), and short dividend expense. The current expense limitation agreement expires on April 30, 2015 unless renewed by mutual agreement of the Portfolio and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the Portfolio is below its expense limitation during this period.

13

The following table describes the operating expenses for the Money Market Portfolio. This information is applicable only to Contracts issued in California and only during the initial inspection period (see “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for additional information):

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Money Market (Applicable to Contracts issued in California Only)
Series II	0.48%	0.25%	0.03%	0.00%	0.76%

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

14

IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 30 Dan Road - Suite 55444, Canton, Massachusetts 02021-2809.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 30 Dan Road - Suite 55444, Canton, Massachusetts 02021-2809.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

15

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as investment options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that will be available as Variable Investment Options under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract, including the GIFL Select feature. We seek to make available Variable Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contracts. The requirements we impose may increase a Portfolio’s transaction costs or otherwise affect both the performance and the availability of Variable Investment Options under the Contract.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Variable Insurance Advisor, LLC (“JHVIA LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVIA LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVIA LLC is our affiliate and we indirectly benefit from any investment management fees JHVIA LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVIA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVIA LLC to appoint a subadviser that is an affiliate of JHVIA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to existing investments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2012, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Variable Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio.

16

Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy, Lifestyle Balanced MVP, Lifestyle Balanced PS Series, Lifestyle Conservative MVP, Lifestyle Conservative PS Series, Lifestyle Growth MVP, Lifestyle Growth PS Series, Lifestyle Moderate MVP and Lifestyle Moderate PS Series (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio. JHVIA LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP and Lifestyle Moderate MVP.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other portfolios on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each JHVIT Fund of Funds will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. Your financial advisor gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this investment option.

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Money Market Trust

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this investment option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

17

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Lifestyle Balanced MVP	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55%.

Lifestyle Balanced PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Conservative MVP	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

18

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Lifestyle Conservative PS Series	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 20% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Growth MVP	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Growth PS Series	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Moderate MVP	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

19

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited

Lifestyle Moderate PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 40% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see the prospectuses for the applicable Portfolios. Your financial advisor gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of the Portfolio prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Variable Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

20

V. Description of the Contract

Eligibility

The Contract may be purchased only by direct rollovers of “eligible” distributions from a GIFL Select Retirement Account. If you qualify for an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract by directing your plan sponsor or administrator to issue instructions for us to roll over all or any portion of:

•	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a traditional IRA; or

•	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA; or

•	your “Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA.

This Contract is not available for purchase, however, if you are a non-Spousal beneficiary of a participant in a GIFL Select Retirement Plan.

If you receive an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract within 60 days of receipt by submitting a completed application to our Annuities Service Center and remitting a direct rollover of all or any amount you receive:

•	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a traditional IRA; or

•	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA; or

•	from your “Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA.

We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.

Please read “VII. Federal Tax Matters” carefully for information about “eligible” distributions and the imposition of federal income tax, including tax withholding, that may be required in connection with purchases of Contracts as Roth IRAs with amounts derived from “non-Roth” GIFL Select Retirement Plan accounts.

When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.

The Purchase Payment

Your Purchase Payment must be a distribution of the GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. We do not permit additional contributions to a Contract. Please see “VII. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.

You designate how your Purchase Payment is to be allocated among the Variable Investment Options. We credit your Purchase Payment on the Business Day on which it is deemed received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We do not deem distributions from a GIFL Select Retirement Plan to be received until the Business Day following the date we receive distribution instructions from the plan sponsor or administrator of the Plan. As a result, there will be a delay of at least one day in which your distribution will not be invested in a Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly to the plan that made the distribution, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received.

Variable Investment Options and Accumulation Units

During the Accumulation Period, we establish an Investment Account for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Variable Investment Options in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Variable Investment Options by dividing (i) the amount allocated to that Variable Investment Option by (ii) the value of an accumulation unit for that Variable Investment Option we next compute after a purchase transaction is complete.

We will usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly,

21

unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from a Variable Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Variable Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers Among Variable Investment Options

Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Variable Investment Option from which you transfer amounts and we will credit accumulation units to the Variable Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Variable Investment Option. If after the transfer the amount remaining in the Variable Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.

The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Variable Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among

22

investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios, and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions -Transfers after Annuity Commencement Date”). We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Until the close of business on July 1, 2014, you may transfer amounts out of any Variable Investment Option that invests in the Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP or Lifestyle Moderate MVP into one or more other Variable Investment Options available under your Contract with no charge, and the transfer will not count against the number of permitted transfers.

Maximum Number of Variable Investment Options

We currently do not limit the number of Variable Investment Options to which you may allocate the Purchase Payment.

Telephone and Electronic Transactions

We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic

23

transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Variable Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Variable Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s Spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order, at our Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Variable Investment Option equal in value to the Withdrawal Amount from that Variable Investment Option.

When making a withdrawal, you may specify the Variable Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from a Variable Investment Option may not exceed the value of that Variable Investment Option. If you do not specify the Variable Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

24

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VII. Federal Tax Matters”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal request; or

•	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” section below.

GIFL Select Guaranteed Lifetime Income Withdrawal Benefit

Overview

The Contract permits you to take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We designed the GIFL Select feature of the Contract to provide a guaranteed minimum withdrawal benefit after you satisfy holding period and age requirements. The GIFL Select feature provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. We may reduce the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or if you withdraw amounts that exceed the Lifetime Income Amount in any year after the Lifetime Income Date. We refer to these types of withdrawals as Excess Withdrawals.

If you limit your annual withdrawals to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your Spouse (the “co-Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.

We determine a Benefit Base for the Lifetime Income Amount when you first purchase a Contract. We may decrease the Benefit Base to reflect any Excess Withdrawals. We may increase the Benefit Base to reflect one or more annual Benefit Enhancements for which you qualify, and we may also increase the Benefit Base by a one-time Step-Up to reflect investment gains, if any, on the Contract Anniversary before you “establish” the Lifetime Income Amount. The Benefit Base has no cash value and usually will differ from the amount of Contract Value. The maximum Benefit Base is $5 million.

We calculate the Lifetime Income Amount as a percentage of the Benefit Base applicable to your Contract. The percentage we use depends on the form of Lifetime Income Amount applicable to your Contract. The percentage ranges from 4% (Single Life Lifetime Income Amount established before the Age 65 Trigger) to 4.5% (Spousal Lifetime Income Amount) to 5% (Single Life Lifetime Income Amount established on or after the Age 65 Trigger). We use the rate at which you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan if you received distributions under the Plan and will continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Retirement Plan account. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

25

Impact of Withdrawals before the Lifetime Income Date

With limited exceptions, any withdrawal before the Lifetime Income Date is an Excess Withdrawal. This means that we will reduce the Benefit Base. We do this on a pro rata basis or a dollar for dollar basis, whichever has the greater impact on the Benefit Base. If we use the pro rata basis, we reduce the Benefit Base in the same proportion that your Contract Value is reduced as a result of that withdrawal.

EXAMPLE 1 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1/2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1/2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $90,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 5.56% (i.e., $5,000/$90,000) and we would reduce your Benefit Base by the same percentage (on a pro rata basis, since $100,000 times 0.0556, or $5,556 is greater than $5,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,556, or $94,444.

EXAMPLE 2 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1/2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1/2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $110,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 4.55% (i.e., $5,000/$110,000) and we would reduce your Benefit Base by $5,000 (on a dollar for dollar basis, since $5,000 is greater than $100,000 times 0.0455, which equals $4,545). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,000, or $95,000.

If you take any withdrawals prior to the earliest available Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount. If your Contract Value and your Benefit Base decline to zero before that Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee.

Impact of Withdrawals after the Lifetime Income Date

Establishing a Lifetime Income Amount. We calculate the earliest available Lifetime Income Amount on the first day of a Contract Year following your satisfaction of any age and holding period requirements. The Lifetime Income Amount will equal the applicable rate multiplied by the Benefit Base or the Contract Value on the Contract Anniversary, if greater. You will “establish” that Lifetime Income Amount by taking a withdrawal during the immediately following 12 months. If you do not take a withdrawal (or annuitize the Contract) during that Contract Year, we will recalculate the Lifetime Income Amount on the first day of the next Contract Year. This recalculation will reflect: (a) the addition of an annual Benefit Enhancement to the Benefit Base, (b) a reduction in the Contract Value, if any, from the Contract Value that we may have used in the previously calculated Lifetime Income Amount and, possibly, (c) an increase in the Contract Value to reflect investment gains, if any, as of the date of our recalculation. You will “establish” the recalculated Lifetime Income Amount by taking a withdrawal during the Contract Year of our recalculation. We will continue to follow this procedure throughout the Accumulation Period until you take a withdrawal or annuitize the Contract. Once you have established a guaranteed Lifetime Income Amount, we will step up the Benefit Base to the Contract Value (to a maximum Benefit Base of $5 million) if that amount is greater than the Benefit Base. You may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. Once you establish the Lifetime Income Amount, there will be no additional Benefit Enhancements or Step-Up opportunities.

EXAMPLE 3 (Establishing the Earliest Available Lifetime Income Amount with Step-Up):

Assume that you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirement. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume you defer taking your first withdrawal until the third Contract Year when you want to establish your Single Life Lifetime Income Amount. On the most recent Contract Anniversary, your Benefit Base is $106,090 and Contract Value is $112,000. By electing to take your first withdrawal, the Benefit Base will step up to the Contract Value on the prior Contract Anniversary. Your new Benefit Base is $112,000, which results in a Single Life Lifetime Income Amount of ($112,000 × 4%), or $4,480.

Loss of Step-Up. If you do not “establish” a previously determined Lifetime Income Amount, the recalculated Lifetime Income Amount will not include the Step-Up, if any, from a previously determined Lifetime Income Amount.

EXAMPLE 4 (Loss of Step-Up in a newly calculated Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fourth Contract Year when you want to establish your Single Life Lifetime Income Amount. On the Contract Anniversary prior to taking a withdrawal, the Benefit Base is $109,273 and Contract Value is $107,000. By electing to take your first withdrawal, the Benefit Base will not step up because it is already greater than the Contract Value on the prior Contract Anniversary. Your Benefit Base of $109,273 will be used to calculate the Single Life Lifetime Income Amount of ($109,273 × 4%), or $4,371.

26

Please refer to “Increases in the GIFL Select Feature” for more information and examples of the Benefit Enhancement. Please refer to “Determination of the Lifetime Income Date” for more information about age and holding period requirements for the earliest available Lifetime Income Date.

Excess Withdrawals. Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on the greater of a pro rata basis or a dollar for dollar basis. If we use the pro rata basis, we reduce your Benefit Base in the same proportion that your Contract Value has been reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. If we use the dollar for dollar basis, we reduce the Benefit Base by the entire amount of the withdrawal that resulted in an Excess Withdrawal. In either case, each time we reduce the Benefit Base, we will also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount will equal:

•	(for Single Life Lifetime Income Amounts) 4% or 5% of the new Benefit Base based on the Annuitant’s age when the Lifetime Income Amount was established; or

•	(for Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base.

We calculate the reduced Lifetime Income Amount for a Continuation Single Life Lifetime Income Amounts by using the rate that was in effect when we issued your Contract. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE 5 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 61 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume that you make a single withdrawal of $10,000 of Contract Value 6 months after we issue the Contact. In this case, you would reduce your Contract Value by 11.11% (i.e., $10,000/$90,000). We would reduce your Benefit Base by $11,111 (on a pro rata basis, since $100,000 times 0.111, or $11,111 is greater than $10,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $11,111, or $88,889. The Lifetime Income Amount would also be reduced for future Contract Years from $4,000 to $3,556 (i.e., $88,889 × 4%).

EXAMPLE 6 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you and your Spouse are 62. (Since you are both under age 65 at time of purchase, the earliest Lifetime Income Date will not occur until your Age 65 Trigger.) In the fourth Contract Year and after you have turned on your Spousal Lifetime Income Amount at $4,500 ($100,000 × 4.50%), the Contract Value is $110,000 and the Benefit Base is $100,000. You make an initial withdrawal of $4,000 (less than the Lifetime Income Amount) which reduces the Contract Value to $106,000 while the Benefit Base remains unchanged at $100,000. Later, during the same Contract Year, you make another withdrawal of $6,000. In this case, you would reduce your Contract Value by 5.66% (i.e., $6,000/$106,000). We would reduce your Benefit Base by $6,000 (on a dollar for dollar basis, since $6,000 is greater than $100,000 times 0.0566, which equals $5,660). The Benefit Base after the Excess Withdrawal would be $100,000 minus $6,000, or $94,000. The Lifetime Income Amount would also be reduced for future Contract Years from $4,500 to $4,230 (i.e., $94,000 × 4.50%).

Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal.

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution program, or

•	if your total Withdrawal Amounts during any Contract Year after the Lifetime Income Date are less than or equal to the Lifetime Income Amount.

The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the GIFL Select benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The GIFL Select benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

We reduce your Contract Value (and the death proceeds) each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

27

Increases in the GIFL Select Feature

In addition to a one-time Step-Up opportunity, the GIFL Select feature of the Contract provides two other ways that have the potential to increase a Lifetime Income Amount: banded rates applicable to Single Life Lifetime Income Amounts and annual Benefit Enhancements. Please refer to “Establishing a Lifetime Income Amount,” above, for more information about the Step-Up opportunity.

Banded Single Life Rates. If you are eligible for a Single Life Lifetime Income Amount, you may have an opportunity to increase the Lifetime Income Amount by deferring withdrawals after your Age 59 1/2 Trigger until you have reached your Age 65 Trigger. That’s because we calculate the Lifetime Income Amount before age 65 as an amount equal to 4% of the Benefit Base, and will increase the rate to 5% if you take no withdrawals of a Lifetime Income Amount until age 65. If you are under age 65, and take a withdrawal at any time after the earliest available Lifetime Income Date, you will establish a Lifetime Income Amount, based on a 4% rate and lose the opportunity to establish a Lifetime Income Amount based on a 5% rate.

EXAMPLE 7 (4% Single Life Lifetime Income Amount):

Assume you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger, your Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. You elect to take a withdrawal during that first contract year and start receiving the Lifetime Income Amount. You are not eligible for the 5% Single Life Lifetime Income Amount because you have taken your first withdrawal prior to reaching your Age 65 Trigger.

EXAMPLE 8 (5% Single Life Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fifth Contract Year and you have reached your Age 65 Trigger. The Benefit Base on the most recent Contract Anniversary is $116,000 and your Single Life Lifetime Income Amount, should you take a withdrawal during that Contract Year, is ($116,000 × 5%), or $5,800.

Banded Single Life Rates do not necessarily result in a higher Lifetime Income Amount. Please see EXAMPLE 9, below, for information about the impact of a Step-Up on the Benefit Base.

We do not permit you to defer withdrawals in order to qualify for a 5% rate if you established a Spousal Lifetime Income Amount or if we issue a Contract with a Continuation Single Life Lifetime Income Amount.

Impact of Step-Up on Banded Rates. If you do not establish a previously determined Lifetime Income Amount for a Single Life Lifetime Income Amount, you may become eligible for a higher rate but may lose the advantage of a previously available Step-Up.

EXAMPLE 9 (Loss of Step-Up in a newly calculated Lifetime Income Amount with a higher rate):

Assume that you purchase a Contract through an IRA Rollover when you are 59 and have met the minimum holding period requirement. At the time of rollover your Contract Value and Benefit Base are $100,000. Assume that on the Contract Anniversary after turning 63 years of age your Contract Value is $150,000 and the Benefit Base is $112,551. The eligible Single Life Lifetime Income Amount during that Contract Year is $6,000 ($150,000 × 4%). However, you elect to defer withdrawals another year and on your Age 65 Trigger the Contract Value is $110,000 and the Benefit Base is $115,927. You elect to take your first withdrawal, which results in a Single Life Lifetime Income Amount of $5,796 ($115,927 × 5%).

Benefit Enhancements. On each Contract Anniversary during the Accumulation Phase and prior to you establishing a Lifetime Income Amount, we will add a Benefit Enhancement to the Benefit Base (up to a maximum Benefit Base of $5 million) if you have taken no withdrawals or annuitized the Contract during the immediately preceding Contract Year. The Benefit Enhancement is equal to 3% of the Benefit Base in effect at the end of that immediately preceding Contract Year. If you do not qualify for a Benefit Enhancement for a particular Contract Year, you may qualify for a Benefit Enhancement in other Contract Years if you defer: (a) taking withdrawals, (b) establishing a Lifetime Income Amount or (c) annuitizing the Contract in the other Contract Years. Benefit Enhancements have no cash value and will not affect the Contract Value.

EXAMPLE 10 (Benefit Enhancements):

Assume you purchase a Contract through an IRA Rollover when you are 60, you take no withdrawals during the first and second Contract Year and the Benefit Enhancement is 3%. Also assume that the initial Benefit Base is $100,000 and is not exceeded by Contract Value (a Step-Up does not occur).

•	At the end of the first Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it to $103,000 ($100,000 + 3% × $100,000).

•	At the end of the second Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it again to $106,090 ($103,000 + 3% × $103,000).

28

Now assume an Excess Withdrawal is taken in the third Contract Year that reduces the Benefit Base to $98,000 and no additional withdrawals are taken in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Benefit Enhancement because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply the Benefit Enhancement to the Benefit Base. The Benefit Enhancement will be based on the reduced Benefit Base. The Benefit Base will increase to $100,940 ($98,000 + 3% × 98,000).

Since the GIFL Select fee is a percentage of the Benefit Base, we will increase the amount of the GIFL Select fee after a Benefit Enhancement to reflect the new Benefit Base. (See “VI. Charges and Deductions – GIFL Select Fee”).

Determination of the Lifetime Income Date

Single Life Lifetime Income Amounts. Under a Single Life form of Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

•	you, the Annuitant, will be at least age 59 1/2 at any time during the first Contract Year; and

•

you were a participant in your employer’s GIFL Select Retirement Plan and completed a 5 year “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your account in that plan.

In this case, the date we issue your Contract will be the Age 59 1/2 Trigger, or the Age 65 Trigger if you will be at least age 65 at any time during the first Contract Year.

In all other cases, the earliest available Lifetime Income Date for a Single Life form of Lifetime Income Amount is the first day of a Contract Year in which:

•	you, the Annuitant, will have reached your Age 59 1/2 Trigger; and

•

you have already completed a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent Spouse’s) account with an employer’s GIFL Select Retirement Plan.

Continuation Single Life Lifetime Income Amounts. The earliest available Lifetime Income Date for a Continuation Single Life form of Lifetime Income amount is the date we issue your Contract.

Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

•	you, the Annuitant, and your Spouse, the co-Annuitant, will both be at least age 65 at any time during the first Contract Year; and

•	you were a participant in your employer’s GIFL Select Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account.

In this case, the date we issue your Contract will be the Age 65 Trigger.

In all other cases, the earliest available Lifetime Income Date for a Spousal Lifetime Income Amount is the first day of a Contract Year in which:

•	you, the Annuitant, and your Spouse, the co-Annuitant, will both reach your Age 65 Trigger; and

•

you have already completed a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Select Retirement Plan.

Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount

Single Life. You are eligible to select a Single Life Lifetime Income Amount if:

•

you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL Select Retirement Plan to you or to any current, former or decedent Spouse of yours that was covered by our Spousal lifetime income guaranteed minimum withdrawal benefit; or

•

you are the Annuitant under the Contract, and the Spouse of a deceased participant under a GIFL Select Retirement Plan and neither you nor the deceased participant established a lifetime income guaranteed minimum withdrawal benefit under the plan before the death of the participant; or

•	you are the Annuitant under the Contract; and

¡	you had established an account in your GIFL Select Retirement Plan that was covered by a Spousal guaranteed minimum withdrawal benefit; and

¡	you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and

¡	you do not include your Spouse as a “co-Annuitant” in the Contract you purchase.

29

You will establish a Single Life Lifetime Income Amount based on 4% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 59 1/2 Trigger, but will not have reached your Age 65 Trigger.

If you establish a Single Life Lifetime Income amount based on 4% of the Benefit Base, you will not be eligible for a Single Life Lifetime Income Amount based on 5% of the Benefit Base.

You will establish a Single Life Lifetime Income Amount based on 5% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 65 Trigger.

Continuation Single Life. We will issue a Contract with a Continuation Single Life Lifetime Income Amount if you are the Annuitant under the Contract and either:

•	(CASE ONE) you are a former participant in a GIFL Select Retirement Plan and were receiving distributions from a GIFL Select Retirement Plan account that was covered by a single life guarantee; or

•

(CASE TWO) you are a former participant in a GIFL Select Retirement Plan, you were receiving distributions a GIFL Select Retirement Plan account that was covered by a Spousal guarantee, and your Spouse has died; or

•	(CASE THREE) you are the surviving Spouse of a participant in a GIFL Select Retirement Plan and the beneficiary of a GIFL Select Retirement Plan account that was covered by a Spousal guarantee.

In CASE ONE, we will issue a Contract with a Lifetime Income Amount based on the rate in effect for the guaranteed minimum withdrawal benefit that you established under the GIFL Select Retirement Plan. We will calculate the Lifetime Income Amount based on 4% of the Benefit Base if you commenced receiving distributions under the plan before your Age 65 Trigger. We will calculate a Lifetime Income Amount based on 5% of the Benefit Base if you commenced receiving distributions under the plan on and after your Age 65 Trigger.

In CASE TWO and in CASE THREE, we will issue a Contract with a Lifetime Income Amount based on 4.5% of the Benefit Base.

Spousal Life. You can select a Spousal Lifetime Income Amount if:

•	you are the Annuitant under the Contract; and

•	your Spouse is the co-Annuitant under the Contract; and

•	you did not establish a single-life guaranteed minimum withdrawal benefit in your GIFL Select Retirement Plan.

You will establish a Spousal Lifetime Income Amount based on 4.5% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you and your Spouse have both reached your Age 65 Trigger at the time of such withdrawal; and

•	you have named your Spouse as a Co-Annuitant under the Contract; and

•	you have completed any forms that we may require for the selection of a Spousal Lifetime Income Amount.

Changing a selection. You can make a selection of a Single Life Lifetime Income Amount or a Spousal Lifetime Income Amount (if you qualify) at any time before you establish the Lifetime Income Amount by contacting the Annuities Service Center and completing any forms that we may require. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the earliest available Lifetime Income Date only if you defer “establishing” a Lifetime Income Amount. You establish a Lifetime Income Amount if you make any withdrawals from the earliest available Lifetime Income Date up to the date of the change in designation. You can change your designation up until the date you take a withdrawal.

If you establish a Spousal Lifetime Income Amount on or after your Age 65 Trigger instead of a Single Life Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).

We may recalculate the Lifetime Income Amount if you change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.

We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Benefit Enhancements and a one-time Step-Up to the Contract Value on the Contract Anniversary before the date of the first withdrawal after the Lifetime Income Date if the Benefit Base is less than the Contract Value on that date. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.

30

Tax Considerations

See “VII. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.

Pre-Authorized Withdrawals – The Income Made Easy Program

You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy Program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date.

The Income Made Easy Program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

•	you select option A or B; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and a penalty for distributions from a Roth IRA, and if you take withdrawals before age 59 1/2, a 10% penalty tax; and

•	reduce the death proceeds.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program.

Life Expectancy Distribution Program

You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your Spouse) . Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code sections 408(a)(6) or 408(b)(3) (applicable to traditional IRAs), or section 408A(c)(5) (applicable to Roth IRAs) (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “VII. Federal Tax Matters.”

Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and your Contract Value. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Contract are depleted to zero. We may make further distributions as part of the Settlement Phase for the Contract.

The Life Expectancy Distribution program applicable to GIFL Select IRA Rollover Variable Annuity Contracts does not provide automatic “life expectancy” distributions that are intended to qualify under section 72(t)(2)(A)(iv) of the Code. This Code section contains an exception to a 10% penalty tax applicable to pre-59 1/2 distributions. You should consult with a qualified tax advisor for information about the impact of taxes, including tax penalties that may be applicable to withdrawals before age 59 1/2.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

31

We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under that program if the Contract Value reduces to an amount less than the Lifetime Income Amount. In that event, we will make distributions as part of the Contract’s “Settlement Phase,” if the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount.

Settlement Phase

Once you establish a Lifetime Income Amount, we will automatically begin making payments to you under the “Settlement Phase” of the GIFL Select feature if your Contract Value reduces to an amount less than the Lifetime Income Amount and there are no Excess Withdrawals during that Contract Year. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract terminate. We will not apply additional Benefit Enhancements, or deduct any charges during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

There is no Settlement Phase, however, if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•

you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to an amount less than the Lifetime Income Amount during the Contract Year of the withdrawal.

At the beginning of the Settlement Phase, we may automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

•

If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1/2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount had been elected), you must wait before taking withdrawals until the Lifetime Income Date, when the Lifetime Income Amount would be calculated. If no withdrawals are made before the Lifetime Income Date, we will begin making annual settlement payments to you following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount, which would be either 4% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 59 1/2 Trigger before the first withdrawal but has not reached his or her Age 65 Trigger), 5% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 65 Trigger before the first withdrawal) or 4.5% of the Benefit Base on the Lifetime Income Date (if the younger of the Annuitant and co-Annuitant has reached his or her Age 65 Trigger if the Spousal Lifetime Income Amount had been elected).

•

If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1/2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount is elected) and you decide to take withdrawals prior to the Lifetime Income Date, you will receive an annual amount equal to the applicable Lifetime Income Amount as stated above multiplied by the current Benefit Base until the Benefit Base is depleted.

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Distribution at Death of Annuitant

The Contracts described in this Prospectus provide for the distribution of the Contract Value and termination of the GIFL Select feature if the Annuitant/Owner dies before the earlier of the Annuity Commencement Date or the Maturity Date. If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner without a distribution of Contract Value. In that event, the Spouse will become the Owner and Annuitant of the Contract, but the GIFL Select feature will end for any Single Life Lifetime Income Amount (if established) or for any Continuation Single Life Lifetime Income Amount. The GIFL Select feature for a Spousal Lifetime Income Amount also ends unless you established the Spousal Lifetime Income Amount prior to the Annuitant’s death.

In all other cases, distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, distribution may be made as an annuity, under one of the Annuity Options, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even in some cases in which we bear only the expense risk and not any mortality risk (see VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified an Annuity Option, we will

32

distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds will equal the Contract Value and must be distributed immediately in a single sum cash payment.

Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, you should seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan. In particular, you and your advisor should consider that there is some uncertainty as to the income tax effects of a distribution at death on IRAs (see “VII. Federal Tax Matters”).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.

Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:

•	The Beneficiary will become the Owner/Annuitant.

•

If the deceased Annuitant’s Spouse is the sole Beneficiary (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the Spouse, as the Annuitant, dies.

•

If the Beneficiary is not the deceased Owner’s Spouse , distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, an individual Beneficiary may take distributions as an annuity under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.

Death of co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the GIFL Select fee.

Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero and we make no further payments to the Beneficiary.

33

Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:

•	if the removed person subsequently dies, there will be no impact on the guarantees provided by the GIFL Select feature in most cases; and

•	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the GIFL Select benefit will terminate.

Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that GIFL Select benefit:

•

(for Single Life and Continuation Single Life Lifetime Income Amount Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

•

(for Spousal Lifetime Income Amount Contracts) If the first death of either the Annuitant or co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.

Annuitization Provisions

General

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:

•	you will no longer have access to the Contract Value applied to the Annuity Option;

•	the GIFL Select feature of your Contract terminates; and

•	we may not change the Annuity Option or the form of settlement.

The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date at any time by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:

•	you are registered on the website, and

•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.

Distributions under the Contracts may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters”). You should consult with a qualified tax advisor for information about potential adverse tax consequences for failure to take distributions.

Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

34

Annuity Options

If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Variable Investment Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1: Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co-Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or

•

the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)

Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.

Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co-Annuitant die during the 5-year period.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under a GIFL Select feature in a Contract.

Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds; see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are then using are more favorable to you, we will substitute those rates. If under our current administrative practices we allow you to choose an Annuity Option that is not guaranteed in the Contract, we will use the current rates based on current interest and mortality for other similar options that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.

35

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Variable Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Variable Investment Option by the Annuity Unit value of that Variable Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Variable Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Variable Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contracts administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter). The value of an Annuity Unit for each Variable Investment Option for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.62%.

Transfers after Annuity Commencement Date

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Variable Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Variable Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Variable Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Distributions upon Death of Annuitant after Annuity Commencement Date

If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

Other Contract Provisions

Initial Inspection Period

You may cancel the Contract by returning it to our Annuities Service Center or to your financial advisor at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.

36

The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of the Code, during the first 7 days of the initial inspection period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.

(Applicable to Contracts issued in California Only) Residents in California age 60 and older may cancel the Contract by returning it to our Annuities Service Center or your financial advisor at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select. We will permit you to elect to allocate your Purchase Payment during this 30 day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If instead you allocated your Purchase Payment to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value, computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment losses prior to our receipt of your request for cancellation if you allocate your Purchase Payment to a Variable Investment Option other than the Money Market Variable Investment Option.

Ownership

All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.

You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.

Annuitant

The Annuitant is the natural person whose life is used to determine eligibility and the duration of Single Life Lifetime Income Amount or a Continuation Single Life Lifetime Income Amount and for the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.

Co-Annuitant

The Annuitant’s and co-Annuitant’s lives are used to determine eligibility for and the duration of the Spousal Lifetime Income Amount and to determine eligibility for and the duration of annuity payments involving joint life contingencies. The Annuitant’s Spouse must be named as a co-Annuitant to establish a Spousal Lifetime Income Amount.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-Annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.

Spouse

Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial professional for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

37

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

38

VI. Charges and Deductions

We assess charges and deductions under the Contracts against the Purchase Payment, Contract Values or annuity payments. Currently, there are no deductions made from the Purchase Payment. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.45% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

GIFL Select Fee

We currently assess a fee for the GIFL Select feature that is equal to 0.50% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary. We will deduct the GIFL Select fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the fee of up to 0.65% of the Adjusted Benefit Base after we issue a Contract. If we do, we will provide at least 30 day prior notice to the Owner’s last known address.

Although the current fee for the GIFL Select feature is the same for each version of the Lifetime Income Amount, the amount of the Lifetime Income Amount will differ from version to version. For example, the Single Life Lifetime Income Amount that you establish before the Annuitant reaches his or her Age 65 Trigger will be for a lower Lifetime Income Amount than a Spousal Lifetime Income Amount that you establish after the Annuitant and the co-Annuitant both reach the Age 65 Trigger. Please read “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” for more information.

We withdraw the GIFL Select fee from each Variable Investment Option in the same proportion that the value of each Variable Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

•	on the date we determine the amount of death proceeds that we pay to a Beneficiary;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	on the date an Excess Withdrawal (including any applicable fees, charges, and taxes) reduces the Contract Value to an amount less than the Lifetime Income Amount.

We do not deduct the GIFL Select fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.

39

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on your Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); Puerto Rico (1.00%); Texas (0.04% – referred to as a “maintenance fee”); and West Virginia (1.00%).

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from your Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.

40

VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Purchase Payments

You must make a single Purchase Payment for a Contract through a direct rollover distribution from a tax-qualified retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL Select lifetime income benefit feature (a “GIFL Select Retirement Plan”), or through a direct transfer from an existing GIFL Select Contract that we issued as a traditional IRA. The Contract does not permit you to make annual contributions that may otherwise be allowed under the Code.

We do not accept payments for the Contracts that are made through indirect rollover distributions from a GIFL Select Retirement Plan. We also do not accept rollover distributions, whether direct or indirect, from any other Qualified Plans as Purchase Payments for the Contracts.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us for the purchase of a traditional IRA or Roth IRA Contract. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us. The Contracts are not available for purchase through indirect rollover distributions, even though the Code permits an indirect rollover distribution from a Qualified Plan to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Designation of Contract as a Traditional IRA or Roth IRA. You must instruct us to issue a Contract either as a traditional IRA or as a Roth IRA when you initiate a direct rollover distribution as a participant in a GIFL Select Retirement Plan. If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a GIFL Select Retirement Plan, you may make a direct rollover distribution to purchase a Contract and must instruct us to issue it either as a traditional IRA or as a Roth IRA. The Contract is not available for use as an “inherited IRA” by a non-Spouse beneficiary of a deceased participant under a tax-qualified retirement account.

A direct rollover to a Roth IRA is taxable, but it is not subject to mandatory federal tax withholding. Please read “Conversion or Rollover to Roth IRA,” below, for more information.

41

Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Distributions from a Traditional IRA

In general, unless you have rolled over non-deductible contributions from your account value in a GIFL Select Retirement Plan, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death proceeds or partial withdrawal) are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a GIFL Select Retirement Plan includes after-tax contributions to the Plan, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or the lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer of all the value from a Contract issued as a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA, The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

42

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in GIFL Select Retirement Plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a GIFL Select Retirement Plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL Select feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as a Roth account in a GIFL Select Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.

EXAMPLE: Suppose you made on-going contributions to a “Roth” account in a GIFL Select Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the Roth account in the GIFL Select Retirement Plan.

A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

43

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a non-Roth GIFL Select Retirement Plan to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information about the impact of withdrawals.

If you direct the sponsor or administrator of your GIFL Select Retirement Plan to transfer a rollover amount from your non-Roth GIFL Select Retirement Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in a GIFL Select Retirement Plan to a Contract issued as a Roth IRA or from a Contract issued as a Roth IRA to another Roth IRA.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchase a Contract intended for use in connection with a Puerto Rican “tax qualified” retirement plan, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

44

VIII. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.

The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker dealers that provide marketing support and training services to the broker-dealer firms that sell and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, at an annual rate, 0.50% of the values of the Contracts attributable to Purchase Payments.

The individual representative who sells you a Contract (your “financial advisor”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

We may provide, either from the 12b-1 fees received from the Portfolios underlying the Contracts or out of our own resources, rollover compensation to the broker-dealer of record for a Qualified Plan funded by certain group annuity contracts issued by John Hancock insurance companies, when a plan participant terminates from the Qualified Plan and rolls over plan assets into a Contract and JH Distributors is the broker-dealer of record on that Contract. Such rollover compensation is not expected to exceed 0.50% of the average daily net asset value of such Contracts.

We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

You should contact the financial advisor through whom you purchased a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.

45

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2013 and 2012, and its Separate Account financial statements for the year ended December 31, 2013 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2013, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

46

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

U-1

GIFL Select

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

GIFL Select IRA Rollover Variable Annuity

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Core Diversified Growth & Income Trust (merged into Lifestyle Growth Trust eff 10-28-11) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	12.500	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	12.500	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	—	12.500	12.500	12.500	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	—	12.500	12.500	12.500	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Strategy Trust - Series II Shares (units first credited 04-29-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.684	—	—	—	—	—	—	—	—	—
No. of Units	15,292	—	—	—	—	—	—	—	—	—
Lifestyle Balanced Trust - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	21.931	19.722	12.500	12.500	—	—	—	—	—	—
Value at End of Year	24.445	21.931	19.722	12.500	—	—	—	—	—	—
No. of Units	156,088	2,085	19	—	—	—	—	—	—	—
Lifestyle Conservative Trust - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	21.355	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	21.931	21.355	12.500	12.500	—	—	—	—	—	—
No. of Units	29,460	45,107	—	—	—	—	—	—	—	—
Lifestyle Growth Trust - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	21.301	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	25.123	21.301	12.500	12.500	—	—	—	—	—	—
No. of Units	22,598	4,000	—	—	—	—	—	—	—	—
Lifestyle Moderate Trust - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	21.497	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	23.500	21.497	12.500	12.500	—	—	—	—	—	—
No. of Units	67,733	22,274	—	—	—	—	—	—	—	—
Money Market Trust - Series II Shares (available to Contracts issued in California during the 30 day free look period only) (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	12.500	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	12.500	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

U-2

To obtain a GIFL Select Variable Annuity

Account Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

GIFL Select SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

GIFL Select NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a GIFL Select Variable Annuity Statement of Additional Information dated April 30, 2014, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 30, 2014

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) in all jurisdictions except New York as follows:

Prospectus Issued by John Hancock Life Insurance Company (U.S.A.) (to be read with this Statement of Additional Information)
GIFL Rollover Variable Annuity
GIFL Select IRA Rollover Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
John Hancock Annuities Service Center

For Applications Only:	Mailing Address
380 Stuart Street, 5th Floor	Post Office Box 111
Boston, MA 02116	Boston, MA 02117-0111

For All Other Transactions:	Mailing Address
30 Dan Road - Suite 55444	Post Office Box 55444
Canton, MA 02021-2809	Boston, MA 02205-5445
(800) 344-1029

Website Address For Applications Only:
For GIFL Rollover Variable Annuity	www.jhrollover.com/gifl
For GIFL Select IRA Rollover Variable Annuity	www.jhrollover.com/select

Website Address For All Other Transactions:	www.jhannuities.com

GIFL Series JHUSA SEP ACCT H SAI 04/14

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 30 Dan Road - Suite 55444, Canton, Massachusetts 02021-2809. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation Financial Services Group (“CSC FSG”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2013, 2012, and 2011 were $290,380,853, $309,982,088, and $355,245,025, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but

1

compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

2

APPENDIX A: Audited Financial Statements

A-1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2013, 2012 and 2011

With Report of Independent Auditors

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Auditors

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated financial statements of John Hancock Life Insurance Company (U.S.A.), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2014

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2013	2012

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$55,988; 2012—$58,066)	$57,998	$64,996
Held-for-trading—at fair value (cost: 2013—$1,217; 2012—$1,351)	1,216	1,441
Equity securities:
Available-for-sale—at fair value (cost: 2013—$131; 2012—$294)	191	386
Held-for-trading—at fair value (cost: 2013—$271; 2012—$243)	284	252
Mortgage loans on real estate	13,412	13,192
Investment real estate, agriculture, and timber	6,146	5,316
Policy loans	5,405	5,264
Short-term investments	2,892	2,145
Other invested assets	5,488	4,855

Total Investments	93,032	97,847
Cash and cash equivalents	2,541	3,446
Accrued investment income	988	1,039
Goodwill	957	953
Value of business acquired	1,183	1,196
Deferred policy acquisition costs and deferred sales inducements	7,777	5,913
Amounts due from and held for affiliates	4,333	3,805
Other intangible assets	1,234	1,250
Reinsurance recoverable	13,265	12,812
Derivative assets	7,720	11,853
Current income tax receivable	517	135
Amounts on deposit with reinsurers	6,249	6,763
Other assets	2,475	2,736
Separate account assets	154,258	140,626

Total Assets	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2013	2012

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$83,294	$83,330
Policyholders’ funds	14,894	15,723
Unearned revenue	1,652	1,466
Unpaid claims and claim expense reserves	867	1,269
Policyholder dividends payable	490	497
Amounts due to affiliates	2,984	2,490
Short-term debt	49	14
Long-term debt	472	520
Consumer notes	666	716
Current income tax payable	29	-
Deferred income tax liability	2,958	4,218
Coinsurance funds withheld	5,896	6,275
Payables for collateral on derivatives	790	2,126
Derivative liabilities	8,124	8,439
Other liabilities	2,751	4,005
Separate account liabilities	154,258	140,626

Total Liabilities	280,174	271,714

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2013 and 2012)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2013 and 2012)	5	5
Additional paid-in capital	12,792	12,790
Retained earnings	1,444	247
Accumulated other comprehensive income	1,935	5,405

Total Company Shareholder’s Equity	16,176	18,447
Noncontrolling interests	179	213

Total Shareholder’s Equity	16,355	18,660

Total Liabilities and Shareholder’s Equity	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$2,297	$2,799	$2,996
Fee income	4,836	4,724	5,717
Net investment income	5,042	4,559	4,989
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(87)	(125)	(93)
Portion of loss recognized in other comprehensive income	6	26	21

Net impairment losses recognized in earnings	(81)	(99)	(72)
Other net realized investment and other gains (losses)	(4,197)	(2,069)	3,207

Total net realized investment and other gains (losses)	(4,278)	(2,168)	3,135
Other revenue	263	143	124

Total revenues	8,160	10,057	16,961

Benefits and expenses
Benefits to policyholders	5,254	6,401	7,639
Policyholder dividends	620	663	811
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Goodwill impairment	-	-	500
Other operating costs and expenses	258	2,374	6,313

Total benefits and expenses	5,834	10,823	18,104

Income (loss) before income taxes	2,326	(766)	(1,143)

Income tax expense (benefit)	821	(633)	(332)

Net income (loss)	1,505	(133)	(811)

Less: net income (loss) attributable to noncontrolling interests	8	26	44

Net income (loss) attributable to the Company	$1,497	$(159)	$(855)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Net income (loss)	$1,505	$(133)	$(811)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	(2,068)	1,544	1,937
Reclassification adjustment for (gains) losses realized in net income	(123)	(686)	(692)
Change in foreign currency translation adjustment	(11)	(50)	13
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	(944)	648	1,777
Reclassification of net cash flow hedge (gains) losses to net income	(324)	(209)	(59)

Total other comprehensive income (loss), net of tax	(3,470)	1,247	2,976

Total comprehensive income (loss)	$(1,965)	$1,114	$2,165

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	(1,113)	831	1,044
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(66)	(369)	(373)
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	(509)	349	957
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(175)	(113)	(32)

Total income tax expense (benefit) in other comprehensive income (loss)	$(1,863)	$698	$1,596

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)		(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share -based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares
	(in millions, except for outstanding shares)							(in thousands)

Balance at January 1, 2012	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829
Net income (loss)			(159)		(159)	26	(133)
Other comprehensive income (loss), net of tax				1,247	1,247		1,247
Share-based payments		3			3		3
Acquisition on noncontrolling interests		(2)			(2)		(2)
Contributions from noncontrolling interests					-	42	42
Distributions to non-controlling interests					-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

Net income (loss)			1,497		1,497	8	1,505
Other comprehensive income (loss), net of tax				(3,470)	(3,470)		(3,470)
Share-based payments		2			2		2
Contributions from noncontrolling interests						36	36
Distributions to non-controlling interests						(78)	(78)
Dividend paid to Parent			(300)		(300)		(300)

Balance at December 31, 2013	$5	$12,792	$1,444	$1,935	$16,176	$179	$16,355	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from operating activities:
Net income (loss)	$1,505	$(133)	$(811)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(6)	(5)	27
Net realized investments and other (gains) losses	4,278	2,168	(3,135)
Change in expected internal rate of return on leveraged leases	(75)	247	-
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(655)	(719)	(766)
Goodwill impairment	-	-	500
Depreciation and amortization	169	152	140
Net cash flows from trading securities	107	32	265
(Increase) decrease in accrued investment income	51	27	(91)
(Increase) decrease in other assets and other liabilities, net	(3,378)	(752)	522
Increase (decrease) in policyholder liabilities and accruals, net	(3,193)	(1,279)	3,980
Interest credited to policyholder liabilities	1,046	1,180	1,156
Increase (decrease) in deferred income taxes	606	(378)	(100)

Net cash provided by (used in) operating activities	157	1,925	4,528

Cash flows from investing activities:
Sales of:
Fixed maturities	22,956	21,625	27,779
Equity securities	466	232	114
Mortgage loans on real estate	998	1,347	1,367
Investment real estate, agriculture, and timber	75	42	43
Other invested assets	234	533	131
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,661	1,369	2,316
Mortgage loans on real estate	353	338	367
Other invested assets	318	238	267
Purchases of:
Fixed maturities	(22,930)	(22,647)	(31,201)
Equity securities	(182)	(139)	(96)
Investment real estate, agriculture, and timber	(1,015)	(1,134)	(814)
Other invested assets	(1,024)	(1,082)	(943)
Mortgage loans on real estate issued	(1,654)	(1,821)	(2,443)
Net (purchases) redemptions of short-term investments	(747)	(544)	(150)
Net (additions) disposals of property, plant and equipment	(49)	-	-
Purchase of business, net of cash acquired	(7)	-	-
Other, net	(283)	(27)	111

Net cash provided by (used in) investing activities	(830)	(1,670)	(3,152)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	(300)	-	-
Increase (decrease) in amounts due to affiliates	131	(37)	63
Increase (decrease) in repurchase agreements	(437)	-	-
Universal life and investment-type contract deposits	3,265	3,090	3,573
Universal life and investment-type contract maturities and withdrawals	(2,876)	(3,083)	(4,168)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	348	512	156
Repayments of consumer notes, net	(50)	(103)	(147)
Issuance of short-term debt	2	2	6
Repayments of short-term debt	-	-	(2)
Issuance of long-term debt	-	1	1
Repayments of long-term debt	(12)	(106)	(213)
Contributions from noncontrolling interests	36	42	64
Distributions to noncontrolling interests	(78)	(114)	(94)
Unearned revenue on financial reinsurance	(260)	(254)	(82)
Net reinsurance recoverable	(1)	1	(1)

Net cash provided by (used in) financing activities	(232)	(49)	(844)

Net increase (decrease) in cash and cash equivalents	(905)	206	532
Cash and cash equivalents at beginning of year	3,446	3,240	2,708

Cash and cash equivalents at end of year	$2,541	$3,446	$3,240

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$-	$(6,768)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA conducts its business activities through its insurance, investment and other subsidiaries (collectively, “the Company”) and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products. In 2011, the Company suspended new sales of its group long-term care insurance product. The Company is licensed to sell insurance in 50 states, and the District of Columbia and U.S. territories.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Effective January 1, 2014, the John Hancock Funds Board of Trustees approved John Hancock Advisers, LLC (“JHA”) as the investment adviser to John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”) replacing John Hancock Investment Management Services, LLC (“JHIMS”). JHF II funds are offered to retail investors, other affiliated John Hancock Funds and separate accounts of JHUSA and JHNY as investment options for 401(k) plans sold by Retirement Plan Services. JHF III funds are offered to retail investors and other affiliated John Hancock Funds. This change transferred approximately $86 billion of assets from JHIMS to JHA. JHIMS will continue as the investment adviser for the John Hancock Variable Insurance Trust funds.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note. All significant intercompany transactions and balances have been eliminated.

Reclassifications. The Company reclassified its fixed deferred annuity liabilities balance of $8,935 million at December 31, 2012 to policyholder funds on the Consolidated Balance Sheets to conform to the current year presentation. Certain other amounts have also been reclassified to conform to the current year presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. The change in fair value related to available-for-sale securities is reflected in accumulated other comprehensive income (“AOCI”), net of policyholder related amounts

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

and deferred income taxes. The change in fair value related to held-for-trading securities is reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities, other than mortgage-backed securities, is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are in non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Other invested assets primarily represent investments in which the Company does not have a controlling financial interest, but has significant influence, and are recorded using the equity method of accounting. The Company records its share of earnings using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to interest rate, foreign currency, credit, equity price movements, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in AOCI, while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries). Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever a reporting unit’s goodwill or intangible asset’s fair value is deemed to be less than its carrying value. A reporting unit is defined as an operating segment or one level below an operating segment. For discussions regarding goodwill impairments recorded during the years ended December 31, 2013, 2012 and 2011, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of estimated gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. In situations where using gross profits is not the best basis for amortizing DAC, the Company amortizes DAC and unearned revenue based on the amount of insurance in force. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on available for sale investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing future policy benefits.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual life insurance and individual and group annuity products. The Company’s deferred sales inducements (“DSI”) are amortized over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2013, 2012 and 2011 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 32% and 33% of the Company’s traditional life net insurance in-force at December 31, 2013 and 2012, respectively, and 77%, 78%, and 76% of the Company’s traditional life net insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

For universal life insurance products, the basic policy reserve is account value. An additional liability is established for product features which result in a pattern of profits followed by losses. The benefits covered by this liability include benefits paid under no-lapse guarantee features as well as certain other death benefits. The additional liability is calculated by multiplying the benefit ratio by the assessments recorded from contract inception accumulated with interest and subtracting the excess benefits paid from contract inception accumulated with interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the retrospective adjustment of DAC, VOBA, and unearned revenue. The assumptions used in estimating the additional liability are consistent with those used for amortizing DAC. The no-lapse guarantee benefits used in calculating the liability are based on the average benefits payable over a range of scenarios.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Fixed annuity liabilities during the accumulation period are based on the accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements. The Company is not currently issuing new funding agreements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claim development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as revenue when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized and settled by the consolidated group.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Intercompany settlements of income taxes are made through an increase or reduction in amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011 and January 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar arrangement (irrespective of whether they are offset in the balance sheet). This new guidance requires an entity to disclose information, on both a gross and net basis, about instruments and transactions within the scope of the guidance. The Company adopted the revised accounting standard effective January 1, 2013 via retrospective adoption, as required. The expanded disclosures required by this guidance are included in the Investments Note. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Fed Funds as Benchmark Interest Rate

In July 2013, the FASB issued new guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair value hedges. The new guidance also removed the requirement that similar hedges designate the same benchmark rate. The new guidance is effective prospectively for qualifying new or redesignated hedging relationships commencing on or after July 17, 2013. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Comprehensive Income

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, the Company is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The Company’s adoption was prospective and the disclosures required by this guidance are included in the Shareholder’s Equity Note.

Income Taxes

In July 2013, the FASB issued updated guidance regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax losses, or a tax credit carryforward exist. This guidance requires liabilities for uncertain tax positions to be presented in the financial statements as a reduction to deferred assets to the extent that the deferred tax assets are available to reduce resulting taxes payable within the same jurisdiction. The guidance is generally effective for 2014. The Company retrospectively early adopted this new guidance for its 2013 reporting. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued updated guidance regarding testing indefinite-lived intangible assets for impairment. This guidance is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of this guidance became effective for annual and interim impairment tests performed after September 15, 2012. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Investment Companies

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. The new guidance changes the way in which a company assesses whether it should be considered an investment company. Once deemed an investment company, the new guidelines require additional disclosures as well as changes to the reporting of interests in other investment companies. The provisions of the new guidance are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2013. Upon adoption, the new guidance is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturity and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$37,233	$2,730	$(778)	$39,185	$(22)
Commercial mortgage-backed securities	791	19	(29)	781	(6)
Residential mortgage-backed securities	184	1	(18)	167	(5)
Collateralized debt obligations	61	-	(8)	53	-
Other asset-backed securities	974	60	(9)	1,025	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	9,168	119	(406)	8,881	-
Obligations of states and political subdivisions	4,388	295	(53)	4,630	-
Debt securities issued by foreign governments	1,466	128	(41)	1,553	-

Fixed maturity securities	54,265	3,352	(1,342)	56,275	(33)
Other fixed maturity securities (1)	1,723	-	-	1,723	-

Total fixed maturity securities available-for-sale	55,988	3,352	(1,342)	57,998	(33)

Equity securities available-for-sale	131	60	-	191	-

Total fixed maturity and equity securities available-for-sale	$56,119	$3,412	$(1,342)	$58,189	$(33)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturity securities	56,355	7,476	(546)	63,285	(109)
Other fixed maturity securities (1)	1,711	-	-	1,711	-

Total fixed maturity securities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturity and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

(1)	The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturity securities at December 31, 2013, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturity securities
Due in one year or less	$1,301	$1,351
Due after one year through five years	9,903	10,380
Due after five years through ten years	8,644	8,959
Due after ten years	32,407	33,559

	52,255	54,249
Asset-backed and mortgage-backed securities	2,010	2,026

Total	$54,265	$56,275

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturity and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Transaction and Portfolio Review Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted earnings per share, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macroeconomic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturity securities:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$371	$380	$399

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	57	75	38
Credit losses for which an other-than-temporary impairment was previously recognized	10	12	13

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturity securities	(149)	(96)	(70)

Balance, end of year	$289	$371	$380

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2013
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$8,479	$(467)	$2,316	$(311)	$10,795	$(778)
Commercial mortgage-backed securities	153	(1)	197	(28)	350	(29)
Residential mortgage-backed securities	4	-	144	(18)	148	(18)
Collateralized debt obligations	-	-	49	(8)	49	(8)
Other asset-backed securities	196	(9)	10	-	206	(9)
US Treasury securities and obligations of US government corps and agencies	5,470	(243)	709	(163)	6,179	(406)
Obligations of states and political subdivisions	844	(32)	93	(21)	937	(53)
Debt securities issued by foreign governments	229	(17)	112	(24)	341	(41)
Total fixed maturity securities available-for-sale	15,375	(769)	3,630	(573)	19,005	(1,342)
Equity securities available-for-sale	4	-	-	-	4	-
Total	$15,379	$(769)	$3,630	$(573)	$19,009	$(1,342)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturity securities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized losses on below investment grade available-for-sale fixed maturity securities decreased to $97 million at December 31, 2013 from $280 million at December 31, 2012.

At December 31, 2013 and 2012, there were 999 and 624 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,342 million and $546 million, respectively, of which the single largest unrealized loss was $90 million and $33 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2013 and 2012, there were 52 and 75 equity securities with an aggregate gross unrealized loss of $0 million and $5 million, respectively, of which the single largest unrealized loss was $0 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $150 million were non-income producing for the year ended December 31, 2013. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2013.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2013 and 2012. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2013	2012

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$919	$114
Bonds pledged in support of exchange-traded futures and cleared derivatives	541	552
Bonds on deposit with government authorities	34	36
Mortgage loans pledged in support of real estate	47	52
Bonds held in trust	96	105
Pledged collateral under reinsurance agreements	2,462	2,849

Total	$4,099	$3,708

Offsetting Financial Assets and Financial Liabilities

The Company does not offset financial instruments in the Consolidated Balance Sheets, as the rights of offset are conditional.

In the case of derivatives, collateral is collected from and pledged to counterparties to manage credit exposure in accordance with Credit Support Annex agreements. Under master netting agreements, the Company has a right of offset in the event of default, insolvency, bankruptcy or other early termination.

In the case of reverse repurchase and repurchase transactions, additional collateral may be collected from or pledged to counterparties to manage credit exposure according to bilateral reverse repurchase agreements or repurchase agreements. In the event of default by a counterparty, the Company is entitled to liquidate the assets the Company holds as collateral to offset against obligations to the same counterparty.

The following table presents the effects of conditional master netting and similar arrangements. Similar arrangements may include global master repurchase agreements, global master securities lending agreements, and any related rights to financial collateral.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

		Related Amounts Not Set Off in the Consolidated Balance Sheets
Year ended December 31, 2013	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$7,880	$(4,966)	$(2,895)	$19	$-
Securities lending	-	-	-	-	-
Reverse repurchase agreements	-	-	-	-	-

Total financial assets	7,880	(4,966)	(2,895)	19	-

Financial liabilities
Derivative liabilities	(5,862)	4,966	844	(52)	(33)
Repurchase agreements	-	-	-	-	-

Total financial liabilities	$(5,862)	$4,966	$844	$(52)	$(33)

Year ended December 31, 2012	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$12,175	$(5,147)	$(6,943)	$85	$1
Securities lending
Reverse repurchase agreements

Total financial assets	12,175	(5,147)	(6,943)	85	1

Financial liabilities
Derivative liabilities	(5,288)	5,147	101	(40)	(5)
Repurchase agreements

Total financial liabilities	$(5,288)	$5,147	$101	$(40)	$(5)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

1.	The Company does not offset financial instruments. Financial assets and liabilities in the table above include accrued interest of $142 million and $46 million, respectively as of December 31, 2013 (December 31, 2012 - $317 million and $212 million, respectively).
2.	Financial and cash collateral excludes over-collateralization. As at December 31, 2013 the Company was over-collateralized on OTC derivative assets and OTC derivative liabilities in the amounts of $339 million and $94 million, respectively (December 31, 2012 - $630 million and $14 million, respectively). Collateral pledged (received) does not include collateral in transit on OTC instruments or include initial margin on exchange traded contracts.
3.	The net amount includes derivative contracts entered into between the Company and its financing trusts which it does not consolidate. The Company does not exchange collateral on derivative contracts entered into with these trusts.

Affiliate Transactions

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, Manulife International Limited. These bonds had a book value of approximately $402 million and a fair value of approximately $454 million at the date of the transaction. The Company recognized approximately $52 million in pre-tax realized gains.

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, John Hancock Reassurance Company Limited. These bonds had a book value of approximately $184 million and a fair value of approximately $181 million at the date of the transaction. The Company recognized approximately $3 million in pre-tax realized losses.

In 2013, JHUSA sold certain and acquired certain fixed maturity securities from an affiliate, MLI (Bermuda Branch). The bonds had a net book value of approximately $338 million and a fair value of approximately $372 million at the date of the transaction. The Company recognized approximately $27 million in pre-tax realized gains.

Mortgage Loans on Real Estate

At December 31, 2013 and 2012, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2013:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,400	East North Central	$1,607
Industrial	1,162	East South Central	171
Office buildings	4,006	Middle Atlantic	2,361
Retail	3,623	Mountain	603
Mixed use	21	New England	887
Agricultural	464	Pacific	3,881
Agribusiness	700	South Atlantic	2,763
Other	1,048	West North Central	460
		West South Central	591
		Canada / other	100

Provision for losses	(12)	Provision for losses	(12)

Total	$13,412	Total	$13,412

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2013	$44	$12	$(2)	$(42)	$12

Year ended December 31, 2012	45	24	(1)	(24)	44

Year ended December 31, 2011	34	38	(1)	(26)	45

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

As of December 31, 2013, the carrying value for certain mortgage loans is as follows:

	December 31,	December 31,

	2013	2012

	(in millions)
Non-income producing	$36	$75
Delinquent less than 90 days	-	15
Delinquent greater than 90 days	-	22

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$48	$119
Allowance for credit losses	(12)	(44)

Net impaired mortgage loans on real estate	$36	$75

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2013	2012	2011

	(in millions)

Average recorded investment in impaired loans	$36	$105	$109
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2013	2012

	(in millions)
AAA	$421	$319
AA	1,689	1,460
A	4,108	2,928
BBB	6,647	7,648
BB	414	529
B and lower and unrated	133	308

Total	$13,412	$13,192

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $217 million was non-income producing for the year ended December 31, 2013. Depreciation expense on investment real estate, agriculture, and timber was $97 million, $84 million, and $69 million in 2013, 2012 and 2011, respectively. Accumulated depreciation was $691 million and $602 million at December 31, 2013 and 2012, respectively.

Other Invested Assets

The following tables summarize the Company’s investments accounted for using the equity method of accounting:

	December 31,
	2013	2012

	(in millions)
Carrying value	$5,074	$4,458
Combined assets	75,818	62,974
Combined liabilities	15,029	14,830
Debt included in combined liabilities	11,260	9,698

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Net investment income on the investments	$340	$218	$222
Combined revenues	9,370	8,639	8,516
Combined expenses	4,506	4,696	4,750
Combined income (loss) from operations	4,864	3,943	3,766

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2013	2012	2011

	(in millions)
Net investment income
Fixed maturity securities	$3,164	$2,943	$3,425
Equity securities	6	7	9
Mortgage loans on real estate	756	771	798
Investment real estate, agriculture, and timber	261	216	205
Policy loans	293	300	305
Short-term investments	6	8	9
Derivatives	532	405	196
Equity method investments and other	286	182	303

Gross investment income	5,304	4,832	5,250

Investment expenses	(262)	(273)	(261)

Net investment income	$5,042	$4,559	$4,989

	December 31,

	2013	2012	2011

	(in millions)
Net realized investment and other gains (losses)
Fixed maturity securities	$(45)	$1,025	$1,131
Equity securities	138	40	(11)
Mortgage loans on real estate	32	58	(82)
Derivatives	(4,626)	(3,441)	2,137
Other invested assets	144	189	62
Amounts credited to participating contract holders	79	(39)	(102)

Net realized investment and other gains (losses)	$(4,278)	$(2,168)	$3,135

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Certain investment related activity:
Net investment income passed through to participating contract holders as interest credited to policyholders’ account balances	$80	$91	$100
Change in unrealized gains (losses) included in net realized investment and other gains (losses):
Fixed maturity securities held-for-trading	(91)	33	46
Equity securities held-for-trading	4	9	(10)
Derivatives	(2,661)	(1,941)	2,687
Gross gains on sales of available-for-sale securities	589	1,284	1,619
Gross losses on sales of available-for-sale securities	(774)	199	291
Other-than-temporary impairments on available-for-sale securities	76	95	70

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2013		2012

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$20	$111	$71	$138

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2013			2012

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)

	(in millions)
Collateralized debt obligations (3)	$281	$-	$-	$341	$-	$-
Real estate limited partnerships (4)	982	262	262	1,158	314	323
Timber funds (5)	2,758	172	212	3,601	478	496

Total	$4,021	$434	$474	$5,100	$792	$819

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “Timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2013	$-	$808	$145	$953
Acquisition	4	-	-	4
Impairment	-	-	-	-

Balance at December 31, 2013	$4	$808	$145	$957

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$808	$145	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$808	$145	$953

In 2013 and 2012, the Company had no goodwill impairments. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. The impairment was reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$1,196	$1,321	$1,959
Amortization	(108)	(224)	(389)
Change due to unrealized investment gains (losses)	95	136	(249)
Reinsurance recapture (1)	-	(37)	-

Balance, end of year	$1,183	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2014	$101
2015	100
2016	95
2017	90
2018	84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2013
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	4	-	4
Subject to amortization:
Distribution networks	401	(88)	313
Other investment management contracts	56	(34)	22

Total	$1,356	$(122)	$1,234

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $17 million, $16 million, and $15 million for the years ended December 31, 2013, 2012 and 2011, respectively. Amortization expense for other intangible assets is expected to be approximately $18 million in 2014, $17 million in 2015, $16 million in 2016, $16 million in 2017, and $16 million in 2018.

During 2013 and 2011, the Company had no other intangible assets impairments. During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$5,767	$6,111	$8,657
Capitalization	631	715	755
Amortization	298	(1,084)	(2,330)
Change due to unrealized investment gains	814	25	(971)

Balance, end of year	$7,510	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$146	$187	$321
Capitalization	24	4	11
Amortization	108	(77)	(122)
Change due to unrealized investment gains	(11)	32	(23)

Balance, end of year	$267	$146	$187

Note 6 — Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreements were $444 million, $482 million, and $457 million for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, the Company had amounts payable to MFC and MLI of $11 million and $17 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Other

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2013 and 2012, the Company managed approximately $13,108 million and $8,947 million of affiliated assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2013 and 2012, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $19 million and $84 million, respectively.

The Company also has certain debt and reinsurance agreements with affiliates. These are more fully described in the Reinsurance note and Debt and the Line of Credit note.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. dollar London Interbank Bid Rate (“LIBID”) and interest payable in Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2013	2012

	(in millions)
The Manufacturers Investment Corporation	$313	$100
John Hancock Financial Corporation	36	89
Manulife Reinsurance Limited	7	35
Manulife Reinsurance (Bermuda) Ltd.	81	89
Manulife Hungary Holdings KFT.	-	5
John Hancock Life Insurance Company Vermont	16	18
John Hancock Reassurance Company, Ltd.	21	15
John Hancock Insurance Agency, Inc.	17	10

Total	$491	$361

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to transfer underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying financial statements were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums earned
Direct	$3,203	$3,591	$3,782
Assumed	752	1,127	1,188
Ceded	(1,658)	(1,919)	(1,974)

Net	$2,297	$2,799	$2,996

Benefits to policyholders ceded	$2,536	$3,101	$2,770

Affiliated Reinsurance

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), a wholly-owned subsidiary of MFC:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$603	$614	$703
Benefits ceded	786	722	792
Amounts due from and held for affiliates	-	1
Reinsurance recoverable	6,517	6,269
Amounts due to affiliates	140	149
Coinsurance funds withheld	5,888	5,995
Other Payables	(48)	34

On December 9, 1997, the Company entered into reinsurance agreements with JHRECO to reinsure certain portions of its long-term care insurance and group annuity contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a coinsurance funds withheld and a modified coinsurance funds withheld basis where the related financial assets remain invested at the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. In 2013, there was a partial recapture of the payout annuity policy agreement by the Company. This recapture did not have a material impact on the Company’s results of operations. The total

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

settlement amount was $59 million and $78 million for the years ended December 31, 2013 and 2012, respectively, and the settlement calculation consisted primarily of ceded investment income, ceded benefit payments and ceded reserves.

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”):

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	15	40	23
Amounts due from and held for affiliates	349	22
Reinsurance recoverable	1,233	1,083
Amounts due to affiliates	55	112
Coinsurance funds withheld	-	267
Unearned revenue	786	1,046
Invested assets held in trust	2,561	2,484

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, MRBL, to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations. The Company paid MRBL $1,174 million and $259 million for the years ended December 31, 2013 and 2012, respectively, and the settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets.

At December 31, 2013, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Included in other operating costs and expenses for the years ended December 31, 2013, 2012 and 2011, respectively is ($2,629) million, ($442) million and $3,221 million of separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers noted above.

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $284 million, which resulted in a pre-tax gain of $173 million.

Non-Affiliated Reinsurance

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturity securities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturity securities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $426 million pre-tax gain which was deferred and included in reinsurance recoverable. During 2013, JHUSA novated approximately 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded approximately $321 million in the Consolidated Statement of Operations to recognize the deferred gain. In 2014, the Company completed the novation of the remaining 5% of the agreements and will record approximately $18 million to the Consolidated Statement of Operations.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated other comprehensive income will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated other comprehensive income will be amortized into investment income as a yield adjustment when the payments are made.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates. The Company reclassifies the effective portion of the change in fair value of the hedged item due to interest rate risk to earnings and amortizes the basis adjustment over the life of the hedged item.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedge accounting relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedge accounting relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedge accounting relationships.

The Company also purchases interest rate floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in non-qualifying hedge accounting relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedge accounting relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other non-qualifying hedge accounting relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedge accounting relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in non-qualifying hedge accounting relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedge accounting relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in qualifying and non-qualifying hedge accounting relationships:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

		December 31, 2013			December 31, 2012
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$8,026	$461	$526	$9,336	$739	$1,048
	Foreign currency swaps	183	-	93	232	-	157

Cash flow hedges	Interest rate swaps	15,053	931	741	13,232	2,669	73
	Foreign currency swaps	502	3	70	1,763	147	255
	Foreign currency forwards	124	-	1	182	9	-
	Equity total return swaps	28	15	-	29	3	2

Total Derivatives in Hedge Accounting Relationships		$23,916	$1,410	$1,431	$24,774	$3,567	$1,535

Non-Qualifying Hedge Accounting Relationships
	Interest rate swaps	$116,391	$5,898	$3,846	$94,343	$8,094	$3,378
	Interest rate treasury locks	5,425	-	385	-	-	-
	Interest rate options	2,683	21	-	1,323	43	-
	Interest rate futures	2,939	-	-	3,987	-	-
	Foreign currency swaps	2,516	114	133	1,463	121	150
	Foreign currency forwards	11	-	-	40	1	-
	Foreign currency futures	968	-	-	1,860	-	-
	Equity total return swaps	31	21	-	63	2	4
	Equity options	3,228	248	-	45	5	1
	Equity index futures	4,771	-	-	9,107	-	-
	Credit default swaps	315	8	-	265	6	-
	Embedded derivatives – fixed maturity securities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	-	2,329	-	14	3,371
	Embedded derivatives – participating pension contracts (1)	-	-	115	-	-	129
	Embedded derivatives – benefit guarantees (1)	-	1,230	257	-	2,701	1,217

Total Derivatives in Non-Qualifying Hedge Accounting Relationships		139,278	7,540	7,065	112,496	10,987	8,250

Total Derivatives (2)		$163,194	$8,950	$8,496	$137,270	$14,554	$9,785

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 2013 and 2012, respectively.

	December 31, 2013		December 31, 2012
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$7,720	$8,124	$11,853	$8,439
Non-reinsurance embedded derivatives	1,230	372	2,701	1,346

Total derivatives	8,950	8,496	14,554	9,785
Netting adjustments (a)	(1,098)	(3,870)	(3,535)	(3,367)
Assets and cash collateral used to offset asset/liabilities	(4,469)	(995)	(3,382)	(1,408)
Affiliate reinsurance related to embedded derivatives (b)	(363)	(2,242)	(1,317)	(3,223)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,020	$1,389	$6,320	$1,787

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and counterparty where more than one derivative contract exists between the two entities.
(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2013, 2012 and 2011, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2013, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2013

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$537	$(555)	$(18)
	Fixed-rate liabilities	(340)	318	(22)
Foreign currency swaps	Fixed-rate assets	34	(31)	3
	Fixed-rate liabilities	-	-	-

Total		$231	$(268)	$(37)

Year ended December 31, 2012

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign currency swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2011, certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

During 2012, the Company completed a review of the investment strategy for JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012; the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

For the year ended December 31, 2013, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in qualifying cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2013

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$(898)	$325	$-
	Floating rate assets	(11)	-	-
	Inflation indexed liabilities	(58)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	20	(1)	-
	Floating rate assets	1	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(7)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	9	-	-

	Total	$(944)	$324	$-

Year ended December 31, 2012
Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	7	-	-

	Total	$648	$209	$9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2011

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

The Company anticipates that pre-tax net gains of approximately $90 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 33 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated in Qualifying Hedge Accounting Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2013, 2012 and 2011, gains and losses related to derivatives in a non-qualifying hedge accounting relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2013	2012	2011
	(in millions)
Non-Qualifying Hedge Accounting Relationships
Interest rate swaps	$(3,036)	$(336)	$3,230
Interest rate treasury locks	(385)	-	-
Interest rate options	(46)	(8)	1
Interest rate futures	82	(53)	(237)
Foreign currency swaps	5	(32)	17
Foreign currency forwards	4	(5)	(10)
Foreign currency futures	74	-	16
Equity total return swaps	(16)	7	(1)
Equity options	(36)	-	-
Equity index futures	(1,982)	(1,555)	(318)
Credit default swaps	-	1	-
Embedded derivatives	212	(1,730)	153

Total Investment Gains (Losses) from Derivatives in Non-Qualifying Hedge Accounting Relationships	$(5,124)	$(3,711)	$2,851

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2013 and 2012, respectively.

	December 31, 2013			December 31, 2012

	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$35	$1	3	$25	$1	4
AA	95	3	3	85	2	4
A	185	4	3	145	3	4
BBB	-	-		10	-	5

Total CDS protection sold	$315	$8		$265	$6

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company held no purchased credit protection at December 31, 2013 and 2012. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 3 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturity securities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2013 and 2012, the Company accepted collateral consisting of cash of $702 million and $2,142 million and various securities with a fair value of $2,425 million and $5,430 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

In June 2013, under US regulations, certain interest rate swap agreements and credit default swap agreements were required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Note 9 — Certain Separate Accounts

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2013	2012

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$9,781	$8,346
Net amount at risk related to deposits	174	182
Average attained age of contract holders	53	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2013	2012

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,475	$24,553
Net amount at risk — net of reinsurance	33	64
Average attained age of contract holders	66	66

Return of net deposits plus a minimum return
In the event of death
Account value	$557	$542
Net amount at risk — net of reinsurance	265	305
Average attained age of contract holders	71	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,711	$25,350
Net amount at risk — net of reinsurance	160	265
Average attained age of contract holders	67	66

Guaranteed Minimum Income Benefit
Account value	$4,678	$4,816
Net amount at risk — net of reinsurance	30	40
Average attained age of contract holders	65	65

Guaranteed Minimum Withdrawal Benefit
Account value	$40,205	$38,613
Net amount at risk	407	774
Average attained age of contract holders	66	65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2013	2012

	(in millions)
Type of Fund
Equity	$31,223	$28,537
Balanced	22,921	21,539
Bond	6,755	7,557
Money Market	906	1,407

Total	$61,805	$59,040

The following table summarizes the liabilities for guarantees on variable life and annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2013	$229	$179	$1,310	$1,718
Incurred guarantee benefits	(32)	(65)	-	(97)
Other reserve changes	1	(38)	(1,002)	(1,039)

Balance at December 31, 2013	198	76	308	582
Reinsurance recoverable	(47)	(1,074)	(259)	(1,380)

Net balance at December 31, 2013	$151	$(998)	$49	$(798)

Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, “Financial Services – Insurance”, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging.”

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The following assumptions and methodology were used to determine the amounts above at December 31, 2013 and 2012:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•

Annuity mortality is based on a combination of the Ruark Variable Annuity table and the Company’s actual experience between 2006 and 2010. The Ruark table is based on an industry study of variable annuity deaths in 2005 and 2006.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Department of Insurance and Financial Services.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2013 and 2012.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$8,129	$8,258
Policyholders’ funds	71	74
Policyholder dividends payable	155	162
Other closed block liabilities	698	659

Total closed block liabilities	9,053	9,153

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$2,988; 2012—$2,733)	3,217	3,163
Mortgage loans on real estate	483	519
Investment real estate	722	710
Policy loans	1,585	1,589
Other invested assets	4	5

Total investments	6,011	5,986

Cash borrowings, cash, and cash equivalents	(489)	(513)
Accrued investment income	100	101
Amount due from and held for affiliates	2,076	2,047
Other closed block assets	486	588

Total assets designated to the closed block	8,184	8,209

Excess of closed block liabilities over assets designated to the closed block	869	944
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $268 and $322, respectively	497	597
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $81 and $111, respectively	(150)	(206)
Foreign currency translation adjustment	(51)	(79)

Total amounts included in accumulated other comprehensive income	296	312

Maximum future earnings to be recognized from closed block assets and liabilities	$1,165	$1,256

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$499	$538	$558
Net investment income	291	339	331
Net realized investment income and other gains (losses)	265	111	67

Total revenues	1,055	988	956

Benefits and Expenses
Benefits to policyholders	575	656	668
Policyholder dividends	313	331	354
Amortization of deferred policy acquisition costs	-	94	14
Other closed block operating costs and expenses	27	29	29

Total benefits and expenses	915	1,110	1,065

Revenues, net of benefits and expenses	140	(122)	(109)
Income tax expense (benefit)	49	(43)	(41)

Revenues (losses), net of benefits and expenses and income taxes	$91	$(79)	$(68)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$1,256	$1,177
Revenues, net of benefits and expenses and income taxes	(91)	79

End of period	$1,165	$1,256

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$10,229	$10,488
Policyholders’ funds	1,401	1,446
Policyholder dividends payable	325	324
Other closed block liabilities	246	418

Total closed block liabilities	12,201	12,676

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$6,174; 2012—$6,198)	6,353	6,839
Equity securities:
Available-for-sale—at fair value (cost: 2013—$4; 2012—$6)	8	9
Mortgage loans on real estate	1,982	2,176
Policy loans	1,504	1,449
Other invested assets	80	88

Total investments	9,927	10,561

Cash borrowings, cash, and cash equivalents	88	154
Accrued investment income	120	128
Other closed block assets	78	88

Total assets designated to the closed block	10,213	10,931

Excess of closed block liabilities over assets designated to the closed block	1,988	1,745
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $65 and $229, respectively	121	425

Maximum future earnings to be recognized from closed block assets and liabilities	$2,109	$2,170

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$442	$514	$577
Net investment income	512	555	576
Net realized investment income and other gains (losses)	25	65	73

Total revenues	979	1,134	1,226

Benefits and Expenses
Benefits to policyholders	600	665	729
Policyholder dividends	263	289	412
Other closed block operating costs and expenses	22	12	52

Total benefits and expenses	885	966	1,193

Revenues, net of benefits and expenses	94	168	33
Income tax expense (benefit)	33	59	12

Revenues, net of benefits and expenses and income taxes	$61	$109	$21

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$2,170	$2,279
Revenues, net of benefits and expenses and income taxes	(61)	(109)

End of period	$2,109	$2,170

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2013	2012

	(in millions)
Long-term debt:
Surplus notes, 7.38% maturing in 2024	$472	$472
Fixed rate notes payable, interest ranging from 3.5% to 13.84% due in varying amounts to 2017	49	62
Less short-term debt	(49)	(14)

Total long-term debt	$472	$520

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2014—$49 million; 2015—$0 million; 2016—$0 million; 2017—$0 million; 2018—$0 million; and thereafter—$472 million .

Interest expense on debt, included in other operating costs and expenses, was $38 million, $41 million, and $46 million in 2013, 2012 and 2011, respectively. Interest paid on debt was $37 million, $38 million, and $43 million in 2013, 2012 and 2011, respectively.

The fixed rate notes payable includes $35 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Director of the Department of Insurance and Financial Services (the “Director”).

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions. Interest ranging from 0.8% to 6.0% is due in varying amounts to 2032.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2014—$239 million; 2015—$150 million; 2016— $67 million; 2017—$8 million; 2018—$44 million; and thereafter—$162 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $29 million, $34 million, and $42 million in 2013, 2012 and 2011, respectively. Interest paid amounted to $30 million, $36 million, and $42 million in 2013, 2012 and 2011, respectively.

Line of Credit

At December 31, 2013, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2013. At December 31, 2013, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2013, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

At December 31, 2013, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

Affiliated Debt and Loan Transactions

Affiliated debt and loan transactions are included in amounts due to affiliates or due from affiliates, respectively on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The notes mature on March 31, 2033. The interest rate is fixed at 7%, and interest is payable semi-annually. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $2 million, and $0 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The issuance of the above surplus notes by the Company was approved by the Director, and any payments of interest or principal on the surplus notes require the prior approval of the Director. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $4 million, and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 28, 2013, the maturity date was extended for a period of one year to June 28, 2014 with the terms noted above. Interest expense was $2 million and $1 million for the years ended December 31, 2013 and 2012, respectively.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note matures on December 20, 2015. Interest on the loan is calculated at a fluctuating rate equal to the one-month LIBOR rate and is payable monthly. Interest expense was $0 million and $0 million for the years ended December 31, 2013 and 2012, respectively.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Domestic	$2,326	$(766)	$(1,143)

Income (loss) before income taxes	$2,326	$(766)	$(1,143)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Current taxes:
Federal	$213	$(255)	$(233)
State	2	-	1

Total	215	(255)	(232)

Deferred taxes:
Federal	606	(378)	(100)
State	-	-	-

Total	606	(378)	(100)

Total income tax expense (benefit)	$821	$(633)	$(332)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Tax at 35%	$814	$(268)	$(400)
Add (deduct):
Prior year taxes	18	(61)	27
Tax credits	(64)	(76)	(74)
Tax-exempt investment income	(6)	(29)	(31)
Lease income	147	27	1
Dividend received deduction	(109)	(113)	(102)
Change in tax reserves	(49)	(128)	67
Goodwill impairment	-	-	175
Valuation allowance	50	-	-
Foreign tax expense gross-up	9	10	3
Other	11	5	2

Total income tax expense (benefit)	$821	$(633)	$(332)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2013	2012

	(in millions)
Deferred tax assets:
Policy reserves	$1,147	$2,401
Net operating loss carryforwards	928	661
Net capital loss carryforwards	-	-
Tax credits	878	831
Unearned revenue	601	523
Deferred compensation	66	53
Accrued interest	150	414
Policyholder dividends payable	84	91
Other	77	91

Sub-total deferred tax assets	3,931	5,065
Valuation allowance	(50)	-

Total deferred tax assets	3,881	5,065

Deferred tax liabilities
Unrealized investment gains on securities	1,091	2,954
Deferred policy acquisition costs	1,927	1,606
Intangible assets	904	946
Premiums receivable	33	36
Deferred sales inducements	103	57
Deferred gains	451	527
Securities and other investments	2,100	2,969
Other	230	188

Total deferred tax liabilites	6,839	9,283

Net deferred tax liabilities	$2,958	$4,218

At December 31, 2013, the Company had $2,652 million of net operating loss carryforwards which will expire between 2023 and 2028. At December 31, 2013, the Company had $878 million of tax credits, which consist of $661 million of general business credits, $206 million of foreign tax credits, and $11 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2033. The foreign tax credits begin to expire in tax year 2013 through tax year 2023. The alternative minimum tax credits do not have an expiration date.

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2013. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

In 2013, the Company received income tax refunds of $200 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $760 million to the Internal Revenue Service (“IRS”). In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

agreement and made income tax payments of $43 million to the IRS. In 2011, the Company received income tax refunds of $181 million from subsidiaries under the inter-company tax sharing agreement and received income tax refunds of $20 million from the IRS.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2008 have been closed. For tax years 2008 and 2009, a refund claim is pending with the IRS Joint Committee. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001 and the Company has resolved all issues with the IRS except leveraged leases, for which the Company filed a petition in the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2013	2012

	(in millions)
Balance, beginning of year	$3,226	$2,477
Additions based on tax positions related to the current year	140	350
Payments	(565)	-
Additions for tax positions of prior years	23	616
Reductions for tax positions of prior years	(2,173)	(217)

Balance, end of year	$651	$3,226

Included in the balances as of December 31, 2013 and 2012, respectively, are $164 million and $237 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2013 and 2012, respectively, are $487 million and $2,989 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued and penalties in income tax expense. The Company recognized approximately $12 million and $34 million of interest benefit for the years ended December 31, 2013 and 2012, respectively, and $161 million of interest expense for the year ended December 31, 2011. The Company had approximately $422 million and $1,157 million accrued for interest as of December 31, 2013 and 2012, respectively. The Company did not recognize material penalties for the years ended December 31, 2013, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,328 million and $126 million, respectively, at December 31, 2013. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 46% of these commitments expire in 2014 and the majority of the remainder expires by 2018.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $17 million, $18 million and $20 million for the years ended December 31, 2013, 2012 and 2011, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income

	(in millions)
2014	36	14
2015	20	3
2016	12	-
2017	9	-
2018	6	-
Thereafter	361	-

Total	444	17

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2013.

Contingencies. The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion in the litigation between John Hancock and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment (net of deferred income tax expense of $0)			13		13
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(50)		(50)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2013	$3,091	$2,391	$(81)	$4	$5,405
Gross unrealized investment losses (net of deferred income tax benefit of $1,698)	(3,152)				(3,152)
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $66)	(123)				(123)
Adjustment for policyholder liabilities (net of deferred income tax expense of $260)	481				481
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $325)	603				603

Net unrealized investment losses	(2,191)				(2,191)
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(11)		(11)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $509)		(944)			(944)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $175)		(324)			(324)

Balance at December 31, 2013	$900	$1,123	$(92)	$4	$1,935

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

	Amounts Reclassified from AOCI (1)

	Year Ended December 31, 2013	Affected Line Item in Consolidated Statement of Operations

Unrealized investment gains (losses): (2) (3)
Net unrealized gains (losses)	$195	Other net realized investment and other gains (losses)
OTTI	(6)	Portion of loss recognized in other comprehensive income

Net realized gains (losses) before income tax	189
Income tax (expense) benefit	(66)

Net realized gains (losses), net of income tax	$123

Unrealized gains (losses) on derivatives—cash flow hedges:
Interest rate swaps	$500	Other net realized investment and other gains (losses)
Foreign currency swaps	(2)	Other net realized investment and other gains (losses)
Foreign currency forwards	-	Other net realized investment and other gains (losses)
Equity market contracts	-	Other net realized investment and other gains (losses)

Net gains (losses) on cash flow hedges, before income tax	498
Income tax (expense) benefit	(174)

Net gains (losses) on cash flow hedges, net of income tax	$324

Foreign currency translation adjustment:
Foreign currency translation adjustment, before income tax	$-	Other net realized investment and other gains (losses)
Income tax (expense) benefit	-

Foreign currency translation adjustment, net of income tax	$-

Total reclassifications for the year, net of income tax	$447

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(2)	Amounts reflect investment gains (losses) that were previously unrealized and reclassified to the Consolidated Statements of Operations during the period as realized.
(3)	See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition costs, deferred sales inducements, value of business acquired, unearned revenue liability, and policyholder liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,

	2013	2012	2011

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturity securities	$2,283	$7,378	$5,932
Equity securities	513	471	365
Other investments	19	5	33

Total (1)	2,815	7,854	6,330
Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(714)	(1,642)	(1,824)
Policyholder liabilities	(716)	(1,456)	(1,070)
Deferred income taxes	(485)	(1,665)	(1,203)

Total	(1,915)	(4,763)	(4,097)

Net unrealized investment gains (losses)	$900	$3,091	$2,233

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Reinsurance Note for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare financial statements in accordance with accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The principal differences between statutory financial statements and financial statements prepared in accordance with USGAAP are that statutory financial statements do not reflect DAC, bonds may be carried at amortized cost, assets and liabilities are presented net of reinsurance, policy and contract obligations are generally valued using more conservative assumptions and certain assets are non-admitted.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, JHUSA, JHNY and JHLH met the minimum RBC requirements.

Company	State of Domicile	Statutory Net Income (Loss)		Statutory Capital and Surplus

	(in millions)
		2013	2012	2013	2012

JHUSA	Michigan	$3,015	$221	$5,809	$5,794
JHNY	New York	466	69	1,284	1,005
JHLH	Massachusetts	82	12	683	665

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid a shareholder dividend of $300 million to MIC in 2013. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. JHNY paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Insurance Commissioner. Massachusetts law also limits the amount of total shareholder dividends that a life insurer may pay within a rolling 12-month period, without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the preceding year ending December 31. JHLH paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Note 15 — Pension and Other Postretirement Benefit Plans

Retirement Plans. The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $42 million, $59 million and $41 million in 2013, 2012 and 2011, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was $16 million, $7 million and $6 million in 2013, 2012 and 2011, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains separate rabbi trusts for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $406 million and $439 million at December 31, 2013 and 2012, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans. The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was $19 million, $19 million and $19 million in 2013, 2012 and 2011, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

Deferred Compensation Plan. The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2013 and 2012 was $89 million and $76 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan at December 31, 2013 and 2012 was $18 million and $17 million, respectively.

Postretirement Benefit Plan. The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum. The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants.

Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate claim payments to participants in these plans. The expense for this plan was $32 million, $30 million, and $46 million in 2013, 2012 and 2011, respectively.

Note 16 — Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most fixed maturity securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1 or 2. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and are put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturity securities, equity securities, short-term investments, real estate joint ventures and other limited partnership interests, derivatives, and separate account assets and liabilities. Assets measured at fair value on a nonrecurring basis include limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, debt and affiliated debt, and policyholders’ funds.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturity Securities

For fixed maturity securities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturity securities are classified within Level 2. Fixed maturity securities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets. Common stocks not traded in active markets are classified within Level 3.

Short-Term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Real Estate Joint Ventures and Other Limited Partnership Interests

The amounts disclosed in the following tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company’s share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

The Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets and Liabilities

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of separate account assets is based on the fair value of the underlying funds owned by the separate account. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported NAV. Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3, accordingly.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage Loans on Real Estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy Loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and Cash Equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Policyholders’ Funds

Policyholders’ funds include guaranteed investment contracts, funding agreements, fixed-rate deferred annuities, term certain and supplementary contracts without life contingencies, and certain balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with guaranteed investment contracts, funding agreements, term certain and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rate, volatility, etc.) observable at the valuation date. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Debt and Affiliated Debt

The fair value of the Company’s short-term and long-term debt and affiliated debt transactions is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Short-term debt and long-term debt includes fixed rate notes. Affiliated debt includes variable and fixed rate notes receivable from and payable to related parties.

Consumer Notes

The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheets:

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$39,185	$39,185	$-	$36,272	$2,913
Commercial mortgage-backed securities	781	781	-	496	285
Residential mortgage-backed securities	167	167	-	4	163
Collateralized debt obligations	53	53	-	5	48
Other asset-backed securities	1,025	1,025	-	1,002	23
U.S. Treasury and agency securities	8,881	8,881	-	8,876	5
Obligations of states and political subdivisions (6)	4,630	4,630	-	4,491	139
Debt securities issued by foreign governments	1,553	1,553	-	1,553	-

Total fixed maturity securities available-for-sale	56,275	56,275	-	52,699	3,576

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	965	965	-	930	35
Commercial mortgage-backed securities	59	59	-	49	10
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	28	28	-	28	-
U.S. Treasury and agency securities	69	69	-	69	-
Obligations of states and political subdivisions (6)	80	80	-	71	9
Debt securities issued by foreign governments	14	14	-	14	-

Total fixed maturity securities held-for-trading	1,216	1,216	-	1,161	55

Equity securities available-for-sale	191	191	191	-	-
Equity securities held-for-trading	284	284	284	-	-
Short-term investments	2,892	2,892	-	2,892	-
Other invested assets (2)	375	375	-	-	375
Derivative assets (3):
Interest rate swaps	7,290	7,290	-	7,283	7
Interest rate treasury locks	-	-	-	-	-
Interest rate options	21	21	-	-	21
Interest rate futures	-	-	-	-	-
Foreign currency swaps	117	117	-	117	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	36	36	-	-	36
Equity options	248	248	-	26	222
Equity index futures	-	-	-	-	-
Credit default swaps	8	8	-	8	-
Embedded derivatives (4):
Reinsurance contracts	-	-	-	-	-
Benefit guarantees (7)	1,230	1,230	-	-	1,230
Assets held in trust (8)	2,565	2,565	928	1,595	42
Separate account assets	154,258	154,258	146,845	5,194	2,219

Total assets at fair value	$227,006	$227,006	$148,248	$70,975	$7,783

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$5,113	$5,113	$-	$5,113	$-
Interest rate treasury locks	385	385	-	-	385
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	296	296	-	277	19
Foreign currency forwards	1	1	-	1	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	2,329	2,329	-	2,329	-
Participating pension contracts	115	115	-	115	-
Benefit guarantees (7)	257	257	-	-	257

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account liabilities	154,258	154,258	146,845	5,194	2,219

Total liabilities at fair value	$162,754	$162,754	$146,845	$13,029	$2,880

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$41,693	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	1,394	-	1,166	228
Residential mortgage-backed securities	242	242	-	4	238
Collateralized debt obligations	106	106	-	6	100
Other asset-backed securities	894	894	-	847	47
U.S. Treasury and agency securities	12,095	12,095	-	12,095	-
Obligations of states and political subdivisions (6)	5,394	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	1,467	-	1,467	-

Total fixed maturity securities available-for-sale	63,285	63,285	-	58,420	4,865

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	997	997	-	955	42
Commercial mortgage-backed securities	145	145	-	134	11
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	2	2	-	1	1
Other asset-backed securities	24	24	-	23	1
U.S. Treasury and agency securities	190	190	-	190	-
Obligations of states and political subdivisions (6)	81	81	-	70	11
Debt securities issued by foreign governments	1	1	-	1	-

Total fixed maturity securities held-for-trading	1,441	1,441	-	1,374	67

Equity securities available-for-sale	386	386	386	-	-
Equity securities held-for-trading	252	252	252	-	-
Short-term investments	2,145	2,145	-	2,145	-
Other invested assets (2)	367	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	11,502	-	11,484	18
Interest rate treasury locks	-	-	-	-	-
Interest rate options	43	43	-	-	43
Interest rate futures	-	-	-	-	-
Foreign currency swaps	268	268	-	268	-
Foreign currency forwards	10	10	-	10	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	5	5	-	-	5
Equity options	5	5	-	5	-
Equity index futures	-	-	-	-	-
Credit default swaps	6	6	-	6	-
Embedded derivatives (4):
Reinsurance contracts	14	14	-	14	-
Benefit guarantees (7)	2,701	2,701	-	-	2,701
Assets held in trust (8)	2,487	2,487	886	1,546	55
Separate account assets	140,626	140,626	132,994	5,409	2,223

Total assets at fair value	$225,543	$225,543	$134,518	$80,681	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$4,499	$-	$4,498	$1
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	562	562	-	517	45
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	6	6	-	-	6
Equity options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	3,371	-	3,371	-
Participating pension contracts	129	129	-	129	-
Benefit guarantees (7)	1,217	1,217	-	-	1,217
Separate account liabilities	140,626	140,626	132,994	5,409	2,223

Total liabilities at fair value	$150,411	$150,411	$132,994	$13,925	$3,492

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturity securities available-for-sale exclude leveraged leases of $1,723 million and $1,711 million at December 31, 2013 and 2012, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $5,113 million and $4,488 million at December 31, 2013 and 2012, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturity securities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Fair value of the Level 3 corporate debt securities is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 61 basis points and 0 to 61 basis points during 2013 and 2012, respectively.
(6)	Fair value of the Level 3 obligations of states and political subdivisions is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 361 basis points and 97 to 364 basis points during 2013 and 2012, respectively.
(7)	Fair value of the Level 3 benefit guarantees is determined based on discounted cash flow models. The significant unobservable inputs are equity implied volatility, base lapse rates, dynamic lapse rates, mortality rates, and 0% utilization rates. These inputs ranged from 0% to 37%, 1% to 40%, 0% to 50%, 0% to 40%, and 80% to 100% in 2013, respectively. These inputs ranged from 0% to 35%, 1% to 35%, 0% to 70%, 0% to 38%, and 80% to 100% in 2012, respectively.
(8)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Reinsurance Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,412	$14,535	$-	$-	$14,535
Policy loans	5,405	5,405	-	5,405	-
Cash and cash equivalents	2,541	2,541	2,541	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$21,653	$22,776	$2,541	$5,700	$14,535

Liabilities
Consumer notes	$666	$685	$-	$-	$685
Debt	521	590	-	590	-
Policyholders’ funds	14,747	14,970	-	1,414	13,556
Affiliated debt	831	831	-	831	-

Total Liabilities	$16,765	$17,076	$-	$2,835	$14,241

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,192	$15,065	$-	$-	$15,065
Policy loans	5,264	5,264	-	5,264	-
Cash and cash equivalents	3,446	3,446	3,446	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$22,197	$24,070	$3,446	$5,559	$15,065

Liabilities
Consumer notes	$716	$757	$-	$-	$757
Debt	534	593	-	593	-
Policyholders’ funds	15,588	15,916	-	1,325	14,591
Affiliated debt	831	831	-	831	-

Total Liabilities	$17,669	$18,097	$-	$2,749	$15,348

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2013 and 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2013, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2013	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2013	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,689	$(66)	$(249)	$984	$-	$(41)	$(699)	$418	$(1,123)	$2,913	$-
Commercial mortgage-backed securities	228	(20)	36	85	-	(8)	(37)	3	(2)	285	-
Residential mortgage-backed securities	238	22	27	-	-	(54)	(70)	-	-	163	-
Collateralized debt obligations	100	28	4	-	-	(34)	(50)	-	-	48	-
Other asset-backed securities	47	8	(6)	2	-	-	(24)	-	(4)	23	-
US Treasury securities and obligations of US govt corporation and agencies (AFS)	-	-	5	-	-	-	-	-	-	5	-
Obligations of states and political subdivisions	563	-	(38)	153	-	-	(159)	-	(380)	139	-

Total fixed maturity securities available-for-sale	4,865	(28)	(221)	1,224	-	(137)	(1,039)	421	(1,509)	3,576	-

Fixed maturity securities held-for-trading:
Corporate debt securities	42	(9)	-	7	-	(5)	10	-	(10)	35	(3)
Commercial mortgage-backed securities	11	2	-	-	-	(3)	-	-	-	10	2
Residential mortgage-backed securities	1	-	-	-	-	-	-	-	-	1	-
Collateralized debt obligations	1	1	-	-	-	(1)	(1)	-	-	-	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-	-	-
Obligations of states and political subdivisions	11	(2)	-	-	-	-	-	-	-	9	(2)

Total fixed maturity securities held-for-trading	67	(8)	-	7	-	(9)	8	-	(10)	55	(3)

Other invested assets	367	20	6	109	-	(36)	(106)	51	(36)	375	(4)
Net derivatives	14	(452)	27	287	-	(6)	-	-	12	(118)	(175)
Net embedded derivatives (4)	1,484	(511)	-	-	-	-	-	-	-	973	(511)
Assets held in trust	55	3	(9)	11	-	(7)	-	-	(11)	42	-
Separate account assets/ liabilities (5)	2,223	161	-	31	-	(195)	-	-	(1)	2,219	1

Total	$9,075	$(815)	$(197)	$1,669	$-	$(390)	$(1,137)	$472	$(1,555)	$7,122	$(692)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

		Net realized/unrealized gains (losses) included in:						Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2012	Earnings (1)	AOCI (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturity securities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturity securities held-for-trading
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturity securities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9

Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets/liabilities (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturity securities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturity securities held-for-trading
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturity securities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14

Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets/ liabilities (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the years ended December 31, 2013 and 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and certain corporate operations.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Summary of Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2013
Revenues from external customers	$5,034	$2,185	$177	$7,396
Net investment income	3,104	1,477	461	5,042
Net realized investment and other gains (losses)	(1,043)	(2,847)	(388)	(4,278)
Inter-segment	-	-	-	-

Revenues	$7,095	$815	$250	$8,160

Net income (loss)	$200	$967	$338	$1,505

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$258	$91	$(9)	$340
Carrying value of investments under the equity method	3,976	855	243	5,074
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(205)	(94)	1	(298)
Goodwill impairment	-	-	-	-
Interest expense	-	-	38	38
Income tax expense (benefit)	79	273	469	821
Segment assets	101,993	170,106	24,430	296,529

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	101,334	163,135	25,905	290,374

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)

The Company operates primarily in the United States and has no reportable major customers.
Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2013 consolidated financial statements through the date on which the consolidated financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2013

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) comprised of the following sub-accounts,

500 Index Trust B Series I	Investment Quality Bond Trust Series II
500 Index Trust B Series II	Lifestyle Aggressive Trust Series I
500 Index Trust B Series NAV	Lifestyle Aggressive Trust Series II
Active Bond Trust Series I	Lifestyle Aggressive Trust PS Series - Series II
Active Bond Trust Series II	Lifestyle Balanced Trust Series I
All Cap Core Trust Series I	Lifestyle Balanced Trust Series II
All Cap Core Trust Series II	Lifestyle Balanced Trust Series NAV
American Asset Allocation Trust Series I	Lifestyle Balanced Trust PS Series - Series I
American Asset Allocation Trust Series II	Lifestyle Balanced Trust PS Series - Series II
American Asset Allocation Trust Series III	Lifestyle Conservative Trust Series I
American Global Growth Trust Series II	Lifestyle Conservative Trust Series II
American Global Growth Trust Series III	Lifestyle Conservative Trust PS Series - Series II
American Growth-Income Trust Series I	Lifestyle Growth Trust Series I
American Growth-Income Trust Series II	Lifestyle Growth Trust Series II
American Growth-Income Trust Series III	Lifestyle Growth Trust Series NAV
American Growth Trust Series II	Lifestyle Growth Trust PS Series - Series I
American Growth Trust Series III	Lifestyle Growth Trust PS Series - Series II
American International Trust Series II	Lifestyle Moderate Trust Series I
American International Trust Series III	Lifestyle Moderate Trust Series II
American New World Trust Series II	Lifestyle Moderate Trust PS Series - Series I
American New World Trust Series III	Lifestyle Moderate Trust PS Series - Series II
Basic Value Focus	Mid Cap Index Trust Series I
Blue Chip Growth Trust Series I	Mid Cap Index Trust Series II
Blue Chip Growth Trust Series II	Mid Cap Stock Trust Series I
Bond PS Series - Series II	Mid Cap Stock Trust Series II
Bond Trust Series I	Mid Value Trust Series I
Bond Trust Series II	Mid Value Trust Series II
Capital Appreciation Trust Series I	Money Market Trust B Series NAV
Capital Appreciation Trust Series II	Money Market Trust Series I
Capital Appreciation Value Trust Series II	Money Market Trust Series II
Core Bond Trust Series II	Mutual Shares Trust Series I
Core Strategy Trust Series I	PIMCO All Asset
Core Strategy Trust Series II	Real Estate Securities Trust Series I
Core Strategy Trust Series NAV	Real Estate Securities Trust Series II
DWS Equity 500 Index	Real Return Bond Trust Series II
Equity-Income Trust Series I	Science & Technology Trust Series I
Equity-Income Trust Series II	Science & Technology Trust Series II
Financial Services Trust Series I	Short Term Government Income Trust Series I
Financial Services Trust Series II	Short Term Government Income Trust Series II
Founding Allocation Trust Series I	Small Cap Growth Trust Series I

Founding Allocation Trust Series II	Small Cap Growth Trust Series II
Fundamental All Cap Core Trust Series II	Small Cap Index Trust Series I
Fundamental Large Cap Value Trust Series I	Small Cap Index Trust Series II
Fundamental Large Cap Value Trust Series II	Small Cap Opportunities Trust Series I
Fundamental Value Trust Series I	Small Cap Opportunities Trust Series II
Fundamental Value Trust Series II	Small Cap Value Trust Series I
Global Allocation	Small Cap Value Trust Series II
Global Bond Trust Series I	Small Company Value Trust Series I
Global Bond Trust Series II	Small Company Value Trust Series II
Global Trust Series I	Strategic Income Opportunities Trust Series I
Global Trust Series II	Strategic Income Opportunities Trust Series II
Health Sciences Trust Series I	Total Bond Market Trust B Series II
Health Sciences Trust Series II	Total Bond Market Trust B Series NAV
High Yield Trust Series I	Total Return Trust Series I
High Yield Trust Series II	Total Return Trust Series II
International Core Trust Series I	Total Stock Market Index Trust Series I
International Core Trust Series II	Total Stock Market Index Trust Series II
International Equity Index Trust B Series I	US Equity Trust Series I
International Equity Index Trust B Series II	US Equity Trust Series II
International Equity Index Trust B Series NAV	Ultra Short Term Bond Trust Series I
International Growth Stock Trust Series II	Ultra Short Term Bond Trust Series II
International Small Company Trust Series I	Utilities Trust Series I
International Small Company Trust Series II	Utilities Trust Series II
International Value Trust Series I	Value Trust Series I
International Value Trust Series II	Value Trust Series II
Investment Quality Bond Trust Series I	Value Opportunities

as of December 31, 2013, and the related statements of operations and changes in contract owners’ equity and financial highlights for the above mentioned sub-accounts and for the All Cap Value Trust Series I, All Cap Value Trust Series II, American Global Small Capitalization Trust Series II, American Global Small Capitalization Trust Series III, American High-Income Bond Trust Series II, American High-Income Bond Trust Series III, Core Allocation Plus Trust Series I, Core Allocation Plus Trust Series II, Core Fundamental Holdings Trust Series II, Core Fundamental Holdings Trust Series III, Core Global Diversification Trust Series I, Core Global Diversification Trust Series II, Core Global Diversification Trust Series III, Disciplined Diversification Trust Series II, Fundamental Holdings Trust Series II, Fundamental Holdings Trust Series III, Global Diversification Trust Series II, Smaller Company Growth Trust Series I, Smaller Company Growth Trust Series II (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31,

2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2013, and the results of their and the closed sub-accounts’ operations , changes in contract owners’ equity and financial highlights for the periods indicated therein , in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 27, 2014

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	500 Index Trust B Series I	500 Index Trust B Series II	500 Index Trust B Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	All Cap Core Trust Series I
Total Assets
Investments at fair value	$52,972,912	$42,128,602	$250,124,751	$39,729,151	$220,186,743	$46,247,608

Net Assets
Contracts in accumulation	$52,884,309	$42,128,602	$250,059,492	$39,626,390	$220,135,049	$46,182,233
Contracts in payout (annuitization)	88,603	—	65,259	102,761	51,694	65,375

Total net assets	$52,972,912	$42,128,602	$250,124,751	$39,729,151	$220,186,743	$46,247,608

Units outstanding	3,220,415	2,574,764	15,237,638	2,205,233	12,635,235	1,966,094
Unit value	$16.45	$16.36	$16.41	$18.02	$17.43	$23.52

Shares	2,269,619	1,803,450	10,721,164	4,138,453	22,888,435	1,838,871
Cost	$42,061,893	$33,193,212	$190,341,800	$39,745,712	$218,852,810	$29,975,174

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	All Cap Core Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III
Total Assets
Investments at fair value	$7,209,630	$140,673,050	$1,320,706,445	$172,981,743	$215,497,989	$39,832,326

Net Assets
Contracts in accumulation	$7,209,630	$140,287,833	$1,320,706,445	$172,981,743	$215,487,229	$39,832,326
Contracts in payout (annuitization)	—	385,217	—	—	10,760	—

Total net assets	$7,209,630	$140,673,050	$1,320,706,445	$172,981,743	$215,497,989	$39,832,326

Units outstanding	310,890	8,751,576	83,069,590	9,650,115	13,048,836	2,179,032
Unit value	$23.19	$16.07	$15.90	$17.93	$16.51	$18.28

Shares	287,236	9,242,645	86,774,405	11,365,423	13,769,839	2,546,824
Cost	$5,467,053	$84,658,038	$815,471,693	$102,690,352	$150,429,076	$33,488,582

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	American Growth Trust Series II	American Growth Trust Series III	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II
Total Assets
Investments at fair value	$799,945,150	$116,005,778	$148,729,626	$718,672,889	$275,374,372	$492,156,823

Net Assets
Contracts in accumulation	$799,748,603	$116,002,205	$148,441,640	$718,453,970	$275,370,580	$492,011,517
Contracts in payout (annuitization)	196,547	3,573	287,986	218,919	3,792	145,306

Total net assets	$799,945,150	$116,005,778	$148,729,626	$718,672,889	$275,374,372	$492,156,823

Units outstanding	32,225,684	6,693,865	5,907,494	31,322,359	15,357,402	18,937,993
Unit value	$24.82	$17.33	$25.18	$22.94	$17.93	$25.99

Shares	35,759,730	5,188,094	6,772,752	32,786,172	12,562,700	25,619,824
Cost	$440,893,149	$70,395,013	$86,368,002	$449,713,007	$203,331,545	$335,533,647

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	American International Trust Series III	American New World Trust Series II	American New World Trust Series III	Basic Value Focus (a)	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II
Total Assets
Investments at fair value	$54,799,469	$58,758,056	$2,121,899	$6,715,508	$264,249,563	$131,638,003

Net Assets
Contracts in accumulation	$54,797,427	$58,741,618	$2,121,899	$6,697,708	$263,870,397	$131,626,755
Contracts in payout (annuitization)	2,042	16,438	—	17,800	379,166	11,248

Total net assets	$54,799,469	$58,758,056	$2,121,899	$6,715,508	$264,249,563	$131,638,003

Units outstanding	3,743,443	3,886,950	143,538	189,860	7,738,485	5,432,037
Unit value	$14.64	$15.12	$14.78	$35.37	$34.15	$24.23

Shares	2,858,606	3,948,794	142,793	385,949	7,719,824	3,878,550
Cost	$43,177,087	$50,136,893	$1,820,100	$4,921,486	$138,138,185	$78,637,250

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Bond PS Series - Series II	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II
Total Assets
Investments at fair value	$245,124	$246,783,763	$546,691,264	$155,768,219	$68,554,889	$307,583,954

Net Assets
Contracts in accumulation	$245,124	$246,779,566	$546,626,759	$155,357,148	$68,526,257	$307,583,954
Contracts in payout (annuitization)	—	4,197	64,505	411,071	28,632	—

Total net assets	$245,124	$246,783,763	$546,691,264	$155,768,219	$68,554,889	$307,583,954

Units outstanding	19,193	19,048,138	43,168,464	10,222,001	3,044,689	17,243,335
Unit value	$12.77	$12.96	$12.66	$15.24	$22.52	$17.84

Shares	19,423	18,555,170	41,073,724	9,871,243	4,403,011	23,678,518
Cost	$249,170	$256,533,099	$567,959,977	$93,055,283	$43,946,887	$245,257,571

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Core Bond Trust Series II	Core Strategy Trust Series I	Core Strategy Trust Series II	Core Strategy Trust Series NAV	DWS Equity 500 Index (a)	Equity-Income Trust Series I
Total Assets
Investments at fair value	$7,605,373	$139,653,421	$3,544,520,933	$10,740,188	$15,602,676	$257,076,636

Net Assets
Contracts in accumulation	$7,605,373	$139,653,421	$3,544,399,042	$10,740,188	$15,594,902	$256,458,039
Contracts in payout (annuitization)	—	—	121,891	—	7,774	618,597

Total net assets	$7,605,373	$139,653,421	$3,544,520,933	$10,740,188	$15,602,676	$257,076,636

Units outstanding	464,645	10,217,653	205,775,379	576,986	547,662	6,433,212
Unit value	$16.37	$13.67	$17.23	$18.61	$28.49	$39.96

Shares	592,319	9,644,573	243,777,231	741,214	821,626	12,970,567
Cost	$8,253,036	$137,967,985	$3,377,366,654	$9,265,554	$10,827,223	$192,912,792

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Equity-Income Trust Series II	Financial Services Trust Series I	Financial Services Trust Series II	Founding Allocation Trust Series I	Founding Allocation Trust Series II	Fundamental All Cap Core Trust Series II
Total Assets
Investments at fair value	$166,190,531	$12,224,625	$22,428,644	$51,742,045	$1,212,832,942	$60,517,123

Net Assets
Contracts in accumulation	$166,020,600	$12,224,625	$22,416,138	$51,742,045	$1,212,832,942	$60,511,535
Contracts in payout (annuitization)	169,931	—	12,506	—	—	5,588

Total net assets	$166,190,531	$12,224,625	$22,428,644	$51,742,045	$1,212,832,942	$60,517,123

Units outstanding	7,613,667	680,298	1,195,459	3,007,662	83,732,529	2,199,424
Unit value	$21.83	$17.97	$18.76	$17.20	$14.48	$27.51

Shares	8,406,198	771,270	1,421,334	3,964,908	92,795,175	2,940,579
Cost	$114,279,337	$8,840,068	$15,839,508	$33,759,139	$948,542,987	$41,553,121

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Fundamental Value Trust Series I	Fundamental Value Trust Series II	Global Allocation (a)	Global Bond Trust Series I
Total Assets
Investments at fair value	$24,838,026	$36,341,963	$287,534,044	$235,907,091	$847,536	$47,955,175

Net Assets
Contracts in accumulation	$24,820,451	$36,335,343	$287,011,048	$235,628,848	$847,536	$47,876,285
Contracts in payout (annuitization)	17,575	6,620	522,996	278,243	—	78,890

Total net assets	$24,838,026	$36,341,963	$287,534,044	$235,907,091	$847,536	$47,955,175

Units outstanding	1,198,374	1,686,178	14,209,009	11,329,192	44,481	1,666,852
Unit value	$20.73	$21.55	$20.24	$20.82	$19.05	$28.77

Shares	1,558,220	2,264,297	14,220,279	11,690,143	48,265	3,870,474
Cost	$24,157,913	$32,512,678	$154,698,427	$138,035,683	$647,071	$48,988,242

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Global Bond Trust Series II	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I
Total Assets
Investments at fair value	$123,633,732	$150,907,267	$28,237,379	$57,700,806	$78,494,814	$98,605,409

Net Assets
Contracts in accumulation	$123,598,355	$150,673,930	$28,156,997	$57,545,759	$78,493,682	$98,402,211
Contracts in payout (annuitization)	35,377	233,337	80,382	155,047	1,132	203,198

Total net assets	$123,633,732	$150,907,267	$28,237,379	$57,700,806	$78,494,814	$98,605,409

Units outstanding	6,165,469	5,915,223	1,309,021	1,330,994	1,794,833	5,681,773
Unit value	$20.05	$25.51	$21.57	$43.35	$43.73	$17.35

Shares	10,076,099	7,361,330	1,382,153	1,976,732	2,773,668	16,164,821
Cost	$128,867,154	$102,853,114	$21,744,779	$37,703,656	$54,133,049	$99,699,163

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	High Yield Trust Series II	International Core Trust Series I	International Core Trust Series II	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV
Total Assets
Investments at fair value	$106,280,031	$27,638,658	$20,858,401	$21,396,799	$22,765,123	$18,356,338

Net Assets
Contracts in accumulation	$106,129,191	$27,560,427	$20,836,175	$21,339,445	$22,765,123	$18,345,308
Contracts in payout (annuitization)	150,840	78,231	22,226	57,354	—	11,030

Total net assets	$106,280,031	$27,638,658	$20,858,401	$21,396,799	$22,765,123	$18,356,338

Units outstanding	4,539,102	1,507,207	1,069,296	1,430,659	1,530,741	1,535,483
Unit value	$23.41	$18.34	$19.51	$14.96	$14.87	$11.95

Shares	17,114,337	2,362,279	1,767,661	1,248,355	1,326,639	1,071,590
Cost	$107,551,689	$22,119,733	$16,528,659	$18,478,953	$19,708,841	$16,957,233

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I
Total Assets
Investments at fair value	$20,531,116	$33,239,131	$23,314,302	$93,535,081	$90,010,074	$181,114,209

Net Assets
Contracts in accumulation	$20,448,703	$33,201,273	$23,314,302	$93,462,977	$89,933,929	$180,834,597
Contracts in payout (annuitization)	82,413	37,858	—	72,104	76,145	279,612

Total net assets	$20,531,116	$33,239,131	$23,314,302	$93,535,081	$90,010,074	$181,114,209

Units outstanding	1,346,516	1,854,234	1,320,330	4,246,497	3,778,189	9,980,414
Unit value	$15.25	$17.93	$17.66	$22.03	$23.82	$18.15

Shares	1,217,019	2,635,934	1,850,341	6,328,490	6,102,378	15,873,287
Cost	$17,133,353	$24,726,257	$18,386,108	$78,315,338	$68,930,983	$184,275,726

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Investment Quality Bond Trust Series II	Lifestyle Aggressive Trust Series I	Lifestyle Aggressive Trust Series II	Lifestyle Aggressive PS Series - Series II	Lifestyle Balanced Trust Series I	Lifestyle Balanced Trust Series II
Total Assets
Investments at fair value	$95,945,526	$92,832,213	$159,376,910	$23,505	$672,127,591	$8,946,097,566

Net Assets
Contracts in accumulation	$95,935,380	$92,762,281	$159,376,910	$23,505	$671,863,430	$8,945,666,075
Contracts in payout (annuitization)	10,146	69,932	—	—	264,161	431,491

Total net assets	$95,945,526	$92,832,213	$159,376,910	$23,505	$672,127,591	$8,946,097,566

Units outstanding	5,353,529	4,195,022	7,321,366	1,838	33,735,026	465,660,116
Unit value	$17.92	$22.13	$21.77	$12.79	$19.92	$19.21

Shares	8,401,535	8,508,911	14,648,613	1,845	49,096,245	656,353,453
Cost	$98,305,255	$69,727,473	$122,169,434	$23,485	$561,673,846	$7,667,367,727

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Lifestyle Balanced Trust Series NAV	Lifestyle Balanced PS Series - Series I	Lifestyle Balanced PS Series - Series II	Lifestyle Conservative Trust Series I	Lifestyle Conservative Trust Series II	Lifestyle Conservative PS Series - Series II
Total Assets
Investments at fair value	$83,903	$142,280	$205,650,298	$174,331,331	$1,825,239,708	$45,903,529

Net Assets
Contracts in accumulation	$83,903	$142,280	$205,650,298	$174,147,306	$1,825,161,548	$45,903,529
Contracts in payout (annuitization)	—	—	—	184,025	78,160	—

Total net assets	$83,903	$142,280	$205,650,298	$174,331,331	$1,825,239,708	$45,903,529

Units outstanding	4,893	11,258	13,892,525	8,614,621	100,412,906	3,377,565
Unit value	$17.15	$12.64	$14.80	$20.24	$18.18	$13.59

Shares	6,116	10,199	14,710,322	13,857,817	145,902,455	3,480,177
Cost	$73,846	$143,900	$184,685,499	$177,997,993	$1,832,509,720	$44,681,416

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Lifestyle Growth Trust Series I	Lifestyle Growth Trust Series II	Lifestyle Growth Trust Series NAV	Lifestyle Growth PS Series - Series I	Lifestyle Growth PS Series - Series II	Lifestyle Moderate Trust Series I
Total Assets
Investments at fair value	$683,479,693	$12,998,168,659	$679,567	$2,441,429	$283,825,987	$246,754,360

Net Assets
Contracts in accumulation	$682,550,797	$12,997,980,060	$679,567	$2,441,429	$283,825,987	$245,055,603
Contracts in payout (annuitization)	928,896	188,599	—	—	—	1,698,757

Total net assets	$683,479,693	$12,998,168,659	$679,567	$2,441,429	$283,825,987	$246,754,360

Units outstanding	35,064,127	666,340,790	36,484	191,976	18,545,221	11,895,950
Unit value	$19.49	$19.51	$18.63	$12.72	$15.30	$20.74

Shares	48,030,899	916,009,067	47,722	168,258	19,533,791	18,037,600
Cost	$546,499,632	$10,903,011,652	$572,759	$2,415,326	$248,842,465	$214,192,160

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Lifestyle Moderate Trust Series II	Lifestyle Moderate PS Series - Series I	Lifestyle Moderate PS Series - Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I
Total Assets
Investments at fair value	$2,739,141,371	$91,046	$85,029,416	$35,849,572	$70,021,694	$171,939,098

Net Assets
Contracts in accumulation	$2,738,950,931	$91,046	$85,029,416	$35,816,551	$70,009,877	$171,846,607
Contracts in payout (annuitization)	190,440	—	—	33,021	11,817	92,491

Total net assets	$2,739,141,371	$91,046	$85,029,416	$35,849,572	$70,021,694	$171,939,098

Units outstanding	145,237,611	7,228	5,852,061	1,159,512	2,501,068	7,278,048
Unit value	$18.86	$12.60	$14.53	$30.92	$28.00	$23.62

Shares	201,111,701	6,588	6,139,308	1,642,968	3,217,909	8,160,375
Cost	$2,253,919,662	$91,815	$77,646,472	$27,209,024	$53,026,782	$110,365,919

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II	Money Market Trust B Series NAV
Total Assets
Investments at fair value	$104,324,084	$67,445,117	$75,225,709	$90,661,555	$403,055,243	$16,054,633

Net Assets
Contracts in accumulation	$104,302,985	$67,325,025	$75,199,085	$90,441,338	$402,373,841	$16,043,193
Contracts in payout (annuitization)	21,099	120,092	26,624	220,217	681,402	11,440

Total net assets	$104,324,084	$67,445,117	$75,225,709	$90,661,555	$403,055,243	$16,054,633

Units outstanding	3,527,595	2,708,394	3,115,651	6,090,758	33,503,472	1,341,520
Unit value	$29.57	$24.90	$24.14	$14.89	$12.03	$11.97

Shares	5,086,498	4,820,952	5,373,265	90,661,555	403,055,243	16,054,633
Cost	$71,418,090	$44,458,849	$49,308,384	$90,661,555	$403,055,243	$16,054,633

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Mutual Shares Trust Series I	Natural Resources Trust Series II	PIMCO All Asset (a)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Real Return Bond Trust Series II
Total Assets
Investments at fair value	$218,630,408	$70,588,009	$28,264,072	$39,699,357	$49,640,811	$40,384,385

Net Assets
Contracts in accumulation	$218,625,689	$70,498,324	$28,264,072	$39,584,704	$49,617,865	$40,329,344
Contracts in payout (annuitization)	4,719	89,685	—	114,653	22,946	55,041

Total net assets	$218,630,408	$70,588,009	$28,264,072	$39,699,357	$49,640,811	$40,384,385

Units outstanding	13,262,507	2,344,229	1,471,880	1,089,884	1,753,771	2,358,052
Unit value	$16.48	$30.11	$19.20	$36.43	$28.31	$17.13

Shares	15,911,966	6,906,850	2,560,152	2,868,451	3,581,588	3,469,449
Cost	$140,201,193	$76,872,448	$28,839,762	$30,798,772	$41,500,500	$43,244,185

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I	Small Cap Growth Trust Series II
Total Assets
Investments at fair value	$96,525,727	$43,353,961	$47,590,264	$42,409,154	$628,532	$41,882,898

Net Assets
Contracts in accumulation	$96,382,957	$43,343,124	$47,319,015	$42,363,094	$628,532	$41,881,363
Contracts in payout (annuitization)	142,770	10,837	271,249	46,060	—	1,535

Total net assets	$96,525,727	$43,353,961	$47,590,264	$42,409,154	$628,532	$41,882,898

Units outstanding	4,874,381	1,840,623	3,808,179	3,449,203	30,889	1,580,003
Unit value	$19.80	$23.55	$12.50	$12.30	$20.35	$26.51

Shares	3,903,183	1,788,530	3,807,221	3,390,020	49,028	3,345,280
Cost	$53,090,212	$30,730,982	$49,112,618	$43,763,494	$490,152	$34,638,079

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series I	Small Cap Value Trust Series II
Total Assets
Investments at fair value	$16,350,235	$54,104,794	$61,924,219	$49,563,053	$712,107	$44,414,359

Net Assets
Contracts in accumulation	$16,318,506	$54,088,150	$61,888,204	$49,555,086	$712,107	$44,399,406
Contracts in payout (annuitization)	31,729	16,644	36,015	7,967	—	14,953

Total net assets	$16,350,235	$54,104,794	$61,924,219	$49,563,053	$712,107	$44,414,359

Units outstanding	637,714	2,055,627	1,890,643	1,607,759	30,221	1,702,859
Unit value	$25.64	$26.32	$32.75	$30.83	$23.56	$26.08

Shares	1,032,864	3,430,868	2,007,919	1,624,486	27,294	1,707,588
Cost	$12,958,920	$43,600,873	$49,452,390	$37,946,150	$521,765	$33,746,953

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV
Total Assets
Investments at fair value	$62,666,549	$63,340,851	$51,408,630	$56,410,213	$75,349,688	$134,025,349

Net Assets
Contracts in accumulation	$62,522,799	$63,327,501	$51,281,563	$56,410,213	$75,349,688	$134,021,238
Contracts in payout (annuitization)	143,750	13,350	127,067	—	—	4,111

Total net assets	$62,666,549	$63,340,851	$51,408,630	$56,410,213	$75,349,688	$134,025,349

Units outstanding	1,744,585	2,184,071	2,443,293	2,797,995	6,318,672	11,116,676
Unit value	$35.92	$29.00	$21.04	$20.16	$11.92	$12.06

Shares	2,480,861	2,534,648	3,900,503	4,270,266	7,460,365	13,282,988
Cost	$36,068,294	$36,381,225	$54,840,132	$59,681,072	$79,916,844	$142,784,917

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Total Return Trust Series I	Total Return Trust Series II	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II
Total Assets
Investments at fair value	$134,679,855	$173,637,056	$14,852,985	$36,728,104	$9,848,649	$187,845,016

Net Assets
Contracts in accumulation	$134,516,736	$173,479,143	$14,778,248	$36,663,171	$9,848,649	$187,845,016
Contracts in payout (annuitization)	163,119	157,913	74,737	64,933	—	—

Total net assets	$134,679,855	$173,637,056	$14,852,985	$36,728,104	$9,848,649	$187,845,016

Units outstanding	6,065,486	9,212,785	834,815	1,603,909	805,527	15,827,428
Unit value	$22.20	$18.85	$17.79	$22.90	$12.23	$11.87

Shares	9,902,930	12,776,825	869,613	2,156,671	822,091	15,679,885
Cost	$141,389,833	$183,425,313	$10,419,661	$25,444,127	$9,949,215	$189,296,030

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	US Equity Trust Series I	US Equity Trust Series II	Utilities Trust Series I	Utilities Trust Series II	Value Opportunities (a)	Value Trust Series I
Total Assets
Investments at fair value	$113,144,895	$7,839,674	$19,525,854	$20,042,627	$4,387,201	$99,907,063

Net Assets
Contracts in accumulation	$112,964,996	$7,839,613	$19,470,269	$20,041,172	$4,387,201	$99,567,127
Contracts in payout (annuitization)	179,899	61	55,585	1,455	—	339,936

Total net assets	$113,144,895	$7,839,674	$19,525,854	$20,042,627	$4,387,201	$99,907,063

Units outstanding	7,022,287	490,229	706,149	494,158	83,851	3,190,504
Unit value	$16.11	$15.99	$27.65	$40.56	$52.32	$31.31

Shares	6,388,757	442,419	1,264,628	1,308,266	160,000	3,849,983
Cost	$88,947,189	$6,348,007	$15,009,116	$15,576,908	$2,709,342	$58,009,965

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

Value Trust Series II
Total Assets
Investments at fair value	$31,852,916

Net Assets
Contracts in accumulation	$31,843,446
Contracts in payout (annuitization)	9,470

Total net assets	$31,852,916

Units outstanding	1,099,312
Unit value	$28.98

Shares	1,231,269
Cost	$20,952,597

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Trust B Series I		500 Index Trust B Series II		500 Index Trust B Series NAV
	2013	2012 (aa)	2013	2012 (aa)	2013	2012
Income:
Dividend distributions received	$864,514	$239,226	$609,108	$159,045	$4,273,997	$1,543,655
Expenses:
Mortality and expense risk and administrative charges	(727,365)	(100,747)	(644,235)	(98,736)	(2,461,256)	(967,456)

Net investment income (loss)	137,149	138,479	(35,127)	60,309	1,812,741	576,199

Realized gains (losses) on investments:
Capital gain distributions received	100,468	—	79,256	—	486,196	—
Net realized gain (loss)	1,540,773	(9,279)	1,649,375	(5,468)	5,915,029	(737,264)

Realized gains (losses)	1,641,241	(9,279)	1,728,631	(5,468)	6,401,225	(737,264)

Unrealized appreciation (depreciation) during the period	10,617,386	293,633	8,604,766	330,624	55,956,840	8,220,323

Net increase (decrease) in contract owners’ equity from operations	12,395,776	422,833	10,298,270	385,465	64,170,806	8,059,258

Changes from principal transactions:
Purchase payments	130,101	7,963	122,318	39,712	913,563	347,550
Transfers between sub-accounts and the company	4,871,156	41,546,395	1,369,815	38,391,691	(16,595,352)	178,612,852
Withdrawals	(5,801,869)	(416,887)	(7,517,947)	(767,159)	(20,381,875)	(6,839,045)
Annual contract fee	(168,643)	(13,913)	(159,462)	(34,101)	(1,945,072)	(498,945)

Net increase (decrease) in contract owners’ equity from principal transactions	(969,255)	41,123,558	(6,185,276)	37,630,143	(38,008,736)	171,622,412

Total increase (decrease) in contract owners’ equity	11,426,521	41,546,391	4,112,994	38,015,608	26,162,070	179,681,670
Contract owners’ equity at beginning of period	41,546,391	—	38,015,608	—	223,962,681	44,281,011

Contract owners’ equity at end of period	$52,972,912	$41,546,391	$42,128,602	$38,015,608	$250,124,751	$223,962,681

	2013	2012	2013	2012	2013	2012
Units, beginning of period	3,285,208	—	3,010,182	—	17,843,813	4,146,994
Units issued	645,132	3,395,796	379,283	3,099,094	277,446	14,500,015
Units redeemed	(709,925)	(110,588)	(814,701)	(88,912)	(2,883,621)	(803,196)

Units, end of period	3,220,415	3,285,208	2,574,764	3,010,182	15,237,638	17,843,813

(aa)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		All Cap Core Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$2,352,668	$1,971,093	$12,160,984	$9,492,851	$548,598	$453,586
Expenses:
Mortality and expense risk and administrative charges	(633,879)	(740,812)	(3,672,220)	(4,127,484)	(649,660)	(607,941)

Net investment income (loss)	1,718,789	1,230,281	8,488,764	5,365,367	(101,062)	(154,355)

Realized gains (losses) on investments:
Capital gain distributions received	—	336,675	—	1,660,826	—	—
Net realized gain (loss)	972,443	797,463	4,250,835	3,321,177	3,565,179	1,718,966

Realized gains (losses)	972,443	1,134,138	4,250,835	4,982,003	3,565,179	1,718,966

Unrealized appreciation (depreciation) during the period	(3,206,214)	1,575,340	(16,217,401)	8,422,628	8,848,258	4,181,830

Net increase (decrease) in contract owners’ equity from operations	(514,982)	3,939,759	(3,477,802)	18,769,998	12,312,375	5,746,441

Changes from principal transactions:
Purchase payments	57,731	125,089	271,658	643,979	90,610	97,258
Transfers between sub-accounts and the company	(1,010,748)	(1,045,727)	22,702,448	3,765,762	(1,808,784)	(1,518,740)
Withdrawals	(6,345,210)	(8,043,150)	(39,431,583)	(39,443,921)	(5,166,540)	(3,847,358)
Annual contract fee	(66,831)	(91,224)	(762,686)	(939,309)	(127,963)	(111,137)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,365,058)	(9,055,012)	(17,220,163)	(35,973,489)	(7,012,677)	(5,379,977)

Total increase (decrease) in contract owners’ equity	(7,880,040)	(5,115,253)	(20,697,965)	(17,203,491)	5,299,698	366,464
Contract owners’ equity at beginning of period	47,609,191	52,724,444	240,884,708	258,088,199	40,947,910	40,581,446

Contract owners’ equity at end of period	$39,729,151	$47,609,191	$220,186,743	$240,884,708	$46,247,608	$40,947,910

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,611,075	3,127,533	13,606,593	15,698,327	2,321,056	2,644,244
Units issued	105,161	154,487	1,812,455	1,257,886	124,087	57,512
Units redeemed	(511,003)	(670,945)	(2,783,813)	(3,349,620)	(479,049)	(380,700)

Units, end of period	2,205,233	2,611,075	12,635,235	13,606,593	1,966,094	2,321,056

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Core Trust Series II		All Cap Value Trust Series I		All Cap Value Trust Series II
	2013	2012	2013 (d)	2012	2013 (d)	2012
Income:
Dividend distributions received	$74,688	$61,676	$283,918	$165,845	$237,165	$136,564
Expenses:
Mortality and expense risk and administrative charges	(116,880)	(107,060)	(326,438)	(316,823)	(358,985)	(378,315)

Net investment income (loss)	(42,192)	(45,384)	(42,520)	(150,978)	(121,820)	(241,751)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	11,252,840	823,499	11,379,376	915,986
Net realized gain (loss)	598,374	(85,972)	(2,540,102)	320,059	(3,094,282)	417,182

Realized gains (losses)	598,374	(85,972)	8,712,738	1,143,558	8,285,094	1,333,168

Unrealized appreciation (depreciation) during the period	1,458,981	1,062,962	(2,835,761)	980,452	(2,321,891)	922,728

Net increase (decrease) in contract owners’ equity from operations	2,015,163	931,606	5,834,457	1,973,032	5,841,383	2,014,145

Changes from principal transactions:
Purchase payments	54,059	39,258	56,056	84,043	175,636	66,593
Transfers between sub-accounts and the company	184,867	(6,209)	(23,397,036)	(1,988,015)	(23,662,077)	(2,243,114)
Withdrawals	(1,863,587)	(728,276)	(2,388,663)	(2,245,021)	(3,263,582)	(3,033,945)
Annual contract fee	(41,633)	(37,748)	(54,602)	(59,570)	(79,068)	(88,840)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,666,294)	(732,975)	(25,784,245)	(4,208,563)	(26,829,091)	(5,299,306)

Total increase (decrease) in contract owners’ equity	348,869	198,631	(19,949,788)	(2,235,531)	(20,987,708)	(3,285,161)
Contract owners’ equity at beginning of period	6,860,761	6,662,130	19,949,788	22,185,319	20,987,708	24,272,869

Contract owners’ equity at end of period	$7,209,630	$6,860,761	$—	$19,949,788	$—	$20,987,708

	2013	2012	2013	2012	2013	2012
Units, beginning of period	390,301	434,468	1,128,267	1,367,033	1,114,361	1,399,829
Units issued	106,810	44,938	182,627	38,770	151,158	68,268
Units redeemed	(186,221)	(89,104)	(1,310,894)	(277,536)	(1,265,519)	(353,735)

Units, end of period	310,890	390,301	—	1,128,267	—	1,114,361

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Asset Allocation Trust Series I		American Asset Allocation Trust Series II		American Asset Allocation Trust Series III
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$1,415,061	$2,004,664	$11,504,846	$16,754,858	$2,281,833	$2,895,137
Expenses:
Mortality and expense risk and administrative charges	(1,992,008)	(1,970,918)	(18,904,144)	(18,228,303)	(1,458,935)	(1,356,830)

Net investment income (loss)	(576,947)	33,746	(7,399,298)	(1,473,445)	822,898	1,538,307

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	8,920,612	7,302,707	25,958,944	2,228,588	7,709,378	4,629,406

Realized gains (losses)	8,920,612	7,302,707	25,958,944	2,228,588	7,709,378	4,629,406

Unrealized appreciation (depreciation) during the period	18,216,378	10,411,605	225,923,760	155,044,199	25,236,828	15,326,857

Net increase (decrease) in contract owners’ equity from operations	26,560,043	17,748,058	244,483,406	155,799,342	33,769,104	21,494,570

Changes from principal transactions:
Purchase payments	191,097	562,755	3,729,520	12,067,143	533,564	3,603,347
Transfers between sub-accounts and the company	(854,087)	(3,844,543)	(17,014,754)	(37,268,325)	(1,277,443)	(1,907,476)
Withdrawals	(16,010,128)	(16,489,699)	(107,461,192)	(95,542,743)	(15,141,081)	(12,028,219)
Annual contract fee	(182,864)	(217,677)	(8,269,509)	(8,522,746)	(864,877)	(962,407)

Net increase (decrease) in contract owners’ equity from principal transactions	(16,855,982)	(19,989,164)	(129,015,935)	(129,266,671)	(16,749,837)	(11,294,755)

Total increase (decrease) in contract owners’ equity	9,704,061	(2,241,106)	115,467,471	26,532,671	17,019,267	10,199,815
Contract owners’ equity at beginning of period	130,968,989	133,210,095	1,205,238,974	1,178,706,303	155,962,476	145,762,661

Contract owners’ equity at end of period	$140,673,050	$130,968,989	$1,320,706,445	$1,205,238,974	$172,981,743	$155,962,476

	2013	2012	2013	2012	2013	2012
Units, beginning of period	9,904,931	11,511,602	91,998,332	102,406,703	10,674,749	11,486,212
Units issued	257,092	204,709	1,189,323	597,464	30,125	207,526
Units redeemed	(1,410,447)	(1,811,380)	(10,118,065)	(11,005,835)	(1,054,759)	(1,018,989)

Units, end of period	8,751,576	9,904,931	83,069,590	91,998,332	9,650,115	10,674,749

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Growth Trust Series II		American Global Growth Trust Series III		American Global Small Capitalization Trust Series II
	2013	2012	2013	2012	2013 (e)	2012
Income:
Dividend distributions received	$1,499,379	$499,382	$453,673	$31,022	$82,450	$355,557
Expenses:
Mortality and expense risk and administrative charges	(2,918,368)	(2,326,770)	(257,135)	(37,873)	(254,681)	(780,769)

Net investment income (loss)	(1,418,989)	(1,827,388)	196,538	(6,851)	(172,231)	(425,212)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	7,583,899	(3,117,462)	1,552,184	151,322	12,469,288	808,663

Realized gains (losses)	7,583,899	(3,117,462)	1,552,184	151,322	12,469,288	808,663

Unrealized appreciation (depreciation) during the period	39,632,918	32,937,476	5,561,516	583,021	(7,386,899)	7,134,876

Net increase (decrease) in contract owners’ equity from operations	45,797,828	27,992,626	7,310,238	727,492	4,910,158	7,518,327

Changes from principal transactions:
Purchase payments	562,757	1,063,965	94,449	(9,140)	135,100	351,947
Transfers between sub-accounts and the company	33,329,772	(11,282,504)	31,818,017	6,536	(54,025,803)	(3,471,497)
Withdrawals	(16,318,362)	(10,032,491)	(3,272,759)	(166,437)	(1,261,720)	(3,732,158)
Annual contract fee	(1,105,157)	(920,468)	(106,358)	(3,022)	(45,829)	(292,608)

Net increase (decrease) in contract owners’ equity from principal transactions	16,469,010	(21,171,498)	28,533,349	(172,063)	(55,198,252)	(7,144,316)

Total increase (decrease) in contract owners’ equity	62,266,838	6,821,128	35,843,587	555,429	(50,288,094)	374,011
Contract owners’ equity at beginning of period	153,231,151	146,410,023	3,988,739	3,433,310	50,288,094	49,914,083

Contract owners’ equity at end of period	$215,497,989	$153,231,151	$39,832,326	$3,988,739	$—	$50,288,094

	2013	2012	2013	2012	2013	2012
Units, beginning of period	11,740,929	13,480,728	280,162	292,500	4,714,129	5,414,617
Units issued	4,140,951	717,184	2,296,247	22,761	84,412	371,979
Units redeemed	(2,833,044)	(2,456,983)	(397,377)	(35,099)	(4,798,541)	(1,072,467)

Units, end of period	13,048,836	11,740,929	2,179,032	280,162	—	4,714,129

(e)	Terminated as an investment option on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Small Capitalization Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2013 (e)	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$107,952	$402,303	$2,932,996	$2,046,938	$937,123	$774,027
Expenses:
Mortality and expense risk and administrative charges	(100,069)	(303,625)	(12,448,765)	(12,867,591)	(1,008,023)	(943,582)

Net investment income (loss)	7,883	98,678	(9,515,769)	(10,820,653)	(70,900)	(169,555)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	10,661,414	2,088,586	1,977,123	(52,063,350)	9,267,992	4,955,926

Realized gains (losses)	10,661,414	2,088,586	1,977,123	(52,063,350)	9,267,992	4,955,926

Unrealized appreciation (depreciation) during the period	(7,266,048)	3,298,440	200,928,201	182,839,741	19,197,826	11,599,429

Net increase (decrease) in contract owners’ equity from operations	3,403,249	5,485,704	193,389,555	119,955,738	28,394,918	16,385,800

Changes from principal transactions:
Purchase payments	39,965	616,603	1,561,841	2,651,763	453,456	1,859,427
Transfers between sub-accounts and the company	(36,190,718)	(2,209,762)	(69,207,276)	(58,451,350)	(8,206,928)	(3,493,566)
Withdrawals	(981,414)	(2,327,303)	(108,203,527)	(88,678,432)	(9,492,130)	(6,349,950)
Annual contract fee	(90,147)	(212,081)	(3,081,762)	(3,406,763)	(690,767)	(728,029)

Net increase (decrease) in contract owners’ equity from principal transactions	(37,222,314)	(4,132,543)	(178,930,724)	(147,884,782)	(17,936,369)	(8,712,118)

Total increase (decrease) in contract owners’ equity	(33,819,065)	1,353,161	14,458,831	(27,929,044)	10,458,549	7,673,682
Contract owners’ equity at beginning of period	33,819,065	32,465,904	785,486,319	813,415,363	105,547,229	97,873,547

Contract owners’ equity at end of period	$—	$33,819,065	$799,945,150	$785,486,319	$116,005,778	$105,547,229

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,882,178	3,240,419	40,001,488	47,556,271	7,849,438	8,502,944
Units issued	474	180,706	2,608,113	1,800,477	56,243	374,950
Units redeemed	(2,882,652)	(538,947)	(10,383,917)	(9,355,260)	(1,211,816)	(1,028,456)

Units, end of period	—	2,882,178	32,225,684	40,001,488	6,693,865	7,849,438

(e)	Terminated as an investment option on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$1,339,919	$1,644,394	$5,703,713	$7,764,941	$3,414,907	$4,025,806
Expenses:
Mortality and expense risk and administrative charges	(2,077,818)	(1,840,038)	(11,330,089)	(10,895,990)	(2,429,635)	(969,086)

Net investment income (loss)	(737,899)	(195,644)	(5,626,376)	(3,131,049)	985,272	3,056,720

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	11,778,579	9,455,753	(7,564,489)	(24,122,897)	24,795,606	4,839,241

Realized gains (losses)	11,778,579	9,455,753	(7,564,489)	(24,122,897)	24,795,606	4,839,241

Unrealized appreciation (depreciation) during the period	26,756,097	8,497,999	206,003,953	124,543,712	49,737,152	8,505,606

Net increase (decrease) in contract owners’ equity from operations	37,796,777	17,758,108	192,813,088	97,289,766	75,518,030	16,401,567

Changes from principal transactions:
Purchase payments	211,973	478,039	997,193	2,350,854	941,797	1,417,656
Transfers between sub-accounts and the company	(5,967,139)	9,829,537	(78,216,043)	8,998,139	(30,644,768)	170,422,801
Withdrawals	(15,440,986)	(16,198,300)	(97,313,163)	(75,535,414)	(24,744,754)	(7,440,063)
Annual contract fee	(323,549)	(324,160)	(2,919,499)	(3,038,462)	(1,608,472)	(609,906)

Net increase (decrease) in contract owners’ equity from principal transactions	(21,519,701)	(6,214,884)	(177,451,512)	(67,224,883)	(56,056,197)	163,790,488

Total increase (decrease) in contract owners’ equity	16,277,076	11,543,224	15,361,576	30,064,883	19,461,833	180,192,055
Contract owners’ equity at beginning of period	132,452,550	120,909,326	703,311,313	673,246,430	255,912,539	75,720,484

Contract owners’ equity at end of period	$148,729,626	$132,452,550	$718,672,889	$703,311,313	$275,374,372	$255,912,539

	2013	2012	2013	2012	2013	2012
Units, beginning of period	6,896,415	7,268,702	39,800,920	43,876,667	18,878,594	6,504,662
Units issued	163,671	1,141,649	2,587,117	2,570,245	43,376	13,334,212
Units redeemed	(1,152,592)	(1,513,936)	(11,065,678)	(6,645,992)	(3,564,568)	(960,280)

Units, end of period	5,907,494	6,896,415	31,322,359	39,800,920	15,357,402	18,878,594

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American High-Income Bond Trust Series II		American High-Income Bond Trust Series III		American International Trust Series II
	2013 (e)	2012	2013 (e)	2012	2013	2012
Income:
Dividend distributions received	$14,771	$3,197,822	$79,448	$2,888,996	$3,787,730	$4,586,676
Expenses:
Mortality and expense risk and administrative charges	(249,891)	(779,585)	(121,966)	(385,814)	(7,735,090)	(8,041,568)

Net investment income (loss)	(235,120)	2,418,237	(42,518)	2,503,182	(3,947,360)	(3,454,892)

Realized gains (losses) on investments:
Capital gain distributions received	1,183,290	—	1,019,702	—	—	—
Net realized gain (loss)	984,442	1,138,499	987,622	312,103	(8,197,685)	(78,199,516)

Realized gains (losses)	2,167,732	1,138,499	2,007,324	312,103	(8,197,685)	(78,199,516)

Unrealized appreciation (depreciation) during the period	(729,341)	1,726,705	(794,602)	2,217,269	98,693,292	156,059,578

Net increase (decrease) in contract owners’ equity from operations	1,203,271	5,283,441	1,170,204	5,032,554	86,548,247	74,405,170

Changes from principal transactions:
Purchase payments	54,164	288,931	71,566	601,427	767,888	1,749,973
Transfers between sub-accounts and the company	(50,557,339)	3,990,938	(42,511,602)	(1,155,897)	(26,330,458)	(34,355,058)
Withdrawals	(2,348,593)	(6,023,612)	(1,124,548)	(2,890,391)	(64,476,016)	(52,158,663)
Annual contract fee	(42,736)	(231,563)	(145,339)	(361,620)	(2,012,648)	(2,221,529)

Net increase (decrease) in contract owners’ equity from principal transactions	(52,894,504)	(1,975,306)	(43,709,923)	(3,806,481)	(92,051,234)	(86,985,277)

Total increase (decrease) in contract owners’ equity	(51,691,233)	3,308,135	(42,539,719)	1,226,073	(5,502,987)	(12,580,107)
Contract owners’ equity at beginning of period	51,691,233	48,383,098	42,539,719	41,313,646	497,659,810	510,239,917

Contract owners’ equity at end of period	$—	$51,691,233	$—	$42,539,719	$492,156,823	$497,659,810

	2013	2012	2013	2012	2013	2012
Units, beginning of period	3,402,347	3,542,459	2,447,584	2,674,567	22,633,957	26,581,614
Units issued	85,348	741,996	68,342	77,615	2,244,498	947,486
Units redeemed	(3,487,695)	(882,108)	(2,515,926)	(304,598)	(5,940,462)	(4,895,143)

Units, end of period	—	3,402,347	—	2,447,584	18,937,993	22,633,957

(e)	Terminated as an investment option on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American International Trust Series III		American New World Trust Series II		American New World Trust Series III
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$668,124	$705,398	$444,087	$262,916	$25,863	$22,422
Expenses:
Mortality and expense risk and administrative charges	(476,499)	(444,992)	(882,209)	(923,051)	(23,197)	(26,096)

Net investment income (loss)	191,625	260,406	(438,122)	(660,135)	2,666	(3,674)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,056,271	(3,586)	2,184,169	1,810,990	157,833	154,884

Realized gains (losses)	1,056,271	(3,586)	2,184,169	1,810,990	157,833	154,884

Unrealized appreciation (depreciation) during the period	8,629,281	7,433,870	3,283,089	7,570,813	61,830	244,921

Net increase (decrease) in contract owners’ equity from operations	9,877,177	7,690,690	5,029,136	8,721,668	222,329	396,131

Changes from principal transactions:
Purchase payments	187,635	931,290	194,951	274,377	5	19,734
Transfers between sub-accounts and the company	(1,302,952)	259,853	(1,565,911)	(1,333,309)	(149,580)	(330,681)
Withdrawals	(4,050,588)	(2,838,220)	(6,984,760)	(5,473,637)	(496,085)	(165,299)
Annual contract fee	(386,468)	(396,039)	(207,390)	(227,193)	(1,199)	(1,722)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,552,373)	(2,043,116)	(8,563,110)	(6,759,762)	(646,859)	(477,968)

Total increase (decrease) in contract owners’ equity	4,324,804	5,647,574	(3,533,974)	1,961,906	(424,530)	(81,837)
Contract owners’ equity at beginning of period	50,474,665	44,827,091	62,292,030	60,330,124	2,546,429	2,628,266

Contract owners’ equity at end of period	$54,799,469	$50,474,665	$58,758,056	$62,292,030	$2,121,899	$2,546,429

	2013	2012	2013	2012	2013	2012
Units, beginning of period	4,154,206	4,311,666	4,498,260	5,023,539	189,733	228,234
Units issued	110,774	359,807	552,238	556,962	8,549	5,871
Units redeemed	(521,537)	(517,267)	(1,163,548)	(1,082,241)	(54,744)	(44,372)

Units, end of period	3,743,443	4,154,206	3,886,950	4,498,260	143,538	189,733

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Basic Value Focus (a)		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$77,574	$98,057	$623,962	$204,787	$129,933	$—
Expenses:
Mortality and expense risk and administrative charges	(96,296)	(95,885)	(3,453,384)	(3,351,528)	(1,846,011)	(1,798,956)

Net investment income (loss)	(18,722)	2,172	(2,829,422)	(3,146,741)	(1,716,078)	(1,798,956)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(12,862)	(298,600)	20,346,943	16,192,418	12,409,865	4,800,026

Realized gains (losses)	(12,862)	(298,600)	20,346,943	16,192,418	12,409,865	4,800,026

Unrealized appreciation (depreciation) during the period	2,025,334	1,047,888	60,992,355	21,766,291	27,750,597	13,749,229

Net increase (decrease) in contract owners’ equity from operations	1,993,750	751,460	78,509,876	34,811,968	38,444,384	16,750,299

Changes from principal transactions:
Purchase payments	4,014	24,318	611,040	564,972	480,927	478,332
Transfers between sub-accounts and the company	(508,486)	(399,669)	(3,276,396)	(6,905,107)	4,384,519	(588,306)
Withdrawals	(811,757)	(759,271)	(28,343,477)	(26,601,729)	(17,994,470)	(16,279,546)
Annual contract fee	(19,667)	(21,387)	(431,908)	(473,148)	(366,754)	(393,096)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,335,896)	(1,156,009)	(31,440,741)	(33,415,012)	(13,495,778)	(16,782,616)

Total increase (decrease) in contract owners’ equity	657,854	(404,549)	47,069,135	1,396,956	24,948,606	(32,317)
Contract owners’ equity at beginning of period	6,057,654	6,462,203	217,180,428	215,783,472	106,689,397	106,721,714

Contract owners’ equity at end of period	$6,715,508	$6,057,654	$264,249,563	$217,180,428	$131,638,003	$106,689,397

	2013	2012	2013	2012	2013	2012
Units, beginning of period	234,669	281,077	8,904,367	10,364,865	6,082,613	7,061,184
Units issued	408	2,344	390,020	357,224	989,043	901,342
Units redeemed	(45,217)	(48,752)	(1,555,902)	(1,817,722)	(1,639,619)	(1,879,913)

Units, end of period	189,860	234,669	7,738,485	8,904,367	5,432,037	6,082,613

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Bond PS - Series II		Bond Trust Series I		Bond Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$4,986	$8,727	$6,999,753	$6,613,651	$14,435,077	$14,123,364
Expenses:
Mortality and expense risk and administrative charges	(2,415)	(10,496)	(2,153,643)	(2,156,504)	(8,281,128)	(8,755,889)

Net investment income (loss)	2,571	(1,769)	4,846,110	4,457,147	6,153,949	5,367,475

Realized gains (losses) on investments:
Capital gain distributions received	485	—	1,806,653	1,632,415	4,009,948	3,777,308
Net realized gain (loss)	1,764	(33,278)	(85,177)	326,990	(204,456)	1,231,871

Realized gains (losses)	2,249	(33,278)	1,721,476	1,959,405	3,805,492	5,009,179

Unrealized appreciation (depreciation) during the period	(1,732)	19,239	(11,981,712)	6,040,043	(26,939,126)	14,338,440

Net increase (decrease) in contract owners’ equity from operations	3,088	(15,808)	(5,414,126)	12,456,595	(16,979,685)	24,715,094

Changes from principal transactions:
Purchase payments	—	—	860,056	4,422,660	753,288	2,604,312
Transfers between sub-accounts and accompany	(19,316)	(1,880,925)	31,939,880	14,285,137	68,956,183	16,874,527
Withdrawals	(22,268)	(42,504)	(20,518,404)	(15,049,684)	(56,451,709)	(47,422,357)
Annual contract fee	(869)	(8,088)	(1,593,665)	(1,760,241)	(2,704,840)	(3,000,418)

Net increase (decrease) in contract owners’ equity from principal transactions	(42,453)	(1,931,517)	10,687,867	1,897,872	10,552,922	(30,943,936)

Total increase (decrease) in contract owners’ equity	(39,365)	(1,947,325)	5,273,741	14,354,467	(6,426,763)	(6,228,842)
Contract owners’ equity at beginning of period	284,489	2,231,814	241,510,022	227,155,555	553,118,027	559,346,869

Contract owners’ equity at end of period	$245,124	$284,489	$246,783,763	$241,510,022	$546,691,264	$553,118,027

	2013	2012	2013	2012	2013	2012
Units, beginning of period	21,579	176,037	18,221,684	18,060,579	42,147,504	44,532,446
Units issued	175,683	937,386	2,738,282	1,690,279	9,524,504	4,579,434
Units redeemed	(178,069)	(1,091,844)	(1,911,828)	(1,529,174)	(8,503,544)	(6,964,376)

Units, end of period	19,193	21,579	19,048,138	18,221,684	43,168,464	42,147,504

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$345,360	$221,668	$135,097	$40,692	$3,080,025	$3,538,518
Expenses:
Mortality and expense risk and administrative charges	(2,107,418)	(2,150,225)	(1,007,107)	(1,058,876)	(4,325,636)	(4,197,912)

Net investment income (loss)	(1,762,058)	(1,928,557)	(872,010)	(1,018,184)	(1,245,611)	(659,394)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	25,317,981	27,541,663
Net realized gain (loss)	10,282,275	6,540,809	7,543,016	4,586,679	12,180,052	10,259,924

Realized gains (losses)	10,282,275	6,540,809	7,543,016	4,586,679	37,498,033	37,801,587

Unrealized appreciation (depreciation) during the period	35,264,133	15,041,686	12,527,969	4,993,028	18,512,494	(2,413,479)

Net increase (decrease) in contract owners’ equity from operations	43,784,350	19,653,938	19,198,975	8,561,523	54,764,916	34,728,714

Changes from principal transactions:
Purchase payments	315,592	439,346	552,357	215,780	1,515,804	5,272,228
Transfers between sub-accounts and the company	(7,346,973)	(7,217,980)	(4,491,680)	377,120	(8,539,724)	(10,447,733)
Withdrawals	(16,878,720)	(16,571,934)	(9,024,153)	(9,576,008)	(23,419,689)	(22,184,154)
Annual contract fee	(330,404)	(415,194)	(239,321)	(278,141)	(2,089,114)	(2,130,790)

Net increase (decrease) in contract owners’ equity from principal transactions	(24,240,505)	(23,765,762)	(13,202,797)	(9,261,249)	(32,532,723)	(29,490,449)

Total increase (decrease) in contract owners’ equity	19,543,845	(4,111,824)	5,996,178	(699,726)	22,232,193	5,238,265
Contract owners’ equity at beginning of period	136,224,374	140,336,198	62,558,711	63,258,437	285,351,761	280,113,496

Contract owners’ equity at end of period	$155,768,219	$136,224,374	$68,554,889	$62,558,711	$307,583,954	$285,351,761

	2013	2012	2013	2012	2013	2012
Units, beginning of period	12,109,605	14,254,891	3,741,176	4,312,243	19,197,836	21,274,575
Units issued	290,503	384,316	463,715	647,181	317,209	269,005
Units redeemed	(2,178,107)	(2,529,602)	(1,160,202)	(1,218,248)	(2,271,710)	(2,345,744)

Units, end of period	10,222,001	12,109,605	3,044,689	3,741,176	17,243,335	19,197,836

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Allocation Plus Trust Series I		Core Allocation Plus Trust Series II		Core Bond Trust Series II
	2013 (d)	2012	2013 (d)	2012	2013	2012
Income:
Dividend distributions received	$608,769	$258,928	$3,894,775	$1,575,783	$153,391	$252,187
Expenses:
Mortality and expense risk and administrative charges	(173,236)	(184,406)	(1,952,698)	(2,009,994)	(145,006)	(163,531)

Net investment income (loss)	435,533	74,522	1,942,077	(434,211)	8,385	88,656

Realized gains (losses) on investments:
Capital gain distributions received	6,422,418	1,211,044	44,476,812	8,243,196	310,356	255,995
Net realized gain (loss)	(1,611,461)	967,340	(3,603,793)	3,356,623	(121,106)	55,570

Realized gains (losses)	4,810,957	2,178,384	40,873,019	11,599,819	189,250	311,565

Unrealized appreciation (depreciation) during the period	(1,732,427)	154,306	(19,078,718)	4,024,972	(576,590)	66,498

Net increase (decrease) in contract owners’ equity from operations	3,514,063	2,407,212	23,736,378	15,190,580	(378,955)	466,719

Changes from principal transactions:
Purchase payments	62,006	503,932	787,411	2,362,879	416	14,052
Transfers between sub-accounts and the company	(21,322,195)	(582,912)	(150,583,993)	(4,363,124)	(1,522,626)	(50,087)
Withdrawals	(1,199,368)	(3,085,103)	(9,794,936)	(8,377,032)	(1,340,252)	(2,018,707)
Annual contract fee	(105,002)	(129,383)	(953,649)	(1,058,495)	(26,818)	(29,910)

Net increase (decrease) in contract owners’ equity from principal transactions	(22,564,559)	(3,293,466)	(160,545,167)	(11,435,772)	(2,889,280)	(2,084,652)

Total increase (decrease) in contract owners’ equity	(19,050,496)	(886,254)	(136,808,789)	3,754,808	(3,268,235)	(1,617,933)
Contract owners’ equity at beginning of period	19,050,496	19,936,750	136,808,789	133,053,981	10,873,608	12,491,541

Contract owners’ equity at end of period	$—	$19,050,496	$—	$136,808,789	$7,605,373	$10,873,608

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,426,785	1,680,216	10,879,639	11,823,666	638,394	765,849
Units issued	20,423	49,914	95,984	162,574	70,404	266,550
Units redeemed	(1,447,208)	(303,345)	(10,975,623)	(1,106,601)	(244,153)	(394,005)

Units, end of period	—	1,426,785	—	10,879,639	464,645	638,394

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III		Core Global Diversification Trust Series I
	2013 (d)	2012	2013 (d)	2012	2013 (d)	2012
Income:
Dividend distributions received	$5,686,334	$4,907,554	$553,277	$517,750	$3,251	$11,989
Expenses:
Mortality and expense risk and administrative charges	(4,205,441)	(3,767,744)	(224,975)	(220,781)	(1,859)	(1,802)

Net investment income (loss)	1,480,893	1,139,810	328,302	296,969	1,392	10,187

Realized gains (losses) on investments:
Capital gain distributions received	57,563,722	2,667,318	4,559,122	226,039	16,217	1,859
Net realized gain (loss)	(2,291,160)	4,336,345	234,567	453,223	(7,479)	(43)

Realized gains (losses)	55,272,562	7,003,663	4,793,689	679,262	8,738	1,816

Unrealized appreciation (depreciation) during the period	(21,394,867)	15,238,800	(1,901,469)	1,329,713	7,869	4,483

Net increase (decrease) in contract owners’ equity from operations	35,358,588	23,382,273	3,220,522	2,305,944	17,999	16,486

Changes from principal transactions:
Purchase payments	1,977,360	3,837,836	122,503	497,212	—	—
Transfers between sub-accounts and the company	(304,735,754)	40,478,386	(26,627,522)	917,248	(174,603)	—
Withdrawals	(16,108,055)	(14,871,967)	(1,157,625)	(1,575,382)	—	—
Annual contract fee	(2,138,308)	(2,063,267)	(216,351)	(243,587)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(321,004,757)	27,380,988	(27,878,995)	(404,509)	(174,603)	—

Total increase (decrease) in contract owners’ equity	(285,646,169)	50,763,261	(24,658,473)	1,901,435	(156,604)	16,486
Contract owners’ equity at beginning of period	285,646,169	234,882,908	24,658,473	22,757,038	156,604	140,118

Contract owners’ equity at end of period	$—	$285,646,169	$—	$24,658,473	$—	$156,604

	2013	2012	2013	2012	2013	2012
Units, beginning of period	16,595,696	14,894,848	1,417,211	1,440,730	10,314	10,314
Units issued	3,858,911	3,600,424	134,512	154,353	—	—
Units redeemed	(20,454,607)	(1,899,576)	(1,551,723)	(177,872)	(10,314)	—

Units, end of period	—	16,595,696	—	1,417,211	—	10,314

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Global Diversification Trust Series II		Core Global Diversification Trust Series III		Core Strategy Trust Series I
	2013 (d)	2012	2013 (d)	2012	2013 (c)
Income:
Dividend distributions received	$5,724,210	$21,777,517	$476,180	$1,428,864	$802,928
Expenses:
Mortality and expense risk and administrative charges	(4,270,570)	(4,048,938)	(166,170)	(159,760)	(85,974)

Net investment income (loss)	1,453,640	17,728,579	310,010	1,269,104	716,954

Realized gains (losses) on investments:
Capital gain distributions received	31,504,544	3,449,835	2,171,558	221,205	36,702
Net realized gain (loss)	(4,297,504)	1,689,947	(394,424)	101,050	(13,502)

Realized gains (losses)	27,207,040	5,139,782	1,777,134	322,255	23,200

Unrealized appreciation (depreciation) during the period	4,216,861	6,586,453	171,900	480,707	1,685,436

Net increase (decrease) in contract owners’ equity from operations	32,877,541	29,454,814	2,259,044	2,072,066	2,425,590

Changes from principal transactions:
Purchase payments	1,970,857	4,038,534	84,722	358,815	58,255
Transfers between sub-accounts and the company	(305,329,838)	11,580,740	(19,447,994)	4,005	138,032,310
Withdrawals	(18,454,180)	(17,885,631)	(970,032)	(1,553,214)	(807,895)
Annual contract fee	(2,069,176)	(2,113,757)	(163,014)	(170,758)	(54,839)

Net increase (decrease) in contract owners’ equity from principal transactions	(323,882,337)	(4,380,114)	(20,496,318)	(1,361,152)	137,227,831

Total increase (decrease) in contract owners’ equity	(291,004,796)	25,074,700	(18,237,274)	710,914	139,653,421
Contract owners’ equity at beginning of period	291,004,796	265,930,096	18,237,274	17,526,360	—

Contract owners’ equity at end of period	$—	$291,004,796	$—	$18,237,274	$139,653,421

	2013	2012	2013	2012	2013
Units, beginning of period	17,001,505	17,280,824	1,053,937	1,137,857	—
Units issued	3,023,907	2,136,153	228,567	59,695	10,266,667
Units redeemed	(20,025,412)	(2,415,472)	(1,282,504)	(143,615)	(49,014)

Units, end of period	—	17,001,505	—	1,053,937	10,217,653

(c)	Reflects the period from commencement of operations on April 29, 2013 through December 31, 2013.
(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Strategy Trust Series II		Core Strategy Trust Series NAV		Disciplined Diversification Trust Series II
	2013	2012	2013	2012	2013 (d)	2012
Income:
Dividend distributions received	$13,225,582	$15,658,305	$67,026	$253,115	$7,130,027	$4,363,850
Expenses:
Mortality and expense risk and administrative charges	(13,097,052)	(9,251,326)	(130,210)	(114,850)	(2,818,486)	(2,918,979)

Net investment income (loss)	128,530	6,406,979	(63,184)	138,265	4,311,541	1,444,871

Realized gains (losses) on investments:
Capital gain distributions received	75,504,617	—	1,042,445	—	89,360,546	2,674,340
Net realized gain (loss)	18,804,046	2,562,142	83,449	212,776	(12,604,460)	6,492,177

Realized gains (losses)	94,308,663	2,562,142	1,125,894	212,776	76,756,086	9,166,517

Unrealized appreciation (depreciation) during the period	64,457,944	53,598,174	540,679	430,886	(55,058,309)	10,574,657

Net increase (decrease) in contract owners’ equity from operations	158,895,137	62,567,295	1,603,389	781,927	26,009,318	21,186,045

Changes from principal transactions:
Purchase payments	3,099,170	6,668,718	—	—	823,693	3,362,022
Transfers between sub-accounts and the company	2,828,285,686	6,696,105	551,346	3,566,691	(219,671,425)	(4,975,531)
Withdrawals	(71,907,564)	(38,231,696)	(736,330)	(1,439,071)	(9,452,994)	(12,680,267)
Annual contract fee	(6,108,754)	(4,200,798)	—	—	(1,346,898)	(1,554,577)

Net increase (decrease) in contract owners’ equity from principal transactions	2,753,368,538	(29,067,671)	(184,984)	2,127,620	(229,647,624)	(15,848,353)

Total increase (decrease) in contract owners’ equity	2,912,263,675	33,499,624	1,418,405	2,909,547	(203,638,306)	5,337,692
Contract owners’ equity at beginning of period	632,257,258	598,757,634	9,321,783	6,412,236	203,638,306	198,300,614

Contract owners’ equity at end of period	$3,544,520,933	$632,257,258	$10,740,188	$9,321,783	$—	$203,638,306

	2013	2012	2013	2012	2013	2012
Units, beginning of period	42,857,530	44,896,481	600,806	408,019	14,938,594	16,151,400
Units issued	169,852,427	2,382,647	28,148	291,985	141,543	224,960
Units redeemed	(6,934,578)	(4,421,598)	(51,968)	(99,198)	(15,080,137)	(1,437,766)

Units, end of period	205,775,379	42,857,530	576,986	600,806	—	14,938,594

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	DWS Equity 500 Index (a)		Equity-Income Trust Series I		Equity-Income Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$211,623	$192,156	$4,602,670	$4,679,987	$2,713,699	$2,771,833
Expenses:
Mortality and expense risk and administrative charges	(235,905)	(226,830)	(3,649,886)	(3,455,492)	(2,542,207)	(2,433,691)

Net investment income (loss)	(24,282)	(34,674)	952,784	1,224,495	171,492	338,142

Realized gains (losses) on investments:
Capital gain distributions received	320,204	—	—	—	—	—
Net realized gain (loss)	744,960	164,877	3,401,909	(4,879,615)	8,724,153	(3,113,645)

Realized gains (losses)	1,065,164	164,877	3,401,909	(4,879,615)	8,724,153	(3,113,645)

Unrealized appreciation (depreciation) during the period	2,763,423	1,660,533	56,562,158	37,627,182	29,907,400	24,564,990

Net increase (decrease) in contract owners’ equity from operations	3,804,305	1,790,736	60,916,851	33,972,062	38,803,045	21,789,487

Changes from principal transactions:
Purchase payments	86,771	236,567	575,800	617,399	690,083	667,626
Transfers between sub-accounts and the company	222,327	(426,392)	(4,699,389)	(8,691,759)	3,067,298	(4,085,107)
Withdrawals	(2,504,963)	(1,288,723)	(28,713,661)	(26,771,294)	(23,523,505)	(20,083,410)
Annual contract fee	(74,895)	(80,265)	(411,457)	(455,319)	(504,043)	(533,030)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,270,760)	(1,558,813)	(33,248,707)	(35,300,973)	(20,270,167)	(24,033,921)

Total increase (decrease) in contract owners’ equity	1,533,545	231,923	27,668,144	(1,328,911)	18,532,878	(2,244,434)
Contract owners’ equity at beginning of period	14,069,131	13,837,208	229,408,492	230,737,403	147,657,653	149,902,087

Contract owners’ equity at end of period	$15,602,676	$14,069,131	$257,076,636	$229,408,492	$166,190,531	$147,657,653

	2013	2012	2013	2012	2013	2012
Units, beginning of period	636,807	710,117	7,401,909	8,654,302	8,600,785	10,066,027
Units issued	39,202	21,694	230,964	242,306	909,091	650,080
Units redeemed	(128,347)	(95,004)	(1,199,661)	(1,494,699)	(1,896,209)	(2,115,322)

Units, end of period	547,662	636,807	6,433,212	7,401,909	7,613,667	8,600,785

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Financial Services Trust Series I		Financial Services Trust Series II		Founding Allocation Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$73,804	$81,972	$93,337	$115,601	$1,164,735	$1,361,407
Expenses:
Mortality and expense risk and administrative charges	(182,947)	(163,303)	(328,698)	(312,028)	(447,348)	(407,700)

Net investment income (loss)	(109,143)	(81,331)	(235,361)	(196,427)	717,387	953,707

Realized gains (losses) on investments:
Capital gain distributions received	123,074	—	219,821	—	—	—
Net realized gain (loss)	1,402,784	394,440	2,510,239	806,122	2,346,316	1,496,798

Realized gains (losses)	1,525,858	394,440	2,730,060	806,122	2,346,316	1,496,798

Unrealized appreciation (depreciation) during the period	1,576,613	1,315,102	2,688,222	2,286,194	7,206,887	3,896,103

Net increase (decrease) in contract owners’ equity from operations	2,993,328	1,628,211	5,182,921	2,895,889	10,270,590	6,346,608

Changes from principal transactions:
Purchase payments	39,881	32,656	74,069	79,250	167,774	1,554,262
Transfers between sub-accounts and the company	(218,965)	(709,516)	1,621,893	(613,703)	(465,625)	(1,653,863)
Withdrawals	(1,038,435)	(1,104,795)	(3,240,095)	(2,815,049)	(4,180,180)	(3,140,279)
Annual contract fee	(42,099)	(44,354)	(65,941)	(70,225)	(270,539)	(297,658)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,259,618)	(1,826,009)	(1,610,074)	(3,419,727)	(4,748,570)	(3,537,538)

Total increase (decrease) in contract owners’ equity	1,733,710	(197,798)	3,572,847	(523,838)	5,522,020	2,809,070
Contract owners’ equity at beginning of period	10,490,915	10,688,713	18,855,797	19,379,635	46,220,025	43,410,955

Contract owners’ equity at end of period	$12,224,625	$10,490,915	$22,428,644	$18,855,797	$51,742,045	$46,220,025

	2013	2012	2013	2012	2013	2012
Units, beginning of period	751,722	890,859	1,291,549	1,537,314	3,311,637	3,582,202
Units issued	169,132	83,057	296,047	139,537	20,270	140,966
Units redeemed	(240,556)	(222,194)	(392,137)	(385,302)	(324,245)	(411,531)

Units, end of period	680,298	751,722	1,195,459	1,291,549	3,007,662	3,311,637

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Holdings Trust Series II
	2013	2012	2013	2012	2013 (d)	2012
Income:
Dividend distributions received	$25,095,839	$30,435,948	$426,861	$320,384	$14,351,187	$14,444,844
Expenses:
Mortality and expense risk and administrative charges	(17,646,351)	(16,686,340)	(935,107)	(879,189)	(12,953,204)	(13,960,105)

Net investment income (loss)	7,449,488	13,749,608	(508,246)	(558,805)	1,397,983	484,739

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	299,525,625	—
Net realized gain (loss)	(2,460,892)	(26,121,415)	593,679	(2,389,648)	23,242,985	(4,937,994)

Realized gains (losses)	(2,460,892)	(26,121,415)	593,679	(2,389,648)	322,768,610	(4,937,994)

Unrealized appreciation (depreciation) during the period	229,737,873	158,086,187	17,159,146	13,877,541	(218,299,774)	100,344,347

Net increase (decrease) in contract owners’ equity from operations	234,726,469	145,714,380	17,244,579	10,929,088	105,866,819	95,891,092

Changes from principal transactions:
Purchase payments	2,688,797	6,731,640	404,721	927,188	2,856,112	12,844,040
Transfers between sub-accounts and the company	(31,155,476)	(45,774,306)	(5,139,898)	(412,246)	(967,608,819)	(27,479,909)
Withdrawals	(86,720,696)	(70,712,077)	(10,877,625)	(5,534,415)	(64,102,750)	(64,191,949)
Annual contract fee	(7,622,896)	(7,838,127)	(273,886)	(298,181)	(6,080,281)	(6,849,035)

Net increase (decrease) in contract owners’ equity from principal transactions	(122,810,271)	(117,592,870)	(15,886,688)	(5,317,654)	(1,034,935,738)	(85,676,853)

Total increase (decrease) in contract owners’ equity	111,916,198	28,121,510	1,357,891	5,611,434	(929,068,919)	10,214,239
Contract owners’ equity at beginning of period	1,100,916,744	1,072,795,234	59,159,232	53,547,798	929,068,919	918,854,680

Contract owners’ equity at end of period	$1,212,832,942	$1,100,916,744	$60,517,123	$59,159,232	$—	$929,068,919

	2013	2012	2013	2012	2013	2012
Units, beginning of period	93,098,857	103,682,609	2,866,960	3,148,239	74,401,402	81,569,528
Units issued	550,589	280,909	148,759	284,899	328,095	483,089
Units redeemed	(9,916,917)	(10,864,661)	(816,295)	(566,178)	(74,729,497)	(7,651,215)

Units, end of period	83,732,529	93,098,857	2,199,424	2,866,960	—	74,401,402

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Holdings Trust Series III		Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II
	2013 (d)	2012	2013 (b)	2013	2012
Income:
Dividend distributions received	$1,215,573	$1,257,322	$—	$140,079	$126,853
Expenses:
Mortality and expense risk and administrative charges	(523,980)	(552,280)	(25,152)	(247,266)	(184,098)

Net investment income (loss)	691,593	705,042	(25,152)	(107,187)	(57,245)

Realized gains (losses) on investments:
Capital gain distributions received	20,393,121	—	—	—	—
Net realized gain (loss)	1,881,290	1,352,403	2,336	703,284	(248,127)

Realized gains (losses)	22,274,411	1,352,403	2,336	703,284	(248,127)

Unrealized appreciation (depreciation) during the period	(15,232,752)	4,843,745	680,113	3,710,432	2,699,800

Net increase (decrease) in contract owners’ equity from operations	7,733,252	6,901,190	657,297	4,306,529	2,394,428

Changes from principal transactions:
Purchase payments	735,622	1,376,162	3,212	148,953	36,913
Transfers between sub-accounts and the company	(65,766,422)	(2,120,352)	24,502,746	21,005,863	2,626,411
Withdrawals	(4,454,230)	(3,620,838)	(321,888)	(3,405,058)	(1,414,681)
Annual contract fee	(358,048)	(413,431)	(3,341)	(69,452)	(59,966)

Net increase (decrease) in contract owners’ equity from principal transactions	(69,843,078)	(4,778,459)	24,180,729	17,680,306	1,188,677

Total increase (decrease) in contract owners’ equity	(62,109,826)	2,122,731	24,838,026	21,986,835	3,583,105
Contract owners’ equity at beginning of period	62,109,826	59,987,095	—	14,355,128	10,772,023

Contract owners’ equity at end of period	$—	$62,109,826	$24,838,026	$36,341,963	$14,355,128

	2013	2012	2013	2013	2012
Units, beginning of period	4,483,756	4,845,753	—	861,806	790,639
Units issued	50,930	107,706	1,256,974	1,248,393	333,799
Units redeemed	(4,534,686)	(469,703)	(58,600)	(424,021)	(262,632)

Units, end of period	—	4,483,756	1,198,374	1,686,178	861,806

(b)	Reflects the period from commencement of operations on December 6, 2013 through December 31, 2013.
(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Value Trust Series I		Fundamental Value Trust Series II		Global Allocation (a)
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$3,442,969	$2,385,279	$2,482,894	$1,693,433	$8,613	$10,999
Expenses:
Mortality and expense risk and administrative charges	(4,022,214)	(3,978,802)	(3,738,168)	(3,808,730)	(11,338)	(11,306)

Net investment income (loss)	(579,245)	(1,593,523)	(1,255,274)	(2,115,297)	(2,725)	(307)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	30,299	2,246
Net realized gain (loss)	19,861,051	15,021,087	6,052,208	(4,437,269)	8,005	33,722

Realized gains (losses)	19,861,051	15,021,087	6,052,208	(4,437,269)	38,304	35,968

Unrealized appreciation (depreciation) during the period	55,686,962	16,934,928	59,199,367	32,751,533	62,277	31,141

Net increase (decrease) in contract owners’ equity from operations	74,968,768	30,362,492	63,996,301	26,198,967	97,856	66,802

Changes from principal transactions:
Purchase payments	636,454	674,689	706,450	735,823	—	—
Transfers between sub-accounts and the company	(9,210,932)	(15,159,128)	(22,676,717)	(10,876,994)	(849)	(59,276)
Withdrawals	(34,191,618)	(32,516,196)	(34,920,458)	(26,033,460)	(11,132)	(57,946)
Annual contract fee	(437,851)	(505,849)	(906,501)	(1,008,696)	(1,708)	(2,028)

Net increase (decrease) in contract owners’ equity from principal transactions	(43,203,947)	(47,506,484)	(57,797,226)	(37,183,327)	(13,689)	(119,250)

Total increase (decrease) in contract owners’ equity	31,764,821	(17,143,992)	6,199,075	(10,984,360)	84,167	(52,448)
Contract owners’ equity at beginning of period	255,769,223	272,913,215	229,708,016	240,692,376	763,369	815,817

Contract owners’ equity at end of period	$287,534,044	$255,769,223	$235,907,091	$229,708,016	$847,536	$763,369

	2013	2012	2013	2012	2013	2012
Units, beginning of period	16,630,579	19,834,197	14,454,454	16,833,144	45,243	52,261
Units issued	91,761	179,659	1,075,956	358,073	127	77
Units redeemed	(2,513,331)	(3,383,277)	(4,201,218)	(2,736,763)	(889)	(7,095)

Units, end of period	14,209,009	16,630,579	11,329,192	14,454,454	44,481	45,243

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series II		Global Diversification Trust Series II
	2013	2012	2013	2012	2013 (d)	2012
Income:
Dividend distributions received	$228,655	$4,487,037	$316,407	$10,696,074	$10,636,698	$10,797,252
Expenses:
Mortality and expense risk and administrative charges	(784,069)	(940,922)	(2,086,000)	(2,431,331)	(10,004,332)	(10,585,302)

Net investment income (loss)	(555,414)	3,546,115	(1,769,593)	8,264,743	632,366	211,950

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	162,249,939	—
Net realized gain (loss)	77,112	(172,326)	4,386,267	2,795,674	52,267,584	(8,130,775)

Realized gains (losses)	77,112	(172,326)	4,386,267	2,795,674	214,517,523	(8,130,775)

Unrealized appreciation (depreciation) during the period	(3,528,393)	51,703	(12,836,812)	(3,378,793)	(134,332,090)	99,645,244

Net increase (decrease) in contract owners’ equity from operations	(4,006,695)	3,425,492	(10,220,138)	7,681,624	80,817,799	91,726,419

Changes from principal transactions:
Purchase payments	80,506	71,590	408,823	367,338	2,269,850	9,248,136
Transfers between sub-accounts and the company	(2,695,054)	(1,074,858)	3,532,879	(229,723)	(746,951,390)	(36,673,999)
Withdrawals	(6,418,969)	(7,667,717)	(18,136,100)	(16,953,064)	(43,063,233)	(41,985,034)
Annual contract fee	(82,582)	(106,980)	(491,699)	(580,220)	(4,576,148)	(5,230,142)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,116,099)	(8,777,965)	(14,686,097)	(17,395,669)	(792,320,921)	(74,641,039)

Total increase (decrease) in contract owners’ equity	(13,122,794)	(5,352,473)	(24,906,235)	(9,714,045)	(711,503,122)	17,085,380
Contract owners’ equity at beginning of period	61,077,969	66,430,442	148,539,967	158,254,012	711,503,122	694,417,742

Contract owners’ equity at end of period	$47,955,175	$61,077,969	$123,633,732	$148,539,967	$—	$711,503,122

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,982,554	2,267,826	6,626,234	7,392,527	56,688,326	62,998,496
Units issued	119,005	141,744	1,530,388	724,969	440,133	416,436
Units redeemed	(434,707)	(427,016)	(1,991,153)	(1,491,262)	(57,128,459)	(6,726,606)

Units, end of period	1,666,852	1,982,554	6,165,469	6,626,234	—	56,688,326

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Trust Series I		Global Trust Series II		Health Sciences Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$2,110,961	$2,793,218	$345,389	$477,672	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,792,512)	(1,651,054)	(424,591)	(397,442)	(774,552)	(629,471)

Net investment income (loss)	318,449	1,142,164	(79,202)	80,230	(774,552)	(629,471)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	4,427,469	2,691,259
Net realized gain (loss)	8,550,722	5,619,435	34,026	(1,340,529)	6,785,422	4,002,896

Realized gains (losses)	8,550,722	5,619,435	34,026	(1,340,529)	11,212,891	6,694,155

Unrealized appreciation (depreciation) during the period	28,268,134	17,917,280	6,826,720	5,717,814	9,550,762	4,455,204

Net increase (decrease) in contract owners’ equity from operations	37,137,305	24,678,879	6,781,544	4,457,515	19,989,101	10,519,888

Changes from principal transactions:
Purchase payments	409,439	1,147,660	72,125	93,617	211,043	195,190
Transfers between sub-accounts and the company	(6,007,130)	(7,071,387)	737,786	(660,915)	1,971,696	(1,078,118)
Withdrawals	(14,821,406)	(13,476,544)	(4,666,279)	(2,859,693)	(5,813,512)	(4,674,159)
Annual contract fee	(381,606)	(411,487)	(117,629)	(113,712)	(141,010)	(140,627)

Net increase (decrease) in contract owners’ equity from principal transactions	(20,800,703)	(19,811,758)	(3,973,997)	(3,540,703)	(3,771,783)	(5,697,714)

Total increase (decrease) in contract owners’ equity	16,336,602	4,867,121	2,807,547	916,812	16,217,318	4,822,174
Contract owners’ equity at beginning of period	134,570,665	129,703,544	25,429,832	24,513,020	41,483,488	36,661,314

Contract owners’ equity at end of period	$150,907,267	$134,570,665	$28,237,379	$25,429,832	$57,700,806	$41,483,488

	2013	2012	2013	2012	2013	2012
Units, beginning of period	6,898,282	7,964,742	1,516,248	1,747,057	1,425,170	1,641,542
Units issued	141,075	319,362	223,171	160,495	280,891	244,154
Units redeemed	(1,124,134)	(1,385,822)	(430,398)	(391,304)	(375,067)	(460,526)

Units, end of period	5,915,223	6,898,282	1,309,021	1,516,248	1,330,994	1,425,170

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Health Sciences Trust Series II		High Yield Trust Series I		High Yield Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$—	$—	$6,426,961	$3,866,595	$6,718,687	$5,377,149
Expenses:
Mortality and expense risk and administrative charges	(1,115,711)	(942,151)	(1,066,426)	(811,532)	(1,530,173)	(1,216,703)

Net investment income (loss)	(1,115,711)	(942,151)	5,360,535	3,055,063	5,188,514	4,160,446

Realized gains (losses) on investments:
Capital gain distributions received	6,192,846	3,980,900	—	—	—	—
Net realized gain (loss)	10,640,763	7,993,144	1,159,210	(3,798,824)	3,554,681	(3,420,898)

Realized gains (losses)	16,833,609	11,974,044	1,159,210	(3,798,824)	3,554,681	(3,420,898)

Unrealized appreciation (depreciation) during the period	11,459,462	3,637,638	(1,957,351)	9,166,693	(3,249,778)	10,935,955

Net increase (decrease) in contract owners’ equity from operations	27,177,360	14,669,531	4,562,394	8,422,932	5,493,417	11,675,503

Changes from principal transactions:
Purchase payments	290,139	259,493	183,668	251,273	285,222	176,083
Transfers between sub-accounts and the company	4,239,076	899,409	50,691,566	(502,883)	43,230,718	(326,831)
Withdrawals	(10,897,381)	(7,849,869)	(9,383,935)	(8,725,129)	(17,514,035)	(10,523,239)
Annual contract fee	(246,429)	(224,106)	(276,490)	(94,801)	(325,677)	(186,451)

Net increase (decrease) in contract owners’equity from principal transactions	(6,614,595)	(6,915,073)	41,214,809	(9,071,540)	25,676,228	(10,860,438)

Total increase (decrease) in contract owners’ equity	20,562,765	7,754,458	45,777,203	(648,608)	31,169,645	815,065
Contract owners’ equity at beginning of period	57,932,049	50,177,591	52,828,206	53,476,814	75,110,386	74,295,321

Contract owners’ equity at end of period	$78,494,814	$57,932,049	$98,605,409	$52,828,206	$106,280,031	$75,110,386

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,937,970	2,174,751	2,306,961	2,754,223	3,305,373	3,821,562
Units issued	449,196	505,277	4,558,789	956,038	3,861,106	1,348,427
Units redeemed	(592,333)	(742,058)	(1,183,977)	(1,403,300)	(2,627,377)	(1,864,616)

Units, end of period	1,794,833	1,937,970	5,681,773	2,306,961	4,539,102	3,305,373

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

					International Equity Index
	International Core Trust Series I		International Core Trust Series II		Trust B Series I
	2013	2012	2013	2012	2013	2012 (aa)
Income:
Dividend distributions received	$719,458	$711,058	$515,651	$484,120	$496,754	$227,980
Expenses:
Mortality and expense risk and administrative charges	(386,109)	(379,635)	(320,968)	(312,178)	(309,068)	(49,710)

Net investment income (loss)	333,349	331,423	194,683	171,942	187,686	178,270

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,405,508)	(3,820,176)	(153,770)	(2,318,964)	465,990	4,800

Realized gains (losses)	(1,405,508)	(3,820,176)	(153,770)	(2,318,964)	465,990	4,800

Unrealized appreciation (depreciation) during the period	6,517,104	6,697,526	4,049,501	4,499,267	1,923,110	994,737

Net increase (decrease) in contract owners’ equity from operations	5,444,945	3,208,773	4,090,414	2,352,245	2,576,786	1,177,807

Changes from principal transactions:
Purchase payments	40,846	76,426	107,846	142,722	115,718	4,439
Transfers between sub-accounts and the company	5,938	(1,389,806)	421,123	(1,616,410)	(953,305)	20,748,198
Withdrawals	(3,117,022)	(3,014,073)	(2,345,050)	(2,811,724)	(2,016,652)	(187,782)
Annual contract fee	(58,389)	(65,658)	(64,274)	(65,602)	(58,992)	(9,418)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,128,627)	(4,393,111)	(1,880,355)	(4,351,014)	(2,913,231)	20,555,437

Total increase (decrease) in contract owners’ equity	2,316,318	(1,184,338)	2,210,059	(1,998,769)	(336,445)	21,733,244
Contract owners’ equity at beginning of period	25,322,340	26,506,678	18,648,342	20,647,111	21,733,244	—

Contract owners’ equity at end of period	$27,638,658	$25,322,340	$20,858,401	$18,648,342	$21,396,799	$21,733,244

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,705,412	2,030,200	1,164,058	1,465,696	1,641,475	—
Units issued	131,246	113,468	237,852	94,586	142,335	1,684,825
Units redeemed	(329,451)	(438,256)	(332,614)	(396,224)	(353,151)	(43,350)

Units, end of period	1,507,207	1,705,412	1,069,296	1,164,058	1,430,659	1,641,475

(aa)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust B Series II		International Equity Index Trust B Series NAV		International Growth Stock Trust Series II
	2013	2012 (aa)	2013	2012	2013	2012 (aa)
Income:
Dividend distributions received	$480,854	$216,531	$430,397	$226,252	$192,449	$97,807
Expenses:
Mortality and expense risk and administrative charges	(350,843)	(59,774)	(287,875)	(292,463)	(296,125)	(49,580)

Net investment income (loss)	130,011	156,757	142,522	(66,211)	(103,676)	48,227

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	625,467	28,316	(1,186,723)	(1,519,150)	523,441	(1,152)

Realized gains (losses)	625,467	28,316	(1,186,723)	(1,519,150)	523,441	(1,152)

Unrealized appreciation (depreciation) during the period	1,916,214	1,140,069	3,251,887	4,404,621	2,702,724	695,041

Net increase (decrease) in contract owners’ equity from operations	2,671,692	1,325,142	2,207,686	2,819,260	3,122,489	742,116

Changes from principal transactions:
Purchase payments	94,830	34,244	89,546	107,082	92,795	20,612
Transfers between sub-accounts and the company	(1,585,726)	24,012,932	70,512	(598,883)	(195,645)	19,992,906
Withdrawals	(2,910,256)	(772,196)	(3,100,471)	(1,627,994)	(2,826,201)	(355,562)
Annual contract fee	(86,333)	(19,206)	(93,484)	(102,820)	(48,558)	(13,836)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,487,485)	23,255,774	(3,033,897)	(2,222,615)	(2,977,609)	19,644,120

Total increase (decrease) in contract owners’ equity	(1,815,793)	24,580,916	(826,211)	596,645	144,880	20,386,236
Contract owners’ equity at beginning of period	24,580,916	—	19,182,549	18,585,904	20,386,236	—

Contract owners’ equity at end of period	$22,765,123	$24,580,916	$18,356,338	$19,182,549	$20,531,116	$20,386,236

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,860,244	—	1,807,557	2,029,313	1,564,685	—
Units issued	310,490	2,010,313	92,879	97,602	216,218	1,655,037
Units redeemed	(639,993)	(150,069)	(364,953)	(319,358)	(434,387)	(90,352)

Units, end of period	1,530,741	1,860,244	1,535,483	1,807,557	1,346,516	1,564,685

(aa)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series II		International Value Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$549,291	$386,045	$349,180	$235,009	$1,513,353	$2,189,944
Expenses:
Mortality and expense risk and administrative charges	(452,821)	(454,365)	(334,630)	(336,342)	(1,295,467)	(1,264,649)

Net investment income (loss)	96,470	(68,320)	14,550	(101,333)	217,886	925,295

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,182,348	328,097	1,235,243	318,155	(4,819,992)	(10,960,275)

Realized gains (losses)	1,182,348	328,097	1,235,243	318,155	(4,819,992)	(10,960,275)

Unrealized appreciation (depreciation) during the period	5,578,036	4,667,994	3,444,310	3,176,743	23,876,191	23,913,996

Net increase (decrease) in contract owners’ equity from operations	6,856,854	4,927,771	4,694,103	3,393,565	19,274,085	13,879,016

Changes from principal transactions:
Purchase payments	47,191	152,254	83,282	140,976	186,565	347,773
Transfers between sub-accounts and the company	(1,015,597)	(1,972,180)	1,348,434	(1,240,754)	(2,197,067)	(5,975,639)
Withdrawals	(2,908,608)	(3,189,372)	(3,493,119)	(2,806,811)	(9,738,411)	(9,815,950)
Annual contract fee	(74,358)	(98,492)	(68,715)	(83,326)	(187,887)	(207,692)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,951,372)	(5,107,790)	(2,130,118)	(3,989,915)	(11,936,800)	(15,651,508)

Total increase (decrease) in contract owners’ equity	2,905,482	(180,019)	2,563,985	(596,350)	7,337,285	(1,772,492)
Contract owners’ equity at beginning of period	30,333,649	30,513,668	20,750,317	21,346,667	86,197,796	87,970,288

Contract owners’ equity at end of period	$33,239,131	$30,333,649	$23,314,302	$20,750,317	$93,535,081	$86,197,796

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,106,986	2,491,631	1,455,798	1,754,705	4,864,597	5,832,631
Units issued	100,946	86,582	289,944	147,862	192,107	176,986
Units redeemed	(353,698)	(471,227)	(425,412)	(446,769)	(810,207)	(1,145,020)

Units, end of period	1,854,234	2,106,986	1,320,330	1,455,798	4,246,497	4,864,597

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Value Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$1,315,845	$2,074,568	$6,979,948	$3,990,132	$3,544,345	$2,159,495
Expenses:
Mortality and expense risk and administrative charges	(1,369,079)	(1,394,242)	(2,001,849)	(2,184,179)	(1,592,398)	(1,829,763)

Net investment income (loss)	(53,234)	680,326	4,978,099	1,805,953	1,951,947	329,732

Realized gains (losses) on investments:
Capital gain distributions received	—	—	3,459,481	—	1,866,745	—
Net realized gain (loss)	(3,613,877)	(12,868,294)	3,479,000	3,235,527	2,091,191	3,008,877

Realized gains (losses)	(3,613,877)	(12,868,294)	6,938,481	3,235,527	3,957,936	3,008,877

Unrealized appreciation (depreciation) during the period	22,222,175	26,096,448	(17,528,832)	7,109,391	(9,652,979)	3,034,946

Net increase (decrease) in contract owners’ equity from operations	18,555,064	13,908,480	(5,612,252)	12,150,871	(3,743,096)	6,373,555

Changes from principal transactions:
Purchase payments	533,585	370,144	506,713	2,548,582	300,191	336,280
Transfers between sub-accounts and the company	(534,725)	(5,745,852)	12,669,806	6,373,869	1,735,102	5,107,397
Withdrawals	(14,562,844)	(11,011,883)	(18,110,811)	(18,738,874)	(15,654,886)	(14,501,223)
Annual contract fee	(282,833)	(319,540)	(887,040)	(999,478)	(403,237)	(457,246)

Net increase (decrease) in contract owners’ equity from principal transactions	(14,846,817)	(16,707,131)	(5,821,332)	(10,815,901)	(14,022,830)	(9,514,792)

Total increase (decrease) in contract owners’ equity	3,708,247	(2,798,651)	(11,433,584)	1,334,970	(17,765,926)	(3,141,237)
Contract owners’ equity at beginning of period	86,301,827	89,100,478	192,547,793	191,212,823	113,711,452	116,852,689

Contract owners’ equity at end of period	$90,010,074	$86,301,827	$181,114,209	$192,547,793	$95,945,526	$113,711,452

	2013	2012	2013	2012	2013	2012
Units, beginning of period	4,463,283	5,396,627	10,048,782	10,391,724	5,945,106	6,440,389
Units issued	465,226	337,458	1,285,772	998,449	1,265,306	949,030
Units redeemed	(1,150,320)	(1,270,802)	(1,354,140)	(1,341,391)	(1,856,883)	(1,444,313)

Units, end of period	3,778,189	4,463,283	9,980,414	10,048,782	5,353,529	5,945,106

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive Trust Series I		Lifestyle Aggressive Trust Series II		Lifestyle Aggressive PS Series - Series II
	2013	2012	2013	2012	2013 (b)
Income:
Dividend distributions received	$2,102,350	$1,019,730	$3,336,899	$1,750,635	$436
Expenses:
Mortality and expense risk and administrative charges	(1,249,447)	(1,202,016)	(2,424,268)	(2,469,880)	(8)

Net investment income (loss)	852,903	(182,286)	912,631	(719,245)	428

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	1,282,322	(5,230,374)	603,546	(4,555,379)	—

Realized gains (losses)	1,282,322	(5,230,374)	603,546	(4,555,379)	—

Unrealized appreciation (depreciation) during the period	16,430,488	17,043,676	32,228,146	26,511,552	20

Net increase (decrease) in contract owners’ equity from operations	18,565,713	11,631,016	33,744,323	21,236,928	448

Changes from principal transactions:
Purchase payments	847,146	425,069	1,463,809	1,324,376	—
Transfers between sub-accounts and the company	5,911,749	(15,577,714)	(4,428,813)	(14,216,920)	23,057
Withdrawals	(7,122,834)	(5,926,630)	(19,290,025)	(13,611,274)	—
Annual contract fee	(289,378)	(312,685)	(554,835)	(612,027)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(653,317)	(21,391,960)	(22,809,864)	(27,115,845)	23,057

Total increase (decrease) in contract owners’ equity	17,912,396	(9,760,944)	10,934,459	(5,878,917)	23,505
Contract owners’ equity at beginning of period	74,919,817	84,680,761	148,442,451	154,321,368	—

Contract owners’ equity at end of period	$92,832,213	$74,919,817	$159,376,910	$148,442,451	$23,505

	2013	2012	2013	2012	2013
Units, beginning of period	4,256,655	5,509,887	8,462,793	10,061,001	—
Units issued	600,937	148,852	593,324	455,297	1,838
Units redeemed	(662,570)	(1,402,084)	(1,734,751)	(2,053,505)	—

Units, end of period	4,195,022	4,256,655	7,321,366	8,462,793	1,838

(b)	Reflects the period from commencement of operations on December 6, 2013 through December 31, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced Trust Series I		Lifestyle Balanced Trust Series II		Lifestyle Balanced Trust Series NAV
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$18,360,045	$14,725,280	229,106,085	183,461,154	$2,326	$1,606
Expenses:
Mortality and expense risk and administrative charges	(8,355,660)	(8,648,621)	(136,717,958)	(139,813,138)	(948)	(866)

Net investment income (loss)	10,004,385	6,076,659	92,388,127	43,648,016	1,378	740

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	16,563,752	(83,098)	(4,516,919)	(137,134,554)	97	(30)

Realized gains (losses)	16,563,752	(83,098)	(4,516,919)	(137,134,554)	97	(30)

Unrealized appreciation (depreciation) during the period	45,579,453	61,013,521	839,175,560	960,691,279	7,048	6,165

Net increase (decrease) in contract owners’ equity from operations	72,147,590	67,007,082	927,046,768	867,204,741	8,523	6,875

Changes from principal transactions:
Purchase payments	1,942,046	5,509,819	30,769,070	83,130,095	4,414	4,419
Transfers between sub-accounts and the company	5,602,897	(1,767,315)	(66,112,725)	(28,618,525)	—	—
Withdrawals	(68,038,223)	(71,845,765)	(878,901,732)	(826,035,636)	—	(10,409)
Annual contract fee	(2,900,001)	(3,121,618)	(51,085,741)	(53,146,444)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(63,393,281)	(71,224,879)	(965,331,128)	(824,670,510)	4,414	(5,990)

Total increase (decrease) in contract owners’ equity	8,754,309	(4,217,797)	(38,284,360)	42,534,231	12,937	884
Contract owners’ equity at beginning of period	663,373,282	667,591,079	8,984,381,926	8,941,847,695	70,966	70,082

Contract owners’ equity at end of period	$672,127,591	$663,373,282	$8,946,097,566	$8,984,381,926	$83,903	$70,966

	2013	2012	2013	2012	2013	2012
Units, beginning of period	36,807,051	40,214,740	514,301,137	560,278,678	4,616	5,040
Units issued	1,780,850	2,071,179	27,163,886	9,731,475	277	299
Units redeemed	(4,852,875)	(5,478,868)	(75,804,907)	(55,709,016)	—	(723)

Units, end of period	33,735,026	36,807,051	465,660,116	514,301,137	4,893	4,616

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced
	PS Series - Series I	Lifestyle Balanced PS Series - Series II		Lifestyle Conservative Trust Series I
	2013 (b)	2013	2012	2013	2012
Income:
Dividend distributions received	$2,871	$3,638,817	$1,494,071	$6,093,150	$6,366,774
Expenses:
Mortality and expense risk and administrative charges	(64)	(2,126,024)	(1,530,145)	(2,562,604)	(2,890,133)

Net investment income (loss)	2,807	1,512,793	(36,074)	3,530,546	3,476,641

Realized gains (losses) on investments:
Capital gain distributions received	—	4,027,715	66,422	5,992,850	4,736,689
Net realized gain (loss)	(16)	1,672,348	258,348	5,913,364	6,822,823

Realized gains (losses)	(16)	5,700,063	324,770	11,906,214	11,559,512

Unrealized appreciation (depreciation) during the period	(1,620)	11,918,134	8,997,882	(10,480,160)	77,310

Net increase (decrease) in contract owners’ equity from operations	1,171	19,130,990	9,286,578	4,956,600	15,113,463

Changes from principal transactions:
Purchase payments	—	1,745,646	53,750,577	337,997	1,848,201
Transfers between sub-accounts and the company	144,109	27,126,101	37,924,343	(34,959,131)	25,649,308
Withdrawals	(3,000)	(4,968,133)	(2,518,485)	(20,979,804)	(29,219,111)
Annual contract fee	—	(1,982,023)	(1,092,263)	(789,390)	(889,595)

Net increase (decrease) in contract owners’ equity from principal transactions	141,109	21,921,591	88,064,172	(56,390,328)	(2,611,197)

Total increase (decrease) in contract owners’ equity	142,280	41,052,581	97,350,750	(51,433,728)	12,502,266
Contract owners’ equity at beginning of period	—	164,597,717	67,246,967	225,765,059	213,262,793

Contract owners’ equity at end of period	$142,280	$205,650,298	$164,597,717	$174,331,331	$225,765,059

	2013	2013	2012	2013	2012
Units, beginning of period	—	12,280,686	5,516,463	11,374,734	11,272,969
Units issued	11,499	2,450,453	7,285,273	832,262	2,478,607
Units redeemed	(241)	(838,614)	(521,050)	(3,592,375)	(2,376,842)

Units, end of period	11,258	13,892,525	12,280,686	8,614,621	11,374,734

(b)	Reflects the period from commencement of operations on December 6, 2013 through December 31, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative Trust Series II		Lifestyle Conservative PS Series - Series II		Lifestyle Growth Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$60,509,290	$63,092,211	$1,021,731	$565,269	$15,982,594	$11,122,109
Expenses:
Mortality and expense risk and administrative charges	(32,566,959)	(36,131,066)	(669,762)	(578,218)	(7,795,455)	(7,452,094)

Net investment income (loss)	27,942,331	26,961,145	351,969	(12,949)	8,187,139	3,670,015

Realized gains (losses) on investments:
Capital gain distributions received	62,381,138	50,911,427	548,709	4,563	—	—
Net realized gain (loss)	119,353,362	75,370,987	1,062,088	142,566	15,634,765	1,529,313

Realized gains (losses)	181,734,500	126,282,414	1,610,797	147,129	15,634,765	1,529,313

Unrealized appreciation (depreciation) during the period	(166,104,387)	(3,430,158)	(786,280)	2,110,457	83,410,737	63,802,778

Net increase (decrease) in contract owners’ equity from operations	43,572,444	149,813,401	1,176,486	2,244,637	107,232,641	69,002,106

Changes from principal transactions:
Purchase payments	6,214,303	22,013,694	673,970	20,090,925	3,459,839	7,691,300
Transfers between sub-accounts and the company	(351,496,843)	192,840,310	(7,648,994)	7,663,657	14,554,095	36,672,409
Withdrawals	(252,000,634)	(268,452,593)	(2,388,334)	(2,165,486)	(55,659,834)	(58,181,377)
Annual contract fee	(12,772,946)	(13,932,643)	(541,073)	(362,212)	(3,250,174)	(3,321,828)

Net increase (decrease) in contract owners’ equity from principal transactions	(610,056,120)	(67,531,232)	(9,904,431)	25,226,884	(40,896,074)	(17,139,496)

Total increase (decrease) in contract owners’ equity	(566,483,676)	82,282,169	(8,727,945)	27,471,521	66,336,567	51,862,610
Contract owners’ equity at beginning of period	2,391,723,384	2,309,441,215	54,631,474	27,159,953	617,143,126	565,280,516

Contract owners’ equity at end of period	$1,825,239,708	$2,391,723,384	$45,903,529	$54,631,474	$683,479,693	$617,143,126

	2013	2012	2013	2012	2013	2012
Units, beginning of period	133,397,940	136,960,732	4,108,790	2,167,186	37,057,992	37,272,775
Units issued	8,542,023	17,990,792	403,848	2,345,049	2,221,476	5,381,274
Units redeemed	(41,527,057)	(21,553,584)	(1,135,073)	(403,445)	(4,215,341)	(5,596,057)

Units, end of period	100,412,906	133,397,940	3,377,565	4,108,790	35,064,127	37,057,992

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth Trust Series II		Lifestyle Growth Trust Series NAV		Lifestyle Growth PS Series - Series I
	2013	2012	2013	2012	2013 (b)
Income:
Dividend distributions received	$281,704,800	$191,843,512	$16,178	$10,619	$35,180
Expenses:
Mortality and expense risk and administrative charges	(188,999,504)	(180,713,977)	(7,535)	(5,154)	(1,372)

Net investment income (loss)	92,705,296	11,129,535	8,643	5,465	33,808

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	13,970,832	(227,173,651)	855	16	13

Realized gains (losses)	13,970,832	(227,173,651)	855	16	13

Unrealized appreciation (depreciation) during the period	1,879,743,679	1,502,287,512	93,962	25,521	26,103

Net increase (decrease) in contract owners’ equity from operations	1,986,419,807	1,286,243,396	103,460	31,002	59,924

Changes from principal transactions:
Purchase payments	46,935,665	127,406,031	—	—	200
Transfers between sub-accounts and the company	254,886,742	231,620,396	—	395,051	2,382,962
Withdrawals	(1,078,403,722)	(824,583,296)	—	—	—
Annual contract fee	(74,006,475)	(73,972,433)	—	—	(1,657)

Net increase (decrease) in contract owners’ equity from principal transactions	(850,587,790)	(539,529,302)	—	395,051	2,381,505

Total increase (decrease) in contract owners’ equity	1,135,832,017	746,714,094	103,460	426,053	2,441,429
Contract owners’ equity at beginning of period	11,862,336,642	11,115,622,548	576,107	150,054	—

Contract owners’ equity at end of period	$12,998,168,659	$11,862,336,642	$679,567	$576,107	$2,441,429

	2013	2012	2013	2012	2013
Units, beginning of period	708,897,028	737,881,259	36,484	10,695	—
Units issued	48,415,876	44,521,051	—	25,789	191,976
Units redeemed	(90,972,114)	(73,505,282)	—	—	—

Units, end of period	666,340,790	708,897,028	36,484	36,484	191,976

(b)	Reflects the period from commencement of operations on December 6, 2013 through December 31, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth PS Series - Series II		Lifestyle Moderate Trust Series I		Lifestyle Moderate Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$3,490,788	$1,274,658	$7,108,550	$6,159,278	$74,269,400	$64,969,756
Expenses:
Mortality and expense risk and administrative charges	(2,350,533)	(1,682,678)	(3,108,723)	(3,260,056)	(42,660,215)	(43,758,005)

Net investment income (loss)	1,140,255	(408,020)	3,999,827	2,899,222	31,609,185	21,211,751

Realized gains (losses) on investments:
Capital gain distributions received	5,859,200	160,186	—	—	—	—
Net realized gain (loss)	1,357,215	272,041	9,409,098	4,785,565	31,693,835	(7,838,434)

Realized gains (losses)	7,216,415	432,227	9,409,098	4,785,565	31,693,835	(7,838,434)

Unrealized appreciation (depreciation) during the period	22,749,169	11,898,723	7,562,715	14,772,776	162,291,471	228,852,540

Net increase (decrease) in contract owners’ equity from operations	31,105,839	11,922,930	20,971,640	22,457,563	225,594,491	242,225,857

Changes from principal transactions:
Purchase payments	3,617,125	41,600,138	408,108	2,796,918	10,494,182	34,194,986
Transfers between sub-accounts and the company	89,866,147	27,740,601	(971,399)	4,708,918	(49,879,770)	73,063,397
Withdrawals	(3,706,482)	(1,866,808)	(22,749,096)	(29,620,844)	(273,657,587)	(290,440,896)
Annual contract fee	(1,957,020)	(1,133,257)	(1,000,263)	(1,082,401)	(16,662,563)	(17,008,289)

Net increase (decrease) in contract owners’ equity from principal transactions	87,819,770	66,340,674	(24,312,650)	(23,197,409)	(329,705,738)	(200,190,802)

Total increase (decrease) in contract owners’ equity	118,925,609	78,263,604	(3,341,010)	(739,846)	(104,111,247)	42,035,055
Contract owners’ equity at beginning of period	164,900,378	86,636,774	250,095,370	250,835,216	2,843,252,618	2,801,217,563

Contract owners’ equity at end of period	$283,825,987	$164,900,378	$246,754,360	$250,095,370	$2,739,141,371	$2,843,252,618

	2013	2012	2013	2012	2013	2012
Units, beginning of period	12,312,492	7,240,860	13,079,532	14,026,873	162,047,959	172,998,261
Units issued	6,668,219	6,188,690	1,060,539	1,621,014	12,286,570	10,474,768
Units redeemed	(435,490)	(1,117,058)	(2,244,121)	(2,568,355)	(29,096,918)	(21,425,070)

Units, end of period	18,545,221	12,312,492	11,895,950	13,079,532	145,237,611	162,047,959

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate PS Series - Series I	Lifestyle Moderate PS Series - Series II		Mid Cap Index Trust Series I
	2013 (b)	2013	2012	2013	2012
Income:
Dividend distributions received	$1,938	$1,644,303	$771,273	$355,167	$435,641
Expenses:
Mortality and expense risk and administrative charges	(49)	(1,005,515)	(735,545)	(511,776)	(483,239)

Net investment income (loss)	1,889	638,788	35,728	(156,609)	(47,598)

Realized gains (losses) on investments:
Capital gain distributions received	—	1,459,156	4,377	1,763,002	3,056,807
Net realized gain (loss)	—	1,314,480	89,258	2,795,765	746,583

Realized gains (losses)	—	2,773,636	93,635	4,558,767	3,803,390

Unrealized appreciation (depreciation) during the period	(769)	3,404,243	3,923,265	4,636,805	988,713

Net increase (decrease) in contract owners’ equity from operations	1,120	6,816,667	4,052,628	9,038,963	4,744,505

Changes from principal transactions:
Purchase payments	—	814,892	23,726,485	133,736	166,579
Transfers between sub-accounts and the company	89,926	2,104,122	19,037,841	127,745	(2,830,749)
Withdrawals	—	(2,598,889)	(1,346,213)	(3,774,809)	(4,057,487)
Annual contract fee	—	(903,812)	(498,056)	(82,405)	(96,109)

Net increase (decrease) in contract owners’ equity from principal transactions	89,926	(583,687)	40,920,057	(3,595,733)	(6,817,766)

Total increase (decrease) in contract owners’ equity	91,046	6,232,980	44,972,685	5,443,230	(2,073,261)
Contract owners’ equity at beginning of period	—	78,796,436	33,823,751	30,406,342	32,479,603

Contract owners’ equity at end of period	$91,046	$85,029,416	$78,796,436	$35,849,572	$30,406,342

	2013	2013	2012	2013	2012
Units, beginning of period	—	5,876,876	2,737,258	1,288,198	1,598,357
Units issued	7,228	814,256	3,322,987	161,423	75,210
Units redeemed	—	(839,071)	(183,369)	(290,109)	(385,369)

Units, end of period	7,228	5,852,061	5,876,876	1,159,512	1,288,198

(b)	Reflects the period from commencement of operations on December 6, 2013 through December 31, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Cap Index Trust Series II		Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$577,563	$797,973	$57,427	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,086,545)	(1,064,101)	(2,222,561)	(2,155,158)	(1,584,346)	(1,542,436)

Net investment income (loss)	(508,982)	(266,128)	(2,165,134)	(2,155,158)	(1,584,346)	(1,542,436)

Realized gains (losses) on investments:
Capital gain distributions received	3,524,991	6,558,061	2,870,631	—	1,794,546	—
Net realized gain (loss)	3,991,983	2,804,172	7,918,453	431,916	12,419,912	1,544,995

Realized gains (losses)	7,516,974	9,362,233	10,789,084	431,916	14,214,458	1,544,995

Unrealized appreciation (depreciation) during the period	11,291,142	681,786	39,626,030	30,583,064	16,368,968	17,200,642

Net increase (decrease) in contract owners’ equity from operations	18,299,134	9,777,891	48,249,980	28,859,822	28,999,080	17,203,201

Changes from principal transactions:
Purchase payments	232,038	251,616	568,362	1,156,236	325,082	372,836
Transfers between sub-accounts and the company	71,927	(5,042,414)	(9,363,517)	(10,140,097)	326,344	(3,459,874)
Withdrawals	(12,053,885)	(8,796,998)	(17,397,323)	(15,106,810)	(18,854,262)	(11,542,244)
Annual contract fee	(269,891)	(293,331)	(585,803)	(630,165)	(332,510)	(362,418)

Net increase (decrease) in contract owners’ equity from principal transactions	(12,019,811)	(13,881,127)	(26,778,281)	(24,720,836)	(18,535,346)	(14,991,700)

Total increase (decrease) in contract owners’ equity	6,279,323	(4,103,236)	21,471,699	4,138,986	10,463,734	2,211,501
Contract owners’ equity at beginning of period	63,742,371	67,845,607	150,467,399	146,328,413	93,860,350	91,648,849

Contract owners’ equity at end of period	$70,021,694	$63,742,371	$171,939,098	$150,467,399	$104,324,084	$93,860,350

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,956,341	3,634,321	8,616,282	10,034,053	4,243,643	4,954,305
Units issued	375,862	157,510	271,225	502,343	738,075	744,103
Units redeemed	(831,135)	(835,490)	(1,609,459)	(1,920,114)	(1,454,123)	(1,454,765)

Units, end of period	2,501,068	2,956,341	7,278,048	8,616,282	3,527,595	4,243,643

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Value Trust Series I		Mid Value Trust Series II		Money Market Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$650,973	$511,915	$597,034	$458,026	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(957,310)	(923,667)	(1,208,924)	(1,207,087)	(1,596,212)	(2,174,797)

Net investment income (loss)	(306,337)	(411,752)	(611,890)	(749,061)	(1,596,212)	(2,174,797)

Realized gains (losses) on investments:
Capital gain distributions received	4,261,809	4,732,049	4,829,005	5,496,071	6,762	11,104
Net realized gain (loss)	5,969,802	5,777,335	7,917,633	6,386,029	—	—

Realized gains (losses)	10,231,611	10,509,384	12,746,638	11,882,100	6,762	11,104

Unrealized appreciation (depreciation) during the period	6,881,738	250,292	6,683,910	656,404	—	—

Net increase (decrease) in contract owners’ equity from operations	16,807,012	10,347,924	18,818,658	11,789,443	(1,589,450)	(2,163,693)

Changes from principal transactions:
Purchase payments	195,938	295,974	197,549	223,532	2,268,274	4,343,972
Transfers between sub-accounts and the company	(1,798,679)	(5,051,657)	(424,591)	(5,394,708)	(14,888,341)	34,733,695
Withdrawals	(8,127,286)	(7,359,289)	(12,634,138)	(9,573,367)	(28,376,905)	(74,817,729)
Annual contract fee	(195,329)	(214,207)	(260,513)	(281,132)	(382,154)	(574,976)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,925,356)	(12,329,179)	(13,121,693)	(15,025,675)	(41,379,126)	(36,315,038)

Total increase (decrease) in contract owners’ equity	6,881,656	(1,981,255)	5,696,965	(3,236,232)	(42,968,576)	(38,478,731)
Contract owners’ equity at beginning of period	60,563,461	62,544,716	69,528,744	72,764,976	133,630,131	172,108,862

Contract owners’ equity at end of period	$67,445,117	$60,563,461	$75,225,709	$69,528,744	$90,661,555	$133,630,131

	2013	2012	2013	2012	2013	2012
Units, beginning of period	3,149,506	3,837,466	3,713,246	4,560,322	8,933,742	11,390,735
Units issued	135,584	169,487	228,871	418,052	1,589,750	6,372,084
Units redeemed	(576,696)	(857,447)	(826,466)	(1,265,128)	(4,432,734)	(8,829,077)

Units, end of period	2,708,394	3,149,506	3,115,651	3,713,246	6,090,758	8,933,742

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Money Market Trust Series II		Money Market Trust B Series NAV		Mutual Shares Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$—	$—	$1,984	$10,299	$2,907,393	$2,842,058
Expenses:
Mortality and expense risk and administrative charges	(7,926,379)	(10,965,781)	(302,087)	(397,078)	(1,916,235)	(1,797,787)

Net investment income (loss)	(7,926,379)	(10,965,781)	(300,103)	(386,779)	991,158	1,044,271

Realized gains (losses) on investments:
Capital gain distributions received	30,374	53,402	854	1,796	—	—
Net realized gain (loss)	—	—	—	—	17,053,902	5,973,409

Realized gains (losses)	30,374	53,402	854	1,796	17,053,902	5,973,409

Unrealized appreciation (depreciation) during the period	—	—	—	—	33,078,169	17,246,714

Net increase (decrease) in contract owners’ equity from operations	(7,896,005)	(10,912,379)	(299,249)	(384,983)	51,123,229	24,264,394

Changes from principal transactions:
Purchase payments	3,201,206	13,306,588	285,977	110,020	799,843	3,662,138
Transfers between sub-accounts and the company	(66,205,529)	140,319,294	(1,590,851)	6,558,705	(15,846,575)	(747,482)
Withdrawals	(176,118,373)	(347,456,894)	(6,785,418)	(7,651,954)	(18,106,004)	(12,650,584)
Annual contract fee	(3,417,064)	(4,493,419)	(126,127)	(157,590)	(1,363,886)	(1,422,672)

Net increase (decrease) in contract owners’ equity from principal transactions	(242,539,760)	(198,324,431)	(8,216,419)	(1,140,819)	(34,516,622)	(11,158,600)

Total increase (decrease) in contract owners’ equity	(250,435,765)	(209,236,810)	(8,515,668)	(1,525,802)	16,606,607	13,105,794
Contract owners’ equity at beginning of period	653,491,008	862,727,818	24,570,301	26,096,103	202,023,801	188,918,007

Contract owners’ equity at end of period	$403,055,243	$653,491,008	$16,054,633	$24,570,301	$218,630,408	$202,023,801

	2013	2012	2013	2012	2013	2012
Units, beginning of period	53,585,072	69,705,609	2,022,211	2,115,716	15,585,767	16,468,800
Units issued	8,684,730	26,768,405	496,475	994,362	47,646	394,980
Units redeemed	(28,766,330)	(42,888,942)	(1,177,166)	(1,087,867)	(2,370,906)	(1,278,013)

Units, end of period	33,503,472	53,585,072	1,341,520	2,022,211	13,262,507	15,585,767

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Natural Resources Trust Series II		PIMCO All Asset (a)		Real Estate Securities Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$275,148	$570,378	$1,287,967	$1,480,459	$797,129	$806,684
Expenses:
Mortality and expense risk and administrative charges	(1,221,881)	(1,609,970)	(492,475)	(503,938)	(676,215)	(731,157)

Net investment income (loss)	(946,733)	(1,039,592)	795,492	976,521	120,914	75,527

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,097,455	8,736,972	402,721	424,163	3,774,688	2,537,098

Realized gains (losses)	1,097,455	8,736,972	402,721	424,163	3,774,688	2,537,098

Unrealized appreciation (depreciation) during the period	846,419	(9,411,011)	(1,797,398)	2,427,480	(4,268,017)	4,240,502

Net increase (decrease) in contract owners’ equity from operations	997,141	(1,713,631)	(599,185)	3,828,164	(372,415)	6,853,127

Changes from principal transactions:
Purchase payments	326,235	430,780	63,851	82,900	119,351	126,007
Transfers between sub-accounts and the company	(8,985,058)	(12,080,454)	(1,743,119)	4,263,915	(653,402)	(3,047,378)
Withdrawals	(10,410,478)	(10,349,637)	(3,957,718)	(3,884,571)	(5,325,280)	(5,822,607)
Annual contract fee	(255,269)	(362,772)	(74,981)	(91,452)	(98,722)	(118,043)

Net increase (decrease) in contract owners’ equity from principal transactions	(19,324,570)	(22,362,083)	(5,711,967)	370,792	(5,958,053)	(8,862,021)

Total increase (decrease) in contract owners’ equity	(18,327,429)	(24,075,714)	(6,311,152)	4,198,956	(6,330,468)	(2,008,894)
Contract owners’ equity at beginning of period	88,915,438	112,991,152	34,575,224	30,376,268	46,029,825	48,038,719

Contract owners’ equity at end of period	$70,588,009	$88,915,438	$28,264,072	$34,575,224	$39,699,357	$46,029,825

	2013	2012	2013	2012	2013	2012
Units, beginning of period	3,042,087	3,724,461	1,771,901	1,756,050	1,243,284	1,503,572
Units issued	291,646	358,390	262,539	452,150	94,901	123,890
Units redeemed	(989,504)	(1,040,764)	(562,560)	(436,299)	(248,301)	(384,178)

Units, end of period	2,344,229	3,042,087	1,471,880	1,771,901	1,089,884	1,243,284

(a) Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Estate Securities Trust Series II		Real Return Bond Trust Series II		Science & Technology Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$892,609	$990,587	$1,155,477	$1,057,994	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(914,142)	(1,062,667)	(817,890)	(1,071,643)	(1,246,923)	(1,276,774)

Net investment income (loss)	(21,533)	(72,080)	337,587	(13,649)	(1,246,923)	(1,276,774)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	8,065,680	7,233,799	943,245	1,979,505	7,469,773	6,062,059

Realized gains (losses)	8,065,680	7,233,799	943,245	1,979,505	7,469,773	6,062,059

Unrealized appreciation (depreciation) during the period	(8,563,065)	2,247,695	(7,311,014)	2,531,319	23,467,200	2,759,054

Net increase (decrease) in contract owners’ equity from operations	(518,918)	9,409,414	(6,030,182)	4,497,175	29,690,050	7,544,339

Changes from principal transactions:
Purchase payments	304,734	326,884	162,316	426,720	528,823	318,091
Transfers between sub-accounts and the company	(1,513,065)	(1,444,219)	(9,977,505)	(305,119)	(3,601,927)	(5,460,740)
Withdrawals	(10,421,616)	(11,371,066)	(8,459,291)	(9,831,758)	(8,844,788)	(7,855,398)
Annual contract fee	(191,902)	(230,111)	(128,684)	(174,665)	(238,859)	(281,857)

Net increase (decrease) in contract owners’ equity from principal transactions	(11,821,849)	(12,718,512)	(18,403,164)	(9,884,822)	(12,156,751)	(13,279,904)

Total increase (decrease) in contract owners’ equity	(12,340,767)	(3,309,098)	(24,433,346)	(5,387,647)	17,533,299	(5,735,565)
Contract owners’ equity at beginning of period	61,981,578	65,290,676	64,817,731	70,205,378	78,992,428	84,727,993

Contract owners’ equity at end of period	$49,640,811	$61,981,578	$40,384,385	$64,817,731	$96,525,727	$78,992,428

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,118,043	2,548,635	3,373,308	3,908,706	5,715,094	6,739,121
Units issued	314,903	322,494	277,234	733,658	297,805	248,818
Units redeemed	(679,175)	(753,086)	(1,292,490)	(1,269,056)	(1,138,518)	(1,272,845)

Units, end of period	1,753,771	2,118,043	2,358,052	3,373,308	4,874,381	5,715,094

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Science & Technology Trust Series II		Short Term Government Income Trust Series I		Short Term Government Income Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$—	$—	$1,019,062	$953,615	$887,513	$808,604
Expenses:
Mortality and expense risk and administrative charges	(596,360)	(644,388)	(831,683)	(926,406)	(800,099)	(992,136)

Net investment income (loss)	(596,360)	(644,388)	187,379	27,209	87,414	(183,532)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	4,162,128	5,031,057	(392,607)	111,853	(675,981)	140,779

Realized gains (losses)	4,162,128	5,031,057	(392,607)	111,853	(675,981)	140,779

Unrealized appreciation (depreciation) during the period	9,578,158	(999,228)	(1,140,592)	(310,430)	(740,594)	(319,334)

Net increase (decrease) in contract owners’ equity from operations	13,143,926	3,387,441	(1,345,820)	(171,368)	(1,329,161)	(362,087)

Changes from principal transactions:
Purchase payments	163,558	159,699	798,275	106,561	281,979	208,168
Transfers between sub-accounts and the company	1,333,614	(2,763,442)	158,125	(1,566,451)	865,839	(3,758,762)
Withdrawals	(6,544,001)	(5,641,231)	(7,366,240)	(9,646,152)	(11,090,018)	(10,424,915)
Annual contract fee	(131,505)	(155,897)	(123,624)	(114,518)	(150,347)	(194,085)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,178,334)	(8,400,871)	(6,533,464)	(11,220,560)	(10,092,547)	(14,169,594)

Total increase (decrease) in contract owners’ equity	7,965,592	(5,013,430)	(7,879,284)	(11,391,928)	(11,421,708)	(14,531,681)
Contract owners’ equity at beginning of period	35,388,369	40,401,799	55,469,548	66,861,476	53,830,862	68,362,543

Contract owners’ equity at end of period	$43,353,961	$35,388,369	$47,590,264	$55,469,548	$42,409,154	$53,830,862

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,110,735	2,616,253	4,333,120	5,231,293	4,261,971	5,380,775
Units issued	366,254	351,596	1,426,272	481,721	1,554,340	778,910
Units redeemed	(636,366)	(857,114)	(1,951,213)	(1,379,894)	(2,367,108)	(1,897,714)

Units, end of period	1,840,623	2,110,735	3,808,179	4,333,120	3,449,203	4,261,971

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Growth Trust Series I		Small Cap Growth Trust Series II		Small Cap Index Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$—	$—	$—	$—	$213,668	$261,395
Expenses:
Mortality and expense risk and administrative charges	(5,610)	(4,518)	(534,707)	(489,319)	(225,619)	(211,590)

Net investment income (loss)	(5,610)	(4,518)	(534,707)	(489,319)	(11,951)	49,805

Realized gains (losses) on investments:
Capital gain distributions received	28,836	68,046	1,635,341	4,160,303	1,035,565	2,259,498
Net realized gain (loss)	29,073	9,896	1,440,433	1,132,603	410,465	(166,425)

Realized gains (losses)	57,909	77,942	3,075,774	5,292,906	1,446,030	2,093,073

Unrealized appreciation (depreciation) during the period	168,170	(6,868)	9,373,522	(745,507)	3,127,049	(241,469)

Net increase (decrease) in contract owners’ equity from operations	220,469	66,556	11,914,589	4,058,080	4,561,128	1,901,409

Changes from principal transactions:
Purchase payments	—	7,992	276,489	187,364	65,874	59,296
Transfers between sub-accounts and the company	7,821	70,983	5,819,807	(2,217,858)	202,340	(1,329,845)
Withdrawals	(133,439)	(35,852)	(4,263,971)	(3,455,001)	(1,537,002)	(1,696,531)
Annual contract fee	(288)	(634)	(91,050)	(88,408)	(42,666)	(47,972)

Net increase (decrease) in contract owners’ equity from principal transactions	(125,906)	42,489	1,741,275	(5,573,903)	(1,311,454)	(3,015,052)

Total increase (decrease) in contract owners’ equity	94,563	109,045	13,655,864	(1,515,823)	3,249,674	(1,113,643)
Contract owners’ equity at beginning of period	533,969	424,924	28,227,034	29,742,857	13,100,561	14,214,204

Contract owners’ equity at end of period	$628,532	$533,969	$41,882,898	$28,227,034	$16,350,235	$13,100,561

	2013	2012	2013	2012	2013	2012
Units, beginning of period	37,455	34,417	1,509,187	1,815,256	698,432	866,839
Units issued	2,125	6,558	753,999	418,115	67,936	38,464
Units redeemed	(8,691)	(3,520)	(683,183)	(724,184)	(128,654)	(206,871)

Units, end of period	30,889	37,455	1,580,003	1,509,187	637,714	698,432

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$634,114	$926,526	$158,798	$—	$134,101	$—
Expenses:
Mortality and expense risk and administrative charges	(860,457)	(848,224)	(432,590)	(362,964)	(476,640)	(426,921)

Net investment income (loss)	(226,343)	78,302	(273,792)	(362,964)	(342,539)	(426,921)

Realized gains (losses) on investments:
Capital gain distributions received	3,564,356	8,978,404	—	—	—	—
Net realized gain (loss)	(651,178)	(1,567,855)	2,564,946	398,741	3,666,424	982,170

Realized gains (losses)	2,913,178	7,410,549	2,564,946	398,741	3,666,424	982,170

Unrealized appreciation (depreciation) during the period	13,911,704	(473,614)	7,035,458	3,366,208	6,301,156	3,129,755

Net increase (decrease) in contract owners’ equity from operations	16,598,539	7,015,237	9,326,612	3,401,985	9,625,041	3,685,004

Changes from principal transactions:
Purchase payments	250,124	222,084	58,568	51,049	157,944	113,872
Transfers between sub-accounts and the company	(3,453,051)	(2,188,309)	32,027,737	(1,614,502)	18,772,873	(2,453,530)
Withdrawals	(11,048,800)	(5,520,949)	(3,047,029)	(2,342,926)	(4,449,540)	(3,026,040)
Annual contract fee	(235,972)	(259,700)	(68,659)	(68,132)	(106,964)	(104,985)

Net increase (decrease) in contract owners’ equity from principal transactions	(14,487,699)	(7,746,874)	28,970,617	(3,974,511)	14,374,313	(5,470,683)

Total increase (decrease) in contract owners’ equity	2,110,840	(731,637)	38,297,229	(572,526)	23,999,354	(1,785,679)
Contract owners’ equity at beginning of period	51,993,954	52,725,591	23,626,990	24,199,516	25,563,699	27,349,378

Contract owners’ equity at end of period	$54,104,794	$51,993,954	$61,924,219	$23,626,990	$49,563,053	$25,563,699

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,690,876	3,111,625	999,229	1,177,261	1,160,782	1,417,597
Units issued	107,495	132,986	1,108,724	62,408	816,473	106,288
Units redeemed	(742,744)	(553,735)	(217,310)	(240,440)	(369,496)	(363,103)

Units, end of period	2,055,627	2,690,876	1,890,643	999,229	1,607,759	1,160,782

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Value Trust Series I		Small Cap Value Trust Series II		Small Company Value Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$3,465	$4,994	$159,939	$242,015	$969,371	$143,316
Expenses:
Mortality and expense risk and administrative charges	(6,412)	(5,579)	(628,722)	(637,696)	(908,310)	(899,289)

Net investment income (loss)	(2,947)	(585)	(468,783)	(395,681)	61,061	(755,973)

Realized gains (losses) on investments:
Capital gain distributions received	34,246	27,161	2,226,118	1,871,729	—	—
Net realized gain (loss)	54,190	17,567	3,965,780	4,677,032	2,342,635	(1,233,018)

Realized gains (losses)	88,436	44,728	6,191,898	6,548,761	2,342,635	(1,233,018)

Unrealized appreciation (depreciation) during the period	100,144	33,832	5,205,014	(997,329)	13,256,376	10,113,841

Net increase (decrease) in contract owners’ equity from operations	185,633	77,975	10,928,129	5,155,751	15,660,072	8,124,850

Changes from principal transactions:
Purchase payments	—	14,807	80,080	145,057	415,589	186,121
Transfers between sub-accounts and the company	41,983	9,186	2,747,348	(6,521,976)	(2,787,254)	(5,145,520)
Withdrawals	(119,883)	(37,293)	(5,485,401)	(4,749,340)	(7,645,826)	(7,443,858)
Annual contract fee	(342)	(955)	(99,293)	(124,816)	(139,792)	(158,404)

Net increase (decrease) in contract owners’ equity from principal transactions	(78,242)	(14,255)	(2,757,266)	(11,251,075)	(10,157,283)	(12,561,661)

Total increase (decrease) in contract owners’ equity	107,391	63,720	8,170,863	(6,095,324)	5,502,789	(4,436,811)
Contract owners’ equity at beginning of period	604,716	540,996	36,243,496	42,338,820	57,163,760	61,600,571

Contract owners’ equity at end of period	$712,107	$604,716	$44,414,359	$36,243,496	$62,666,549	$57,163,760

	2013	2012	2013	2012	2013	2012
Units, beginning of period	33,930	34,772	1,813,557	2,404,445	2,066,168	2,555,362
Units issued	2,188	1,447	424,809	429,888	89,229	77,695
Units redeemed	(5,897)	(2,289)	(535,507)	(1,020,776)	(410,812)	(566,889)

Units, end of period	30,221	33,930	1,702,859	1,813,557	1,744,585	2,066,168

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Company Value Trust Series II		Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series II
	2013	2012	2013 (d)	2012	2013 (d)	2012
Income:
Dividend distributions received	$986,283	$77,800	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,009,069)	(1,043,807)	(409,117)	(420,015)	(254,149)	(278,311)

Net investment income (loss)	(22,786)	(966,007)	(409,117)	(420,015)	(254,149)	(278,311)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,034,259	2,363,208	1,162,446	1,505,087
Net realized gain (loss)	4,418,132	(1,181,612)	11,332,580	1,562,678	5,728,859	1,328,562

Realized gains (losses)	4,418,132	(1,181,612)	13,366,839	3,925,886	6,891,305	2,833,649

Unrealized appreciation (depreciation) during the period	11,911,590	10,811,767	(4,546,851)	397,762	(2,040,524)	(88,801)

Net increase (decrease) in contract owners’ equity from operations	16,306,936	8,664,148	8,410,871	3,903,633	4,596,632	2,466,537

Changes from principal transactions:
Purchase payments	310,631	258,012	84,298	67,295	64,078	78,872
Transfers between sub-accounts and the company	(3,250,185)	(4,977,310)	(32,516,861)	(2,044,659)	(16,549,380)	(2,650,741)
Withdrawals	(11,662,600)	(8,608,167)	(2,653,553)	(3,299,597)	(3,096,006)	(2,703,116)
Annual contract fee	(204,384)	(229,936)	(78,740)	(84,919)	(63,263)	(76,431)

Net increase (decrease) in contract owners’ equity from principal transactions	(14,806,538)	(13,557,401)	(35,164,856)	(5,361,880)	(19,644,571)	(5,351,416)

Total increase (decrease) in contract owners’ equity	1,500,398	(4,893,253)	(26,753,985)	(1,458,247)	(15,047,939)	(2,884,879)
Contract owners’ equity at beginning of period	61,840,453	66,733,706	26,753,985	28,212,232	15,047,939	17,932,818

Contract owners’ equity at end of period	$63,340,851	$61,840,453	$—	$26,753,985	$—	$15,047,939

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,734,377	3,365,332	1,576,139	1,905,008	896,852	1,220,551
Units issued	162,435	121,962	119,528	77,411	256,304	192,318
Units redeemed	(712,741)	(752,917)	(1,695,667)	(406,280)	(1,153,156)	(516,017)

Units, end of period	2,184,071	2,734,377	—	1,576,139	—	896,852

(d) Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II		Total Bond Market Trust B Series II
	2013	2012	2013	2012	2013	2012 (aa)
Income:
Dividend distributions received	$2,934,425	$3,855,339	$3,061,337	$4,153,739	$2,559,976	$994,862
Expenses:
Mortality and expense risk and administrative charges	(822,598)	(883,248)	(969,265)	(1,058,576)	(1,540,550)	(335,812)

Net investment income (loss)	2,111,827	2,972,091	2,092,072	3,095,163	1,019,426	659,050

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(984,339)	(1,473,576)	(1,424,202)	(1,383,956)	(2,252,902)	(30,908)

Realized gains (losses)	(984,339)	(1,473,576)	(1,424,202)	(1,383,956)	(2,252,902)	(30,908)

Unrealized appreciation (depreciation) during the period	149,596	4,773,640	539,367	4,942,844	(3,393,180)	(1,173,974)

Net increase (decrease) in contract owners’ equity from operations	1,277,084	6,272,155	1,207,237	6,654,051	(4,626,656)	(545,832)

Changes from principal transactions:
Purchase payments	199,039	281,244	157,133	226,713	545,002	53,865
Transfers between sub-accounts and the company	(440,395)	(844,258)	3,095,101	1,242,598	(42,876,955)	142,687,065
Withdrawals	(7,068,535)	(8,336,034)	(11,165,056)	(9,355,405)	(15,522,069)	(3,482,134)
Annual contract fee	(77,978)	(85,573)	(172,216)	(197,534)	(701,645)	(180,953)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,387,869)	(8,984,621)	(8,085,038)	(8,083,628)	(58,555,667)	139,077,843

Total increase (decrease) in contract owners’ equity	(6,110,785)	(2,712,466)	(6,877,801)	(1,429,577)	(63,182,323)	138,532,011
Contract owners’ equity at beginning of period	57,519,415	60,231,881	63,288,014	64,717,591	138,532,011	—

Contract owners’ equity at end of period	$51,408,630	$57,519,415	$56,410,213	$63,288,014	$75,349,688	$138,532,011

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,794,995	3,257,094	3,197,993	3,621,316	11,123,949	—
Units issued	236,392	231,832	476,334	264,999	2,251,174	11,873,864
Units redeemed	(588,094)	(693,931)	(876,332)	(688,322)	(7,056,451)	(749,915)

Units, end of period	2,443,293	2,794,995	2,797,995	3,197,993	6,318,672	11,123,949

(aa) Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Bond Market Trust B Series NAV		Total Return Trust Series I		Total Return Trust Series II
	2013	2012 (aa)	2013	2012	2013	2012
Income:
Dividend distributions received	$4,526,886	$1,226,872	$4,456,454	$3,472,885	$5,489,731	$4,661,362
Expenses:
Mortality and expense risk and administrative charges	(1,170,554)	(191,641)	(2,303,809)	(2,722,919)	(3,326,062)	(4,186,135)

Net investment income (loss)	3,356,332	1,035,231	2,152,645	749,966	2,163,669	475,227

Realized gains (losses) on investments:
Capital gain distributions received	—	—	3,273,733	—	4,325,024	—
Net realized gain (loss)	(342,009)	(8,184)	2,521,445	2,407,825	915,239	2,684,106

Realized gains (losses)	(342,009)	(8,184)	5,795,178	2,407,825	5,240,263	2,684,106

Unrealized appreciation (depreciation) during the period	(7,399,712)	(1,359,855)	(13,534,500)	9,047,374	(15,687,226)	13,559,448

Net increase (decrease) in contract owners’ equity from operations	(4,385,389)	(332,808)	(5,586,677)	12,205,165	(8,283,294)	16,718,781

Changes from principal transactions:
Purchase payments	468,283	49,724	486,647	546,695	950,876	1,251,538
Transfers between sub-accounts and the company	15,431,292	134,388,044	(13,740,033)	42,015	(32,526,459)	14,979,342
Withdrawals	(8,854,029)	(1,394,187)	(19,421,747)	(28,331,865)	(35,278,018)	(44,542,749)
Annual contract fee	(1,159,002)	(186,579)	(339,310)	(402,315)	(536,881)	(670,753)

Net increase (decrease) in contract owners’ equity from principal transactions	5,886,544	132,857,002	(33,014,443)	(28,145,470)	(67,390,482)	(28,982,622)

Total increase (decrease) in contract owners’ equity	1,501,155	132,524,194	(38,601,120)	(15,940,305)	(75,673,776)	(12,263,841)
Contract owners’ equity at beginning of period	132,524,194	—	173,280,975	189,221,280	249,310,832	261,574,673

Contract owners’ equity at end of period	$134,025,349	$132,524,194	$134,679,855	$173,280,975	$173,637,056	$249,310,832

	2013	2012	2013	2012	2013	2012
Units, beginning of period	10,628,736	—	7,523,775	8,767,112	12,616,855	14,095,275
Units issued	1,444,927	10,743,403	443,797	869,676	1,237,356	2,464,248
Units redeemed	(956,987)	(114,667)	(1,902,086)	(2,113,013)	(4,641,426)	(3,942,668)

Units, end of period	11,116,676	10,628,736	6,065,486	7,523,775	9,212,785	12,616,855

(aa) Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$187,138	$177,240	$415,376	$442,745	$135,325	$57,852
Expenses:
Mortality and expense risk and administrative charges	(204,105)	(180,865)	(562,739)	(545,561)	(68,907)	(29,693)

Net investment income (loss)	(16,967)	(3,625)	(147,363)	(102,816)	66,418	28,159

Realized gains (losses) on investments:
Capital gain distributions received	182,630	30,169	471,306	86,856	—	—
Net realized gain (loss)	636,988	130,328	1,090,724	(188,392)	(95,113)	(22,161)

Realized gains (losses)	819,618	160,497	1,562,030	(101,536)	(95,113)	(22,161)

Unrealized appreciation (depreciation) during the period	2,803,651	1,328,906	8,083,768	4,509,815	(34,476)	(20,719)

Net increase (decrease) in contract owners’ equity from operations	3,606,302	1,485,778	9,498,435	4,305,463	(63,171)	(14,721)

Changes from principal transactions:
Purchase payments	62,815	28,600	207,230	276,476	7,150	140,181
Transfers between sub-accounts and the company	276,658	249,156	(60,067)	(1,113,840)	12,143,074	4,560,973
Withdrawals	(884,962)	(1,089,539)	(6,105,073)	(3,200,714)	(9,394,628)	(555,851)
Annual contract fee	(25,126)	(26,995)	(161,719)	(174,059)	(98,417)	(36,280)

Net increase (decrease) in contract owners’ equity from principal transactions	(570,615)	(838,778)	(6,119,629)	(4,212,137)	2,657,179	4,109,023

Total increase (decrease) in contract owners’ equity	3,035,687	647,000	3,378,806	93,326	2,594,008	4,094,302
Contract owners’ equity at beginning of period	11,817,298	11,170,298	33,349,298	33,255,972	7,254,641	3,160,339

Contract owners’ equity at end of period	$14,852,985	$11,817,298	$36,728,104	$33,349,298	$9,848,649	$7,254,641

	2013	2012	2013	2012	2013	2012
Units, beginning of period	874,569	939,942	1,905,301	2,152,454	588,128	255,222
Units issued	108,966	60,713	121,854	62,108	1,807,106	494,727
Units redeemed	(148,720)	(126,086)	(423,246)	(309,261)	(1,589,707)	(161,821)

Units, end of period	834,815	874,569	1,603,909	1,905,301	805,527	588,128

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Ultra Short Term Bond Trust Series II		US Equity Trust Series I		US Equity Trust Series II
	2013	2012	2013	2012 (bb)	2013	2012 (bb)
Income:
Dividend distributions received	$1,877,507	$1,159,050	$1,757,069	$1,498,013	$108,659	$96,964
Expenses:
Mortality and expense risk and administrative charges	(2,411,628)	(1,749,842)	(1,573,159)	(1,040,352)	(124,104)	(87,578)

Net investment income (loss)	(534,121)	(590,792)	183,910	457,661	(15,445)	9,386

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(2,119,670)	(1,022,208)	2,512,664	96,674	384,750	13,226

Realized gains (losses)	(2,119,670)	(1,022,208)	2,512,664	96,674	384,750	13,226

Unrealized appreciation (depreciation) during the period	(129,325)	295,756	22,889,673	1,308,033	1,400,179	91,487

Net increase (decrease) in contract owners’ equity from operations	(2,783,116)	(1,317,244)	25,586,247	1,862,368	1,769,484	114,099

Changes from principal transactions:
Purchase payments	4,101,070	9,075,759	404,258	191,088	80,749	12,035
Transfers between sub-accounts and the company	222,885,690	18,290,734	(3,157,367)	108,375,357	155,603	8,083,681
Withdrawals	(155,522,047)	(30,462,502)	(12,650,561)	(7,148,345)	(1,424,177)	(864,663)
Annual contract fee	(1,039,266)	(754,182)	(165,203)	(152,947)	(44,324)	(42,813)

Net increase (decrease) in contract owners’ equity from principal transactions	70,425,447	(3,850,191)	(15,568,873)	101,265,153	(1,232,149)	7,188,240

Total increase (decrease) in contract owners’ equity	67,642,331	(5,167,435)	10,017,374	103,127,521	537,335	7,302,339
Contract owners’ equity at beginning of period	120,202,685	125,370,120	103,127,521	—	7,302,339	—

Contract owners’ equity at end of period	$187,845,016	$120,202,685	$113,144,895	$103,127,521	$7,839,674	$7,302,339

	2013	2012	2013	2012	2013	2012
Units, beginning of period	9,950,154	10,257,684	8,093,528	—	575,607	—
Units issued	27,446,773	7,149,388	62,388	8,895,625	84,534	708,313
Units redeemed	(21,569,499)	(7,456,918)	(1,133,629)	(802,097)	(169,912)	(132,706)

Units, end of period	15,827,428	9,950,154	7,022,287	8,093,528	490,229	575,607

(bb) Reflects the period from commencement of opeartions on April 27, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Utilities Trust Series I		Utilities Trust Series II		Value Opportunities (a)
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$388,887	$694,784	$362,608	$752,209	$14,998	$11,112
Expenses:
Mortality and expense risk and administrative charges	(305,466)	(300,129)	(342,756)	(371,169)	(60,486)	(56,928)

Net investment income (loss)	83,421	394,655	19,852	381,040	(45,488)	(45,816)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,625,460	483,088	2,626,757	(126,597)	12,613	(111,278)

Realized gains (losses)	1,625,460	483,088	2,626,757	(126,597)	12,613	(111,278)

Unrealized appreciation (depreciation) during the period	1,709,242	1,328,639	960,319	2,236,751	1,388,131	572,253

Net increase (decrease) in contract owners’ equity from operations	3,418,123	2,206,382	3,606,928	2,491,194	1,355,256	415,159

Changes from principal transactions:
Purchase payments	60,304	50,504	154,352	80,469	3,180	19,473
Transfers between sub-accounts and the company	(219,334)	(1,480,981)	(424,855)	(3,056,440)	(220,390)	(122,743)
Withdrawals	(2,750,712)	(2,134,672)	(3,838,709)	(4,073,665)	(367,662)	(362,642)
Annual contract fee	(52,424)	(55,394)	(68,493)	(80,695)	(14,155)	(14,594)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,962,166)	(3,620,543)	(4,177,705)	(7,130,331)	(599,027)	(480,506)

Total increase (decrease) in contract owners’ equity	455,957	(1,414,161)	(570,777)	(4,639,137)	756,229	(65,347)
Contract owners’ equity at beginning of period	19,069,897	20,484,058	20,613,404	25,252,541	3,630,972	3,696,319

Contract owners’ equity at end of period	$19,525,854	$19,069,897	$20,042,627	$20,613,404	$4,387,201	$3,630,972

	2013	2012	2013	2012	2013	2012
Units, beginning of period	820,410	987,339	599,810	819,333	98,879	111,299
Units issued	101,608	96,535	82,226	72,863	44	865
Units redeemed	(215,869)	(263,464)	(187,878)	(292,386)	(15,072)	(13,285)

Units, end of period	706,149	820,410	494,158	599,810	83,851	98,879

(a) Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Value Trust Series I		Value Trust Series II
	2013	2012	2013	2012
Income:
Dividend distributions received	$759,038	$725,110	$184,622	$170,987
Expenses:
Mortality and expense risk and administrative charges	(1,257,585)	(1,182,101)	(465,285)	(436,368)

Net investment income (loss)	(498,547)	(456,991)	(280,663)	(265,381)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—
Net realized gain (loss)	7,973,573	1,472,412	3,810,444	2,260,527

Realized gains (losses)	7,973,573	1,472,412	3,810,444	2,260,527

Unrealized appreciation (depreciation) during the period	20,367,620	12,435,098	4,854,029	1,894,895

Net increase (decrease) in contract owners’ equity from operations	27,842,646	13,450,519	8,383,810	3,890,041

Changes from principal transactions:
Purchase payments	347,674	665,542	63,170	68,406
Transfers between sub-accounts and the company	(5,573,984)	(4,770,760)	841,333	200,785
Withdrawals	(10,907,768)	(9,287,787)	(4,001,898)	(3,778,449)
Annual contract fee	(297,334)	(325,229)	(87,647)	(84,281)

Net increase (decrease) in contract owners’ equity from principal transactions	(16,431,412)	(13,718,234)	(3,185,042)	(3,593,539)

Total increase (decrease) in contract owners’ equity	11,411,234	(267,715)	5,198,768	296,502
Contract owners’ equity at beginning of period	88,495,829	88,763,544	26,654,148	26,357,646

Contract owners’ equity at end of period	$99,907,063	$88,495,829	$31,852,916	$26,654,148

	2013	2012	2013	2012
Units, beginning of period	3,840,703	4,432,785	1,216,022	1,383,853
Units issued	155,689	136,654	233,180	176,794
Units redeemed	(805,888)	(728,736)	(349,890)	(344,625)

Units, end of period	3,190,504	3,840,703	1,099,312	1,216,022

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements

December 31, 2013

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 128 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Variable Insurance Trust (the “Trust”), and 5 sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products: Venture, Vantage, Vision, Venture III, Venture IV, Venture VII, Venture Opportunities, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2013 are as follows:

Sub-accounts Closed	2013
All Cap Value Trust Series I	12/6/2013
All Cap Value Trust Series II	12/6/2013
American Global Small Capitalization Trust Series II	4/29/2013
American Global Small Capitalization Trust Series III	4/29/2013
American High-Income Bond Trust Series II	4/29/2013
American High-Income Bond Trust Series III	4/29/2013
Core Allocation Plus Trust Series I	12/6/2013
Core Allocation Plus Trust Series II	12/6/2013
Core Fundamental Holdings Trust Series II	12/6/2013
Core Fundamental Holdings Trust Series III	12/6/2013
Core Global Diversification Trust Series I	12/6/2013
Core Global Diversification Trust Series II	12/6/2013
Core Global Diversification Trust Series III	12/6/2013
Disciplined Diversification Trust Series II	12/6/2013
Fundamental Holdings Trust Series II	12/6/2013
Fundamental Holdings Trust Series III	12/6/2013
Global Diversification Trust Series II	12/6/2013
Smaller Company Growth Trust Series I	12/6/2013
Smaller Company Growth Trust Series II	12/6/2013

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

1.	Organization (continued):

Sub-accounts Opened	2013
Core Strategy Trust Series I	4/29/2013
Fundamental Large Cap Value Trust Series I	12/6/2013
Lifestyle Aggressive PS Series - Series II	12/6/2013
Lifestyle Balanced PS Series - Series I	12/6/2013
Lifestyle Growth PS Series - Series I	12/6/2013
Lifestyle Moderate PS Series - Series I	12/6/2013

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Non-affiliated Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2013.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2013, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust and the Non-affiliated Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2013.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

5.	Fair Value Measurements (continued):

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2013.

Mutual Funds
Level 1	$46,810,365,054
Level 2	—
Level 3	—

$46,810,365,054

As of December 31, 2013, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2013.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2013 were as follows:

	Purchases	Sales
Sub-account
500 Index Trust B Series I	$10,231,305	$10,962,942
500 Index Trust B Series II	6,124,924	12,266,070
500 Index Trust B Series NAV	8,542,403	44,252,201
Active Bond Trust Series I	4,192,079	9,838,348
Active Bond Trust Series II	43,543,410	52,274,807
All Cap Core Trust Series I	2,996,139	10,109,878
All Cap Core Trust Series II	2,214,871	3,923,356
All Cap Value Trust Series I	15,257,714	29,831,638
All Cap Value Trust Series II	14,715,136	30,286,671
American Asset Allocation Trust Series I	5,047,141	22,480,070
American Asset Allocation Trust Series II	22,166,586	158,581,818
American Asset Allocation Trust Series III	2,675,177	18,602,117
American Global Growth Trust Series II	58,060,171	43,010,151
American Global Growth Trust Series III	35,657,629	6,927,742
American Global Small Capitalization Trust Series II	974,822	56,345,306
American Global Small Capitalization Trust Series III	112,542	37,326,975
American Growth Trust Series II	7,872,719	196,319,213
American Growth Trust Series III	1,721,998	19,729,268
American Growth-Income Trust Series I	4,841,032	27,098,631
American Growth-Income Trust Series II	10,629,012	193,706,899
American Growth-Income Trust Series III	4,006,575	59,077,501
American High-Income Bond Trust Series II	2,486,361	54,432,693
American High-Income Bond Trust Series III	2,302,898	45,035,637
American International Trust Series II	12,218,223	108,216,816
American International Trust Series III	2,049,615	7,410,362
American New World Trust Series II	7,689,052	16,690,283
American New World Trust Series III	139,455	783,649
Basic Value Focus (a)	87,757	1,442,375
Blue Chip Growth Trust Series I	11,206,789	45,476,952
Blue Chip Growth Trust Series II	18,811,421	34,023,276
Bond PS Series - Series II	2,239,727	2,279,125
Bond Trust Series I	44,383,328	27,042,701
Bond Trust Series II	102,676,884	81,960,066
Capital Appreciation Trust Series I	3,973,967	29,976,529
Capital Appreciation Trust Series II	7,949,693	22,024,500
Capital Appreciation Value Trust Series II	30,109,160	38,569,512
Core Allocation Plus Trust Series I	7,307,865	23,014,477
Core Allocation Plus Trust Series II	49,019,466	163,145,742
Core Bond Trust Series II	1,636,183	4,206,722
Core Fundamental Holdings Trust Series II	128,579,180	390,539,320
Core Fundamental Holdings Trust Series III	7,571,139	30,562,711
Core Global Diversification Trust Series I	19,468	176,461
Core Global Diversification Trust Series II	86,593,239	377,517,394
Core Global Diversification Trust Series III	6,918,355	24,933,105
Core Strategy Trust Series I	138,714,540	733,054
Core Strategy Trust Series II	2,935,798,726	106,797,041

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-account
Core Strategy Trust Series NAV	$1,660,658	$866,382
Disciplined Diversification Trust Series II	97,053,428	233,028,963
DWS Equity 500 Index (a)	1,539,511	3,514,350
Equity-Income Trust Series I	11,549,766	43,845,690
Equity-Income Trust Series II	16,829,427	36,928,101
Financial Services Trust Series I	2,811,465	4,057,154
Financial Services Trust Series II	4,848,411	6,474,023
Founding Allocation Trust Series I	1,437,357	5,468,539
Founding Allocation Trust Series II	26,310,826	141,671,609
Fundamental All Cap Core Trust Series II	3,877,968	20,272,901
Fundamental Holdings Trust Series II	315,215,666	1,049,227,797
Fundamental Holdings Trust Series III	22,328,390	71,086,754
Fundamental Large Cap Value Trust Series I	25,393,769	1,238,192
Fundamental Large Cap Value Trust Series II	25,921,772	8,348,652
Fundamental Value Trust Series I	4,828,938	48,612,129
Fundamental Value Trust Series II	6,963,680	66,016,181
Global Allocation (a)	40,857	26,972
Global Bond Trust Series I	3,363,742	13,035,256
Global Bond Trust Series II	17,936,303	34,391,993
Global Diversification Trust Series II	175,035,110	804,473,725
Global Trust Series I	4,857,035	25,339,289
Global Trust Series II	4,520,729	8,573,929
Health Sciences Trust Series I	14,237,365	14,356,231
Health Sciences Trust Series II	19,740,569	21,278,030
High Yield Trust Series I	72,944,480	26,369,138
High Yield Trust Series II	92,181,209	61,316,467
International Core Trust Series I	2,813,687	5,608,964
International Core Trust Series II	4,191,334	5,877,006
International Equity Index Trust B Series I	2,424,898	5,150,442
International Equity Index Trust B Series II	4,483,626	8,841,100
International Equity Index Trust B Series NAV	1,425,815	4,317,191
International Growth Stock Trust Series II	2,377,528	5,458,812
International Small Company Trust Series I	2,177,173	6,032,075
International Small Company Trust Series II	4,369,163	6,484,732
International Value Trust Series I	5,067,232	16,786,147
International Value Trust Series II	9,297,341	24,197,392
Investment Quality Bond Trust Series I	32,355,651	29,739,403
Investment Quality Bond Trust Series II	18,421,798	28,625,936
Lifestyle Aggressive Trust Series I	14,175,849	13,976,261
Lifestyle Aggressive Trust Series II	11,009,392	32,906,627
Lifestyle Aggressive PS Series - Series II	23,493	8
Lifestyle Balanced Trust Series I	51,022,758	104,411,654
Lifestyle Balanced Trust Series II	341,221,324	1,214,164,325
Lifestyle Balanced Trust Series NAV	6,741	948
Lifestyle Balanced PS Series - Series I	146,980	3,064
Lifestyle Balanced PS Series - Series II	40,152,231	12,690,132
Lifestyle Conservative Trust Series I	29,221,989	76,088,922

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-account
Lifestyle Conservative Trust Series II	$209,786,225	$729,518,876
Lifestyle Conservative PS Series - Series II	6,501,390	15,505,142
Lifestyle Growth Trust Series I	52,860,029	85,568,965
Lifestyle Growth Trust Series II	506,027,420	1,263,909,914
Lifestyle Growth Trust Series NAV	16,178	7,535
Lifestyle Growth PS Series - Series I	2,416,404	1,091
Lifestyle Growth PS Series - Series II	102,246,802	7,427,578
Lifestyle Moderate Trust Series I	28,193,173	48,505,995
Lifestyle Moderate Trust Series II	205,608,209	503,704,762
Lifestyle Moderate PS Series - Series I	91,864	49
Lifestyle Moderate PS Series - Series II	13,618,461	12,104,204
Mid Cap Index Trust Series I	6,448,587	8,437,927
Mid Cap Index Trust Series II	12,047,380	21,051,182
Mid Cap Stock Trust Series I	8,738,600	34,811,384
Mid Cap Stock Trust Series II	18,241,621	36,566,768
Mid Value Trust Series I	7,670,636	13,640,520
Mid Value Trust Series II	9,932,685	18,837,264
Money Market Trust Series I	22,493,500	65,462,077
Money Market Trust Series II	89,640,319	340,076,084
Money Market Trust B Series NAV	6,005,706	14,521,375
Mutual Shares Trust Series I	3,541,594	37,067,057
Natural Resources Trust Series II	6,731,737	27,003,040
PIMCO All Asset (a)	6,320,583	11,237,057
Real Estate Securities Trust Series I	4,305,544	10,142,683
Real Estate Securities Trust Series II	7,762,447	19,605,829
Real Return Bond Trust Series II	6,058,612	24,124,189
Science & Technology Trust Series I	4,986,878	18,390,553
Science & Technology Trust Series II	6,761,864	12,536,558
Short Term Government Income Trust Series I	18,890,483	25,236,568
Short Term Government Income Trust Series II	18,529,221	28,534,354
Small Cap Growth Trust Series I	64,931	167,610
Small Cap Growth Trust Series II	17,907,296	15,065,384
Small Cap Index Trust Series I	2,743,100	3,030,940
Small Cap Index Trust Series II	6,542,272	17,691,958
Small Cap Opportunities Trust Series I	35,146,734	6,449,908
Small Cap Opportunities Trust Series II	23,280,598	9,248,825
Small Cap Value Trust Series I	82,055	128,998
Small Cap Value Trust Series II	11,486,322	12,486,253
Small Company Value Trust Series I	3,673,252	13,769,473
Small Company Value Trust Series II	3,256,409	18,085,733
Smaller Company Growth Trust Series I	4,349,747	37,889,458
Smaller Company Growth Trust Series II	6,096,635	24,832,909
Strategic Income Opportunities Trust Series I	7,764,119	13,040,162
Strategic Income Opportunities Trust Series II	11,946,638	17,939,603
Total Bond Market Trust B Series II	27,891,184	85,427,424
Total Bond Market Trust B Series NAV	21,975,420	12,732,543
Total Return Trust Series I	17,507,035	45,095,099

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-account
Total Return Trust Series II	$28,377,917	$89,279,706
Total Stock Market Index Trust Series I	2,075,998	2,480,949
Total Stock Market Index Trust Series II	3,283,411	9,079,098
Ultra Short Term Bond Trust Series I	22,281,174	19,557,578
Ultra Short Term Bond Trust Series II	318,125,991	248,234,663
US Equity Trust Series I	2,610,813	17,995,775
US Equity Trust Series II	1,350,912	2,598,506
Utilities Trust Series I	2,944,416	5,823,162
Utilities Trust Series II	3,296,593	7,454,446
Value Opportunities (a)	18,013	662,530
Value Trust Series I	5,915,448	22,845,407
Value Trust Series II	5,479,527	8,945,232

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
500 Index Trust B Series I	2013	3,220	$16.63 to $16.35	$52,973	1.90% to 0.45%	1.81%	31.43% to 29.54%
	2012	3,285	12.65 to 12.62	41,546	1.90 to 0.45	3.62	1.22 to 0.98
500 Index Trust B Series II	2013	2,575	16.59 to 16.28	42,129	2.05 to 0.45	1.53	31.10 to 29.02
	2012	3,010	12.65 to 12.62	38,016	2.05 to 0.45	2.63	1.22 to 0.96
500 Index Trust B Series NAV	2013	15,238	16.57 to 15.31	250,125	2.05 to 0.80	1.77	29.35 to 25.36
	2012	17,844	12.65 to 11.83	223,963	2.05 to 0.80	2.09	13.44 to 1.20
	2011	4,147	10.75 to 10.43	44,281	2.05 to 1.40	0.02	0.45 to (0.20)
	2010	4,740	10.71 to 10.45	50,459	2.05 to 1.40	1.71	13.26 to 12.53
	2009	5,401	9.45 to 9.29	50,844	2.05 to 1.40	2.22	24.59 to 23.79
Active Bond Trust Series I	2013	2,205	19.63 to 17.31	39,729	1.90 to 0.45	5.46	(0.21) to (1.64)
	2012	2,611	19.67 to 17.59	47,609	1.90 to 0.45	3.93	9.21 to 7.63
	2011	3,128	18.01 to 16.35	52,724	1.90 to 0.45	5.04	5.33 to 3.82
	2010	3,775	17.10 to 15.75	61,016	1.90 to 0.45	7.10	13.34 to 11.71
	2009	4,629	15.08 to 14.09	66,650	1.90 to 0.45	7.05	24.24 to 22.46
Active Bond Trust Series II	2013	12,635	19.30 to 16.80	220,187	2.05 to 0.45	5.40	(0.40) to (1.98)
	2012	13,607	19.38 to 17.14	240,885	2.05 to 0.45	3.76	8.98 to 7.25
	2011	15,698	17.78 to 15.98	258,088	2.05 to 0.45	4.62	5.22 to 3.56
	2010	19,948	16.90 to 15.43	315,368	2.05 to 0.45	6.91	13.20 to 11.40
	2009	22,493	14.93 to 13.85	317,842	2.05 to 0.45	7.15	23.82 to 21.86
All Cap Core Trust Series I	2013	1,966	20.14 to 18.87	46,248	1.90 to 0.45	1.23	33.72 to 31.80
	2012	2,321	15.06 to 14.32	40,948	1.90 to 0.45	1.10	16.04 to 14.36
	2011	2,644	12.98 to 12.52	40,581	1.90 to 0.45	0.96	(0.04) to (1.48)
	2010	3,183	12.99 to 12.70	49,057	1.90 to 0.45	1.02	12.53 to 10.91
	2009	3,691	11.54 to 11.46	51,277	1.90 to 0.45	1.57	27.89 to 26.05
All Cap Core Trust Series II	2013	311	26.74 to 25.04	7,210	2.05 to 0.45	1.00	33.44 to 31.33
	2012	390	20.04 to 19.06	6,861	2.05 to 0.45	0.91	15.85 to 14.00
	2011	434	17.30 to 16.72	6,662	2.05 to 0.45	0.79	(0.31) to (1.89)
	2010	501	17.35 to 17.04	7,783	2.05 to 0.45	0.79	12.31 to 10.53
	2009	591	15.45 to 15.42	8,270	2.05 to 0.45	1.38	27.68 to 25.66
All Cap Value Trust Series I	2013	0	26.65 to 22.36	0	1.90 to 0.45	1.28	30.23 to 28.49
	2012	1,128	20.46 to 17.40	19,950	1.90 to 0.45	0.78	10.45 to 8.85
	2011	1,367	18.53 to 15.99	22,185	1.90 to 0.45	0.32	(4.63) to (6.00)
	2010	1,571	19.43 to 17.01	27,159	1.90 to 0.45	0.36	17.82 to 16.13
	2009	1,910	16.49 to 14.65	28,466	1.90 to 0.45	0.52	26.04 to 24.23
All Cap Value Trust Series II	2013	0	28.12 to 27.24	0	2.05 to 0.45	1.07	30.04 to 28.12
	2012	1,114	21.62 to 21.26	20,988	2.05 to 0.45	0.58	10.13 to 8.37
	2011	1,400	19.63 to 19.62	24,273	2.05 to 0.45	0.14	(4.84) to (6.34)
	2010	1,558	20.95 to 20.63	28,706	2.05 to 0.45	0.15	17.60 to 15.74
	2009	1,787	18.10 to 17.54	28,321	2.05 to 0.45	0.31	25.84 to 23.84
American Asset Allocation Trust Series I	2013	8,752	17.15 to 15.57	140,673	1.90 to 0.45	1.04	22.74 to 20.98
	2012	9,905	13.97 to 12.87	130,969	1.90 to 0.45	1.49	15.24 to 13.57
	2011	11,512	12.12 to 11.33	133,210	1.90 to 0.45	1.39	0.46 to (0.98)
	2010	13,637	12.07 to 11.44	158,613	1.90 to 0.45	1.53	11.55 to 9.95
	2009	15,781	10.82 to 10.41	166,221	1.90 to 0.45	1.86	20.87 to 19.71
American Asset Allocation Trust Series II	2013	83,070	17.03 to 15.30	1,320,706	2.05 to 0.45	0.91	22.58 to 20.63
	2012	91,998	13.89 to 12.68	1,205,239	2.05 to 0.45	1.39	14.97 to 13.14
	2011	102,406	12.08 to 11.21	1,178,706	2.05 to 0.45	1.29	0.40 to (1.19)
	2010	113,271	12.03 to 11.35	1,311,937	2.05 to 0.45	1.44	11.40 to 9.63
	2009	121,062	10.80 to 10.35	1,272,060	2.05 to 0.45	2.01	22.72 to 20.77
American Asset Allocation Trust Series III	2013	9,650	18.01 to 17.23	172,982	1.55 to 0.80	1.38	21.89 to 18.85
	2012	10,675	14.67 to 14.14	155,962	1.55 to 0.80	1.89	15.23 to 14.36
	2011	11,486	12.73 to 12.36	145,763	1.55 to 0.80	1.82	0.47 to (0.28)
	2010	12,112	12.67 to 12.40	153,108	1.55 to 0.80	1.96	11.64 to 10.81
	2009	12,626	11.35 to 11.19	143,081	1.55 to 0.80	3.11	22.83 to 21.91

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American Global Growth Trust Series II	2013	13,049	$17.73 to $15.94	$215,498	2.05% to 0.45%	0.78%	27.85% to 25.82%
	2012	11,741	13.87 to 12.67	153,231	2.05 to 0.45	0.33	21.45 to 19.51
	2011	13,481	11.42 to 10.60	146,410	2.05 to 0.45	0.73	(9.81) to (11.24)
	2010	15,211	12.66 to 11.94	185,112	2.05 to 0.45	0.92	10.68 to 8.92
	2009	16,435	11.44 to 10.96	182,646	2.05 to 0.45	0.88	40.78 to 38.55
American Global Growth Trust Series III	2013	2,179	18.40 to 17.60	39,832	1.55 to 0.80	1.59	27.13 to 25.28
	2012	280	14.36 to 13.84	3,989	1.55 to 0.80	0.80	21.51 to 20.59
	2011	293	11.82 to 11.48	3,433	1.55 to 0.80	1.35	(9.64) to (10.32)
	2010	254	13.08 to 12.80	3,306	1.55 to 0.80	1.59	10.91 to 10.08
	2009	197	11.80 to 11.63	2,315	1.55 to 0.80	2.27	41.09 to 40.03
American Global Small Capitalization Trust Series II	2013	0	12.49 to 11.35	0	2.05 to 0.45	0.50	10.22 to 9.66
	2012	4,714	11.33 to 10.35	50,288	2.05 to 0.45	0.70	16.96 to 15.09
	2011	5,415	9.69 to 8.99	49,914	2.05 to 0.45	0.68	(19.99) to (21.26)
	2010	6,333	12.11 to 11.42	73,719	2.05 to 0.45	1.12	21.30 to 19.38
	2009	7,183	9.98 to 9.56	69,662	2.05 to 0.45	0.00	59.72 to 57.18
American Global Small Capitalization Trust Series III	2013	0	12.99 to 12.49	0	1.55 to 0.80	0.98	9.95 to 4.25
	2012	2,882	11.79 to 11.36	33,819	1.55 to 0.80	1.19	17.23 to 16.35
	2011	3,240	10.06 to 9.77	32,466	1.55 to 0.80	1.34	(19.88) to (20.48)
	2010	2,737	12.55 to 12.28	34,259	1.55 to 0.80	1.57	21.52 to 20.62
	2009	2,977	10.33 to 10.18	30,698	1.55 to 0.80	0.05	59.88 to 58.68
American Growth Trust Series II	2013	32,226	30.71 to 25.89	799,945	2.05 to 0.45	0.37	28.90 to 26.85
	2012	40,001	23.82 to 20.41	785,486	2.05 to 0.45	0.25	16.70 to 14.84
	2011	47,556	20.41 to 17.77	813,415	2.05 to 0.45	0.08	(5.22) to (6.72)
	2010	54,531	21.54 to 19.05	1,000,428	2.05 to 0.45	0.19	17.61 to 15.74
	2009	64,066	18.31 to 16.46	1,013,458	2.05 to 0.45	0.08	38.05 to 35.86
American Growth Trust Series III	2013	6,694	17.43 to 16.68	116,006	1.55 to 0.80	0.84	28.07 to 25.57
	2012	7,849	13.51 to 13.02	105,547	1.55 to 0.80	0.74	16.94 to 16.06
	2011	8,503	11.55 to 11.22	97,874	1.55 to 0.80	0.64	(5.06) to (5.76)
	2010	7,318	12.17 to 11.91	88,815	1.55 to 0.80	0.77	17.74 to 16.86
	2009	5,975	10.34 to 10.19	61,649	1.55 to 0.80	0.90	38.21 to 37.18
American Growth-Income Trust Series I	2013	5,907	28.08 to 24.05	148,730	1.90 to 0.45	0.96	32.42 to 30.51
	2012	6,896	21.20 to 18.43	132,453	1.90 to 0.45	1.34	16.63 to 14.94
	2011	7,269	18.18 to 16.03	120,909	1.90 to 0.45	1.07	(2.53) to (3.93)
	2010	9,001	18.65 to 16.69	155,150	1.90 to 0.45	1.06	10.56 to 8.97
	2009	10,752	16.87 to 15.32	169,407	1.90 to 0.45	1.10	27.18 to 25.96
American Growth-Income Trust Series II	2013	31,322	27.87 to 23.50	718,673	2.05 to 0.45	0.79	32.24 to 30.14
	2012	39,801	21.08 to 18.06	703,311	2.05 to 0.45	1.13	16.42 to 14.56
	2011	43,877	18.11 to 15.76	673,246	2.05 to 0.45	1.00	(2.68) to (4.23)
	2010	50,328	18.60 to 16.46	804,949	2.05 to 0.45	0.96	10.34 to 8.59
	2009	55,869	16.86 to 15.16	820,869	2.05 to 0.45	1.06	30.08 to 28.01
American Growth-Income Trust Series III	2013	15,357	18.04 to 17.26	275,374	1.55 to 0.80	1.26	31.45 to 27.90
	2012	18,879	13.62 to 13.13	255,913	1.55 to 0.80	3.75	16.57 to 15.69
	2011	6,505	11.68 to 11.35	75,720	1.55 to 0.80	1.56	(2.53) to (3.26)
	2010	6,613	11.99 to 11.73	79,060	1.55 to 0.80	1.52	10.55 to 9.72
	2009	6,436	10.84 to 10.69	69,674	1.55 to 0.80	2.16	30.22 to 29.24
American High-Income Bond Trust Series II	2013	0	16.60 to 15.09	0	2.05 to 0.45	0.09	2.72 to 2.20
	2012	3,402	16.16 to 14.76	51,691	2.05 to 0.45	6.33	12.47 to 10.68
	2011	3,542	14.37 to 13.34	48,383	2.05 to 0.45	6.56	0.87 to (0.73)
	2010	4,170	14.25 to 13.43	57,073	2.05 to 0.45	7.13	14.01 to 12.20
	2009	4,418	12.50 to 11.97	53,605	2.05 to 0.45	6.75	37.80 to 35.61
American High-Income Bond Trust Series III	2013	0	17.95 to 17.26	0	1.55 to 0.80	0.59	2.55 to 1.33
	2012	2,448	17.46 to 16.83	42,540	1.55 to 0.80	6.72	12.63 to 11.79
	2011	2,675	15.50 to 15.06	41,314	1.55 to 0.80	7.46	1.03 to 0.28
	2010	2,741	15.34 to 15.02	41,957	1.55 to 0.80	8.73	14.06 to 13.21
	2009	1,265	13.45 to 13.26	16,993	1.55 to 0.80	26.39	38.08 to 37.05

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American International Trust Series II	2013	18,938	$34.18 to $28.82	$492,157	2.05% to 0.45%	0.77%	20.44% to 18.53%
	2012	22,634	28.38 to 24.31	497,660	2.05 to 0.45	0.90	16.73 to 14.87
	2011	26,582	24.31 to 21.17	510,240	2.05 to 0.45	1.22	(14.76) to (16.11)
	2010	28,123	28.52 to 25.23	646,557	2.05 to 0.45	1.44	6.20 to 4.52
	2009	30,807	26.86 to 24.14	679,801	2.05 to 0.45	0.91	41.77 to 39.52
American International Trust Series III	2013	3,743	14.73 to 14.10	54,799	1.55 to 0.80	1.27	19.71 to 18.61
	2012	4,154	12.21 to 11.77	50,475	1.55 to 0.80	1.44	17.00 to 16.12
	2011	4,312	10.44 to 10.14	44,827	1.55 to 0.80	2.19	(14.73) to (15.37)
	2010	2,699	12.24 to 11.98	32,941	1.55 to 0.80	2.87	6.40 to 5.60
	2009	900	11.51 to 11.35	10,332	1.55 to 0.80	4.68	42.00 to 40.94
American New World Trust Series II	2013	3,887	16.23 to 14.59	58,758	2.05 to 0.45	0.76	10.24 to 8.49
	2012	4,498	14.72 to 13.44	62,292	2.05 to 0.45	0.44	16.59 to 14.73
	2011	5,024	12.63 to 11.72	60,330	2.05 to 0.45	1.04	(14.79) to (16.14)
	2010	6,201	14.82 to 13.97	88,319	2.05 to 0.45	1.14	16.66 to 14.81
	2009	5,874	12.70 to 12.17	72,479	2.05 to 0.45	1.19	48.15 to 45.80
American New World Trust Series III	2013	144	14.96 to 14.31	2,122	1.55 to 0.80	1.10	10.47 to 9.65
	2012	190	13.54 to 13.05	2,546	1.55 to 0.80	0.85	16.77 to 15.89
	2011	228	11.60 to 11.26	2,628	1.55 to 0.80	1.75	(14.71) to (15.34)
	2010	198	13.60 to 13.30	2,681	1.55 to 0.80	1.83	16.90 to 16.03
	2009	132	11.63 to 11.47	1,529	1.55 to 0.80	2.57	48.36 to 47.25
Basic Value Focus (a)	2013	190	42.83 to 21.63	6,716	1.90 to 1.40	1.19	35.94 to 35.26
	2012	235	31.51 to 15.99	6,058	1.90 to 1.40	1.51	12.30 to 11.73
	2011	281	28.06 to 14.31	6,462	1.90 to 1.40	1.41	(3.99) to (4.47)
	2010	382	29.22 to 14.98	8,946	1.90 to 1.40	1	11.11 to 10.55
	2009	455	26.30 to 13.55	9,606	1.90 to 1.40	1.84	29.09 to 28.45
Blue Chip Growth Trust Series I	2013	7,738	29.26 to 21.75	264,250	1.90 to 0.45	0.27	40.69 to 38.67
	2012	8,904	20.80 to 15.68	217,180	1.90 to 0.45	0.09	17.78 to 16.08
	2011	10,365	17.66 to 13.51	215,783	1.90 to 0.45	0.01	0.99 to (0.47)
	2010	12,612	17.49 to 13.57	259,341	1.90 to 0.45	0.08	15.63 to 13.97
	2009	14,833	15.12 to 11.91	265,754	1.90 to 0.45	0.14	42.25 to 40.21
Blue Chip Growth Trust Series II	2013	5,432	28.49 to 27.01	131,638	2.05 to 0.45	0.11	40.40 to 38.17
	2012	6,083	20.29 to 19.55	106,689	2.05 to 0.45	0.00	17.56 to 15.68
	2011	7,061	17.26 to 16.90	106,722	2.05 to 0.45	0.00	0.79 to (0.81)
	2010	7,826	17.13 to 17.04	118,731	2.05 to 0.45	0.05	15.42 to 13.59
	2009	8,551	15.00 to 14.84	113,765	2.05 to 0.45	0.09	41.92 to 39.67
Bond PS Series - Series II	2013	19	12.84 to 12.61	245	2.00 to 0.80	2.78	(2.50) to (3.67)
	2012	22	13.17 to 13.09	284	2.00 to 0.80	1.23	4.82 to 3.56
	2011	176	12.64 to 12.56	2,232	2.00 to 0.80	1.47	1.11 to 0.50
Bond Trust Series I	2013	19,048	12.98 to 12.77	246,784	1.55 to 0.80	2.92	(2.24) to (2.88)
	2012	18,222	13.27 to 13.15	241,510	1.55 to 0.80	2.77	5.48 to 4.69
	2011	18,061	12.58 to 12.56	227,156	1.55 to 0.80	3.65	0.64 to 0.51
Bond Trust Series II	2013	43,168	13.02 to 12.57	546,691	2.05 to 0.45	2.69	(2.07) to (3.63)
	2012	42,148	13.29 to 13.05	553,118	2.05 to 0.45	2.52	5.64 to 3.96
	2011	44,532	12.58 to 12.55	559,347	2.05 to 0.45	3.36	0.67 to 0.40
Capital Appreciation Trust Series I	2013	10,222	19.21 to 17.17	155,768	1.90 to 0.45	0.24	36.79 to 34.83
	2012	12,110	14.25 to 12.55	136,224	1.90 to 0.45	0.15	15.46 to 13.79
	2011	14,255	12.53 to 10.87	140,336	1.90 to 0.45	0.07	(0.37) to (1.80)
	2010	17,221	12.76 to 10.91	171,777	1.90 to 0.45	0.15	11.33 to 9.73
	2009	11,642	11.62 to 9.80	105,780	1.90 to 0.45	0.25	41.65 to 39.61
Capital Appreciation Trust Series II	2013	3,045	26.88 to 26.32	68,555	2.05 to 0.45	0.21	36.48 to 34.32
	2012	3,741	20.01 to 19.29	62,559	2.05 to 0.45	0.06	15.32 to 13.48
	2011	4,312	17.63 to 16.72	63,258	2.05 to 0.45	0.03	(0.62) to (2.19)
	2010	4,936	18.03 to 16.83	73,641	2.05 to 0.45	0.02	11.08 to 9.31
	2009	4,634	16.49 to 15.15	62,886	2.05 to 0.45	0.05	41.41 to 39.16

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Capital Appreciation Value Trust Series II	2013	17,243	$18.88 to $17.28	$307,584	2.05% to 0.45%	1.03%	21.39% to 19.46%
	2012	19,198	15.56 to 14.47	285,352	2.05 to 0.45	1.24	13.98 to 12.16
	2011	21,275	13.65 to 12.90	280,113	2.05 to 0.45	1.15	2.41 to 0.79
	2010	24,073	13.33 to 12.80	312,548	2.05 to 0.45	1.26	13.12 to 11.33
	2009	27,231	11.78 to 11.49	315,680	2.05 to 0.45	2.10	29.25 to 27.20
Core Allocation Plus Trust Series I	2013	0	15.98 to 15.30	0	1.55 to 0.80	3.19	18.21 to 15.31
	2012	1,427	13.42 to 12.94	19,050	1.55 to 0.80	1.28	12.67 to 11.83
	2011	1,680	11.91 to 11.57	19,937	1.55 to 0.80	1.33	(3.09) to (3.81)
	2010	1,753	12.29 to 12.03	21,489	1.55 to 0.80	1.14	9.62 to 8.80
	2009	1,749	11.22 to 11.06	19,574	1.55 to 0.80	2.17	24.21 to 23.28
Core Allocation Plus Trust Series II	2013	0	15.70 to 14.38	0	2.05 to 0.45	2.91	19.20 to 17.44
	2012	10,880	13.17 to 12.24	136,809	2.05 to 0.45	1.16	12.84 to 11.04
	2011	11,824	11.67 to 11.03	133,054	2.05 to 0.45	1.09	(2.95) to (4.49)
	2010	12,998	12.03 to 11.55	152,254	2.05 to 0.45	0.91	9.79 to 8.05
	2009	13,790	10.95 to 10.69	148,644	2.05 to 0.45	1.69	24.54 to 22.56
Core Bond Trust Series II	2013	465	18.05 to 15.71	7,605	2.05 to 0.45	1.67	(2.79) to (4.34)
	2012	638	18.56 to 16.42	10,874	2.05 to 0.45	2.42	5.79 to 4.10
	2011	766	17.55 to 15.77	12,492	2.05 to 0.45	3.17	7.55 to 5.85
	2010	833	16.32 to 14.90	12,760	2.05 to 0.45	2.48	6.44 to 4.75
	2009	792	15.33 to 14.23	11,527	2.05 to 0.45	2.12	9.12 to 7.38
Core Fundamental Holdings Trust Series II	2013	0	16.86 to 16.45	0	2.10 to 0.35	1.91	13.07 to 11.24
	2012	16,596	14.91 to 14.79	285,646	2.10 to 0.35	1.83	10.42 to 8.50
	2011	14,895	13.63 to 13.51	234,883	2.10 to 0.35	1.87	0.17 to (1.57)
	2010	13,036	13.85 to 13.48	207,377	2.10 to 0.35	2.03	10.81 to 7.87
	2009	6,628	14.80 to 14.64	97,508	2.05 to 0.45	2.80	18.41 to 17.16
Core Fundamental Holdings Trust Series III	2013	0	19.75 to 19.08	0	1.55 to 0.80	2.24	12.25 to 10.85
	2012	1,417	17.47 to 17.00	24,658	1.55 to 0.80	2.15	10.29 to 9.46
	2011	1,441	15.84 to 15.53	22,757	1.55 to 0.80	2.33	0.18 to (0.56)
	2010	1,248	15.81 to 15.62	19,707	1.55 to 0.80	2.52	9.20 to 8.38
	2009	651	14.48 to 14.41	9,425	1.55 to 0.80	3.53	15.85 to 15.28
Core Global Diversification Trust Series I	2013	0	16.93	0	1.20	2.10	11.49
	2012	10	15.18	157	1.20	8.06	11.77
	2011	10	13.58	140	1.20	2.14	(4.70)
Core Global Diversification Trust Series II	2013	0	16.30 to 16.28	0	2.10 to 0.35	1.94	12.17 to 10.36
	2012	17,002	14.76 to 14.54	291,005	2.10 to 0.35	7.82	12.50 to 10.54
	2011	17,281	13.35 to 12.92	265,930	2.10 to 0.35	1.92	(4.09) to (5.75)
	2010	15,840	14.16 to 13.47	256,911	2.10 to 0.35	2.39	13.30 to 7.77
	2009	7,611	15.30 to 15.14	115,642	2.05 to 0.45	2.94	22.4 to 21.10
Core Global Diversification Trust Series III	2013	0	19.47 to 18.81	0	1.55 to 0.80	2.54	11.36 to 10.56
	2012	1,054	17.36 to 16.89	18,237	1.55 to 0.80	8.02	12.44 to 11.59
	2011	1,138	15.44 to 15.14	17,526	1.55 to 0.80	2.44	(4.13) to (4.84)
	2010	1,003	16.11 to 15.91	16,128	1.55 to 0.80	2.86	7.84 to 7.03
	2009	417	14.94 to 14.86	6,223	1.55 to 0.80	4.00	19.48 to 18.90
Core Strategy Trust Series I	2013	10,218	13.68 to 13.61	139,653	1.55 to 0.80	8.51	9.41 to 8.86
Core Strategy Trust Series II	2013	205,775	17.78 to 13.71	3,544,521	2.10 to 0.35	1.49	16.56 to 9.66
	2012	42,857	15.93 to 15.25	632,257	2.10 to 0.45	2.51	11.77 to 9.93
	2011	44,896	14.25 to 13.88	598,758	2.10 to 0.45	1.96	(0.44) to (2.07)
	2010	46,040	14.32 to 14.17	623,298	2.10 to 0.45	2.16	13.36 to 11.67
	2009	43,901	12.82 to 12.05	536,845	2.05 to 0.45	1.96	21.11 to 19.18
Core Strategy Trust Series NAV	2013	577	20.60 to 15.07	10,740	1.60 to 1.20	0.68	17.86 to 17.39
	2012	601	17.48 to 12.83	9,322	1.60 to 1.20	2.90	11.23 to 2.67
	2011	408	15.72	6,412	1.20	2.20	(1.01)
	2010	442	15.88	7,020	1.20	2.32	14.16 to 11.22
	2009	422	14.27	6,031	1.20	3.14	14.20 to 10.40

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Disciplined Diversification Trust Series II	2013	0	$16.27 to $14.90	$0	2.05% to 0.45%	3.61%	14.12% to 12.43%
	2012	14,939	14.26 to 13.26	203,638	2.05 to 0.45	2.16	12.09 to 10.30
	2011	16,151	12.72 to 12.02	198,301	2.05 to 0.45	1.85	(2.73) to (4.27)
	2010	18,143	13.07 to 12.55	231,251	2.05 to 0.45	1.40	12.67 to 10.89
	2009	18,659	11.60 to 11.32	213,163	2.05 to 0.45	2.18	26.39 to 24.39
DWS Equity 500 Index (a)	2013	548	29.35 to 23.24	15,603	2.05 to 1.40	1.44	29.61 to 28.77
	2012	637	22.65 to 18.05	14,069	2.05 to 1.40	1.35	13.65 to 12.91
	2011	710	19.93 to 15.98	13,837	2.05 to 1.40	1.31	0.02 to (0.63)
	2010	817	19.93 to 16.09	15,950	2.05 to 1.40	1.55	12.70 to 11.97
	2009	957	17.68 to 14.37	16,616	2.05 to 1.40	2.53	24.04 to 23.24
Equity-Income Trust Series I	2013	6,433	30.69 to 21.66	257,077	1.90 to 0.45	1.86	29.46 to 27.60
	2012	7,402	23.71 to 16.98	229,408	1.90 to 0.45	2.01	16.83 to 15.14
	2011	8,654	20.29 to 14.74	230,737	1.90 to 0.45	1.72	(1.25) to (2.67)
	2010	9,698	20.55 to 15.15	263,326	1.90 to 0.45	1.83	14.60 to 12.95
	2009	11,371	17.93 to 13.41	270,462	1.90 to 0.45	2.11	25.15 to 23.35
Equity-Income Trust Series II	2013	7,614	25.28 to 24.63	166,191	2.05 to 0.45	1.69	29.16 to 27.11
	2012	8,601	19.57 to 19.37	147,658	2.05 to 0.45	1.82	16.65 to 14.79
	2011	10,066	16.88 to 16.78	149,902	2.05 to 0.45	1.60	(1.46) to (3.02)
	2010	10,031	17.40 to 17.02	153,300	2.05 to 0.45	1.68	14.40 to 12.58
	2009	10,954	15.46 to 14.88	148,222	2.05 to 0.45	1.95	24.98 to 23.00
Financial Services Trust Series I	2013	680	20.56 to 17.58	12,225	1.90 to 0.45	0.61	30.17 to 28.30
	2012	752	15.80 to 13.71	10,491	1.90 to 0.45	0.77	17.52 to 15.82
	2011	891	13.44 to 11.83	10,689	1.90 to 0.45	1.50	(9.92) to (11.21)
	2010	1,177	14.92 to 13.33	15,858	1.90 to 0.45	0.30	11.75 to 10.14
	2009	1,450	13.35 to 12.10	17,662	1.90 to 0.45	0.70	40.77 to 38.74
Financial Services Trust Series II	2013	1,195	21.87 to 21.27	22,429	2.05 to 0.45	0.44	29.90 to 27.84
	2012	1,292	16.84 to 16.64	18,856	2.05 to 0.45	0.58	17.29 to 15.42
	2011	1,537	14.42 to 14.36	19,380	2.05 to 0.45	1.33	(10.07) to (11.49)
	2010	1,906	16.29 to 15.96	27,065	2.05 to 0.45	0.13	11.50 to 9.73
	2009	2,251	14.85 to 14.32	29,096	2.05 to 0.45	0.51	40.35 to 38.12
Founding Allocation Trust Series I	2013	3,008	17.32 to 16.57	51,742	1.55 to 0.80	2.37	22.52 to 19.68
	2012	3,312	14.03 to 13.52	46,220	1.55 to 0.80	3.03	15.33 to 14.46
	2011	3,582	12.17 to 11.82	43,411	1.55 to 0.80	2.93	(2.19) to (2.92)
	2010	3,738	12.44 to 12.17	46,366	1.55 to 0.80	3.90	9.78 to 8.96
	2009	3,794	11.33 to 11.17	42,903	1.55 to 0.80	5.28	30.42 to 29.45
Founding Allocation Trust Series II	2013	83,733	26.64 to 13.96	1,212,833	2.05 to 0.35	2.15	23.84 to 21.75
	2012	93,099	21.51 to 11.47	1,100,917	2.05 to 0.35	2.79	15.62 to 13.66
	2011	103,682	18.61 to 10.09	1,072,795	2.05 to 0.35	2.61	(2.05) to (3.70)
	2010	116,260	18.99 to 10.48	1,242,478	2.05 to 0.35	3.52	10.05 to 8.20
	2009	128,398	17.26 to 9.68	1,261,886	2.05 to 0.35	3.86	30.67 to 28.46
Fundamental All Cap Core Trust Series II	2013	2,199	31.01 to 26.14	60,517	2.05 to 0.45	0.71	34.94 to 32.80
	2012	2,867	22.98 to 19.69	59,159	2.05 to 0.45	0.57	22.75 to 20.79
	2011	3,148	18.72 to 16.30	53,548	2.05 to 0.45	0.83	(2.73) to (4.27)
	2010	3,600	19.24 to 17.02	63,655	2.05 to 0.45	0.92	18.68 to 16.80
	2009	4,142	16.21 to 14.57	62,407	2.05 to 0.45	1.17	27.45 to 25.42
Fundamental Holdings Trust Series II	2013	0	14.88 to 13.51	0	2.05 to 0.45	1.64	13.01 to 11.34
	2012	74,401	13.17 to 12.13	929,069	2.05 to 0.45	1.55	11.96 to 10.18
	2011	81,570	11.76 to 11.01	918,855	2.05 to 0.45	1.32	(1.65) to (3.20)
	2010	89,991	12.16 to 11.37	1,041,332	2.05 to 0.35	1.38	7.96 to 1.20
	2009	94,707	12.01 to 10.54	1,009,532	2.05 to 0.35	1.67	26.24 to 24.11
Fundamental Holdings Trust Series III	2013	0	15.74 to 15.07	0	1.55 to 0.80	2.06	12.33 to 11.16
	2012	4,484	13.91 to 13.41	62,110	1.55 to 0.80	2.03	12.02 to 11.17
	2011	4,846	12.42 to 12.06	59,987	1.55 to 0.80	1.86	(1.49) to (2.23)
	2010	4,994	12.61 to 12.34	62,808	1.55 to 0.80	1.91	9.83 to 9.01
	2009	4,976	11.48 to 11.32	57,028	1.55 to 0.80	2.67	26.26 to 25.32
Fundamental Large Cap Value Trust Series I	2013	1,198	24.10 to 20.95	24,838	1.90 to 0.45	0.00	2.78 to 2.68

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Fundamental Large Cap Value Trust Series II	2013	1,686	$24.09 to $20.64	$36,342	2.05% to 0.45%	0.89%	31.51% to 29.43%
	2012	862	18.32 to 15.95	14,355	2.05 to 0.45	1.07	23.67 to 21.70
	2011	791	14.81 to 13.10	10,772	2.05 to 0.45	0.77	1.18 to (0.43)
	2010	851	14.64 to 13.16	11,584	2.05 to 0.45	1.70	12.6 to 10.81
	2009	969	13.00 to 11.87	11,846	2.05 to 0.45	1.88	23.95 to 21.98
Fundamental Value Trust Series I	2013	14,209	23.02 to 19.95	287,534	1.90 to 0.45	1.25	32.92 to 31.01
	2012	16,631	17.32 to 15.23	255,769	1.90 to 0.45	0.88	12.87 to 11.24
	2011	19,834	15.34 to 13.69	272,913	1.90 to 0.45	0.76	(4.21) to (5.59)
	2010	24,123	16.02 to 14.50	350,230	1.90 to 0.45	1.08	12.59 to 10.97
	2009	28,241	14.23 to 13.07	368,109	1.90 to 0.45	0.92	31.19 to 29.30
Fundamental Value Trust Series II	2013	11,329	24.54 to 23.43	235,907	2.05 to 0.45	1.05	32.60 to 30.50
	2012	14,454	18.50 to 17.96	229,708	2.05 to 0.45	0.71	12.67 to 10.87
	2011	16,833	16.42 to 16.20	240,692	2.05 to 0.45	0.60	(4.42) to (5.93)
	2010	19,504	17.22 to 17.18	295,599	2.05 to 0.45	0.89	12.37 to 10.59
	2009	22,342	15.57 to 15.29	305,287	2.05 to 0.45	0.73	31.00 to 28.92
Global Allocation (a)	2013	44	31.45 to 18.74	848	1.90 to 1.40	1.07	12.96 to 12.40
	2012	45	27.98 to 16.59	763	1.90 to 1.40	1.38	8.60 to 8.06
	2011	52	25.90 to 15.28	816	1.90 to 1.40	1.83	(4.97) to (5.44)
	2010	64	27.39 to 16.08	1,042	1.90 to 1.40	1.04	8.36 to 7.82
	2009	70	25.40 to 14.84	1,080	1.90 to 1.40	1.78	19.37 to 18.77
Global Bond Trust Series I	2013	1,667	25.62 to 22.29	47,955	1.90 to 0.45	0.43	(5.84) to (7.20)
	2012	1,983	27.21 to 24.02	61,078	1.90 to 0.45	7.02	6.55 to 5.00
	2011	2,268	25.54 to 22.88	66,430	1.90 to 0.45	6.23	8.59 to 7.03
	2010	2,708	23.52 to 21.37	74,034	1.90 to 0.45	3.36	9.81 to 8.23
	2009	3,158	21.42 to 19.75	80,083	1.90 to 0.45	12.24	14.87 to 13.22
Global Bond Trust Series II	2013	6,165	24.72 to 17.10	123,634	2.05 to 0.45	0.24	(6.09) to (7.58)
	2012	6,626	26.32 to 18.50	148,540	2.05 to 0.45	7.00	6.33 to 4.63
	2011	7,393	24.75 to 17.68	158,254	2.05 to 0.45	6.05	8.36 to 6.65
	2010	8,787	22.84 to 16.58	176,267	2.05 to 0.45	3.20	9.63 to 7.89
	2009	9,500	20.84 to 15.37	176,112	2.05 to 0.45	11.74	14.62 to 12.8
Global Diversification Trust Series II	2013	0	14.95 to 13.56	0	2.05 to 0.45	1.58	12.89 to 11.22
	2012	56,688	13.24 to 12.19	711,503	2.05 to 0.45	1.53	15.03 to 13.20
	2011	62,998	11.51 to 10.77	694,418	2.05 to 0.45	1.63	(6.96) to (8.43)
	2010	69,808	12.65 to 11.77	835,495	2.05 to 0.35	1.80	10.02 to 0.89
	2009	74,544	12.54 to 10.69	806,356	2.05 to 0.35	1.81	35.81 to 33.53
Global Trust Series I	2013	5,915	22.64 to 18.53	150,907	1.90 to 0.45	1.47	30.50 to 28.62
	2012	6,898	17.35 to 14.41	134,571	1.90 to 0.45	2.11	21.20 to 19.44
	2011	7,965	14.32 to 12.06	129,704	1.90 to 0.45	1.98	(6.42) to (7.76)
	2010	8,540	15.30 to 13.08	153,628	1.90 to 0.45	1.54	7.28 to 5.73
	2009	9,050	14.26 to 12.37	157,234	1.90 to 0.45	1.71	30.78 to 28.90
Global Trust Series II	2013	1,309	24.55 to 23.92	28,237	2.05 to 0.45	1.28	30.25 to 28.18
	2012	1,516	18.85 to 18.66	25,430	2.05 to 0.45	1.90	20.96 to 19.03
	2011	1,747	15.68 to 15.59	24,513	2.05 to 0.45	1.77	(6.64) to (8.12)
	2010	1,904	17.06 to 16.69	28,926	2.05 to 0.45	1.30	7.07 to 5.37
	2009	2,125	16.19 to 15.59	30,510	2.05 to 0.45	1.43	30.51 to 28.44
Health Sciences Trust Series I	2013	1,331	49.47 to 40.58	57,701	1.90 to 0.45	0.00	50.40 to 48.23
	2012	1,425	32.89 to 27.38	41,483	1.90 to 0.45	0.00	31.36 to 29.46
	2011	1,642	25.04 to 21.15	36,661	1.90 to 0.45	0.00	10.07 to 8.49
	2010	1,907	22.75 to 19.49	39,069	1.90 to 0.45	0.00	15.18 to 13.52
	2009	2,244	19.75 to 17.17	40,345	1.90 to 0.45	0.00	31.22 to 29.33
Health Sciences Trust Series II	2013	1,795	52.95 to 46.72	78,495	2.05 to 0.45	0.00	50.11 to 47.73
	2012	1,938	35.27 to 31.62	57,932	2.05 to 0.45	0.00	31.06 to 28.97
	2011	2,175	26.91 to 24.52	50,178	2.05 to 0.45	0.00	9.90 to 8.16
	2010	2,391	24.49 to 22.67	50,728	2.05 to 0.45	0.00	14.95 to 13.13
	2009	2,553	21.31 to 20.04	47,857	2.05 to 0.45	0.00	30.96 to 28.89

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
High Yield Trust Series I	2013	5,682	$25.60 to $23.05	$98,605	1.90% to 0.45%	7.77%	8.04% to 6.48%
	2012	2,307	23.69 to 21.64	52,828	1.90 to 0.45	7.28	18.46 to 16.74
	2011	2,754	20.00 to 18.54	53,477	1.90 to 0.45	8.36	0.45 to (1.00)
	2010	3,166	19.91 to 18.73	61,747	1.90 to 0.45	36.88	13.27 to 11.64
	2009	3,881	17.58 to 16.77	67,491	1.90 to 0.45	11.77	53.82 to 51.61
High Yield Trust Series II	2013	4,539	28.57 to 22.89	106,280	2.05 to 0.45	6.98	7.87 to 6.16
	2012	3,305	26.48 to 21.57	75,110	2.05 to 0.45	7.15	18.34 to 16.45
	2011	3,822	22.38 to 18.52	74,295	2.05 to 0.45	7.43	0.22 to (1.37)
	2010	4,143	22.33 to 18.78	81,174	2.05 to 0.45	40.90	13.03 to 11.23
	2009	5,174	19.76 to 16.88	90,802	2.05 to 0.45	13.15	53.66 to 51.23
International Core Trust Series I	2013	1,507	19.67 to 18.25	27,639	1.90 to 0.45	2.75	24.43 to 22.64
	2012	1,705	15.80 to 14.88	25,322	1.90 to 0.45	2.79	14.53 to 12.87
	2011	2,030	13.80 to 13.18	26,507	1.90 to 0.45	2.17	(9.98) to (11.28)
	2010	2,397	15.33 to 14.86	35,236	1.90 to 0.45	1.83	9.09 to 7.52
	2009	2,759	14.05 to 13.82	37,608	1.90 to 0.45	2.41	18.11 to 16.41
International Core Trust Series II	2013	1,069	25.15 to 22.92	20,858	2.05 to 0.45	2.56	24.22 to 22.25
	2012	1,164	20.58 to 18.45	18,648	2.05 to 0.45	2.50	14.31 to 12.48
	2011	1,466	18.29 to 16.14	20,647	2.05 to 0.45	1.98	(10.20) to (11.63)
	2010	1,664	20.70 to 17.98	26,533	2.05 to 0.45	1.64	8.89 to 7.16
	2009	1,799	19.32 to 16.51	26,618	2.05 to 0.45	2.16	17.99 to 16.12
International Equity Index Trust B Series I	2013	1,431	15.10 to 14.85	21,397	1.90 to 0.45	2.38	14.04 to 12.40
	2012	1,641	13.24 to 13.21	21,733	1.90 to 0.45	6.85	5.94 to 5.69
International Equity Index Trust B Series II	2013	1,531	15.07 to 14.79	22,765	2.05 to 0.45	2.14	13.81 to 12.01
	2012	1,860	13.24 to 13.20	24,581	2.05 to 0.45	5.74	5.91 to 5.63
International Equity Index Trust B Series NAV	2013	1,535	12.08 to 11.58	18,356	2.05 to 1.40	2.36	12.95 to 12.21
	2012	1,808	10.69 to 10.32	19,183	2.05 to 1.40	1.22	16.12 to 15.36
	2011	2,029	9.21 to 8.95	18,586	2.05 to 1.40	3.35	(15.18) to (15.73)
	2010	2,166	10.86 to 10.62	23,431	2.05 to 1.40	2.47	9.89 to 9.18
	2009	2,431	9.88 to 9.72	23,976	2.05 to 1.40	3.74	36.87 to 35.99
International Growth Stock Trust Series II	2013	1,347	15.38 to 15.10	20,531	2.05 to 0.45	0.98	18.33 to 16.46
	2012	1,565	13.00 to 12.96	20,386	2.05 to 0.45	3.02	3.98 to 3.71
International Small Company Trust Series I	2013	1,854	18.67 to 17.58	33,239	1.90 to 0.45	1.77	25.77 to 23.96
	2012	2,107	14.84 to 14.18	30,334	1.90 to 0.45	1.25	18.65 to 16.93
	2011	2,492	12.51 to 12.13	30,514	1.90 to 0.45	1.50	(16.60) to (17.80)
	2010	3,157	15.00 to 14.76	46,829	1.90 to 0.45	2.62	22.15 to 20.40
	2009	3,936	12.28 to 12.26	48,283	1.90 to 0.45	0.78	(1.76) to (1.95)
International Small Company Trust Series II	2013	1,320	18.51 to 17.33	23,314	2.05 to 0.45	1.61	25.45 to 23.46
	2012	1,456	14.75 to 14.03	20,750	2.05 to 0.45	1.09	18.46 to 16.57
	2011	1,755	12.46 to 12.04	21,347	2.05 to 0.45	1.35	(16.80) to (18.12)
	2010	2,060	14.97 to 14.70	30,456	2.05 to 0.45	2.50	21.90 to 19.97
	2009	2,329	12.28 to 12.25	28,557	2.05 to 0.45	0.77	(1.76) to (1.97)
International Value Trust Series I	2013	4,246	26.47 to 23.83	93,535	1.90 to 0.45	1.72	25.58 to 23.78
	2012	4,865	21.08 to 19.26	86,198	1.90 to 0.45	2.57	18.84 to 17.12
	2011	5,833	17.74 to 16.44	87,970	1.90 to 0.45	2.24	(13.24) to (14.49)
	2010	6,982	20.45 to 19.23	123,081	1.90 to 0.45	1.90	7.50 to 5.95
	2009	8,033	19.02 to 18.15	133,409	1.90 to 0.45	2.12	35.16 to 33.22
International Value Trust Series II	2013	3,778	29.04 to 27.95	90,010	2.05 to 0.45	1.52	25.33 to 23.34
	2012	4,463	23.54 to 22.30	86,302	2.05 to 0.45	2.36	18.54 to 16.64
	2011	5,397	20.19 to 18.82	89,100	2.05 to 0.45	2.08	(13.38) to (14.75)
	2010	6,119	23.68 to 21.72	118,156	2.05 to 0.45	1.70	7.28 to 5.58
	2009	6,734	22.43 to 20.25	123,005	2.05 to 0.45	1.97	34.98 to 32.84
Investment Quality Bond Trust Series I	2013	9,980	26.76 to 18.81	181,114	1.90 to 0.45	3.80	(2.36) to (3.76)
	2012	10,049	27.41 to 19.55	192,548	1.90 to 0.45	2.04	7.10 to 5.55
	2011	10,392	25.59 to 18.52	191,213	1.90 to 0.45	4.21	7.59 to 6.04
	2010	9,829	23.79 to 17.46	175,113	1.90 to 0.45	5.30	6.97 to 5.43
	2009	8,811	22.23 to 16.56	156,994	1.90 to 0.45	5.32	11.94 to 10.33

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Investment Quality Bond Trust Series II	2013	5,354	$21.47 to $16.22	$95,946	2.05% to 0.45%	3.47%	(2.47)% to (4.02)%
	2012	5,945	22.02 to 16.90	113,711	2.05 to 0.45	1.86	6.80 to 5.10
	2011	6,440	20.62 to 16.08	116,853	2.05 to 0.45	3.76	7.37 to 5.67
	2010	7,580	19.20 to 15.22	129,806	2.05 to 0.45	4.63	6.82 to 5.12
	2009	8,375	17.98 to 14.48	135,967	2.05 to 0.45	5.56	11.7 to 9.92
Lifestyle Aggressive Trust Series I	2013	4,195	22.58 to 20.54	92,832	1.90 to 0.45	2.50	26.15 to 24.33
	2012	4,257	17.90 to 16.52	74,920	1.90 to 0.45	1.27	16.09 to 14.41
	2011	5,510	15.42 to 14.44	84,681	1.90 to 0.45	1.65	(6.92) to (8.26)
	2010	6,184	16.57 to 15.74	103,197	1.90 to 0.45	1.98	15.92 to 14.26
	2009	6,570	14.29 to 13.77	95,283	1.90 to 0.45	1.03	35.02 to 33.08
Lifestyle Aggressive Trust Series II	2013	7,321	25.97 to 25.91	159,377	2.05 to 0.45	2.16	25.87 to 23.87
	2012	8,463	20.96 to 20.58	148,442	2.05 to 0.45	1.12	15.91 to 14.06
	2011	10,061	18.38 to 17.76	154,321	2.05 to 0.45	1.51	(7.14) to (8.61)
	2010	11,278	20.11 to 19.12	188,589	2.05 to 0.45	1.74	15.60 to 13.77
	2009	12,202	17.67 to 16.54	178,414	2.05 to 0.45	0.85	34.85 to 32.71
Lifestyle Aggressive PS Series - Series II	2013	2	12.79 to 12.78	24	2.05 to 1.00	71.35	2.31 to 2.24
Lifestyle Balanced Trust Series I	2013	33,736	25.91 to 20.11	672,128	1.90 to 0.45	2.75	12.28 to 10.66
	2012	36,808	23.08 to 18.17	663,373	1.90 to 0.45	2.18	11.36 to 9.75
	2011	40,215	20.73 to 16.56	667,591	1.90 to 0.45	3.29	0.17 to (1.27)
	2010	40,354	20.69 to 16.77	699,738	1.90 to 0.45	2.74	11.24 to 9.64
	2009	40,030	18.60 to 15.29	662,526	1.90 to 0.45	4.71	30.16 to 28.29
Lifestyle Balanced Trust Series II	2013	465,660	16.45 to 15.68	8,946,098	2.10 to 0.35	2.54	12.15 to 10.20
	2012	514,301	14.93 to 13.98	8,984,382	2.10 to 0.35	2.01	11.31 to 9.37
	2011	560,279	13.65 to 12.56	8,941,848	2.10 to 0.35	3.03	0.07 to (1.66)
	2010	606,988	13.88 to 12.55	9,859,909	2.10 to 0.35	2.59	11.10 to 11.06
	2009	611,485	16.63 to 11.30	9,123,269	2.05 to 0.35	4.44	30.02 to 27.83
Lifestyle Balanced Trust Series NAV	2013	5	17.15	84	1.20	2.95	11.55
	2012	5	15.37	71	1.20	2.25	10.56
	2011	5	13.90	70	1.20	3.57	(0.53)
Lifestyle Balanced PS Series - Series I	2013	11	12.64 to 12.63	142	1.90 to 0.80	47.40	1.14 to 1.06
Lifestyle Balanced PS Series - Series II	2013	13,893	12.65 to 12.63	205,650	2.05 to 0.35	2.05	1.19 to 1.07
	2012	12,281	13.63 to 13.16	164,598	2.00 to 0.80	1.23	9.66 to 8.34
	2011	5,516	12.43 to 12.15	67,247	2.00 to 0.80	2.86	(0.56) to (2.82)
Lifestyle Conservative Trust Series I	2013	8,615	27.03 to 18.99	174,331	1.90 to 0.45	3.04	3.41 to 1.92
	2012	11,375	26.14 to 18.64	225,765	1.90 to 0.45	2.88	8.03 to 6.46
	2011	11,273	24.20 to 17.51	213,263	1.90 to 0.45	4.13	3.76 to 2.27
	2010	11,548	23.32 to 17.12	220,274	1.90 to 0.45	2.68	8.63 to 7.07
	2009	11,453	21.47 to 15.99	208,449	1.90 to 0.45	5.85	21.16 to 19.42
Lifestyle Conservative Trust Series II	2013	100,413	15.80 to 14.45	1,825,240	2.10 to 0.35	2.85	3.33 to 1.54
	2012	133,398	15.29 to 14.23	2,391,723	2.10 to 0.35	2.70	7.89 to 6.00
	2011	136,961	14.17 to 13.42	2,309,441	2.10 to 0.35	4.07	3.68 to 1.89
	2010	141,829	13.67 to 13.17	2,342,621	2.10 to 0.35	2.52	8.49 to 5.39
	2009	133,572	15.23 to 12.60	2,071,302	2.05 to 0.35	5.98	21.01 to 18.98
Lifestyle Conservative PS Series - Series II	2013	3,378	12.53 to 12.51	45,904	2.05 to 0.35	2.05	0.20 to 0.09
	2012	4,109	13.35 to 13.17	54,631	2.00 to 0.80	1.35	6.67 to 5.39
	2011	2,167	12.52 to 12.50	27,160	2.00 to 0.80	3.27	0.13 to (0.03)
Lifestyle Growth Trust Series I	2013	35,064	24.56 to 20.31	683,480	1.90 to 0.45	2.46	18.81 to 17.10
	2012	37,058	20.67 to 17.34	617,143	1.90 to 0.45	1.83	13.35 to 11.71
	2011	37,273	18.23 to 15.52	565,281	1.90 to 0.45	2.69	(2.04) to (3.45)
	2010	36,720	18.61 to 16.08	595,817	1.90 to 0.45	2.47	12.51 to 10.89
	2009	35,026	16.54 to 14.50	534,792	1.90 to 0.45	3.45	32.70 to 30.79
Lifestyle Growth Trust Series II	2013	666,341	17.88 to 15.94	12,998,169	2.10 to 0.35	2.26	18.67 to 16.61
	2012	708,897	15.33 to 13.43	11,862,337	2.10 to 0.35	1.63	13.19 to 11.21
	2011	737,881	13.78 to 11.87	11,115,623	2.10 to 0.35	2.46	(2.15) to (3.84)
	2010	778,123	14.34 to 12.13	12,206,253	2.10 to 0.35	2.26	14.68 to 12.44
	2009	783,017	17.07 to 10.78	11,149,868	2.05 to 0.35	3.24	32.48 to 30.25

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Lifestyle Growth Trust Series NAV	2013	36	$18.63	$680	1.20%	2.58%	17.96%
	2012	36	15.79	576	1.20	2.48	12.54
	2011	11	14.03	150	1.20	2.83	(2.72)
Lifestyle Growth PS Series - Series I	2013	192	12.72 to 12.71	2,441	1.90 to 0.80	28.16	1.76 to 1.69
Lifestyle Growth PS Series - Series II	2013	18,545	12.73 to 12.71	283,826	2.05 to 0.35	1.84	1.81 to 1.69
	2012	12,312	13.82 to 13.14	164,900	2.00 to 0.80	0.98	11.55 to 10.21
	2011	7,241	12.39 to 11.92	86,637	2.00 to 0.80	2.16	(0.89) to (4.63)
Lifestyle Moderate Trust Series I	2013	11,896	26.87 to 19.82	246,754	1.90 to 0.45	2.88	9.72 to 8.15
	2012	13,080	24.49 to 18.33	250,095	1.90 to 0.45	2.43	10.17 to 8.57
	2011	14,027	22.23 to 16.88	250,835	1.90 to 0.45	3.53	1.87 to 0.41
	2010	14,332	21.82 to 16.81	265,027	1.90 to 0.45	2.70	10.06 to 8.47
	2009	13,923	19.83 to 15.50	245,632	1.90 to 0.45	4.95	26.69 to 24.87
Lifestyle Moderate Trust Series II	2013	145,238	16.21 to 15.84	2,739,141	2.10 to 0.35	2.63	9.59 to 7.69
	2012	162,048	14.80 to 14.71	2,843,253	2.10 to 0.35	2.26	10.11 to 8.19
	2011	172,998	13.60 to 13.44	2,801,218	2.10 to 0.35	3.36	1.78 to 0.02
	2010	182,151	13.59 to 13.20	2,947,542	2.10 to 0.35	2.53	10.01 to 8.75
	2009	175,830	15.75 to 12.00	2,638,640	2.05 to 0.35	5.00	26.42 to 24.29
Lifestyle Moderate PS Series - Series I	2013	7	12.60 to 12.59	91	1.90 to 0.80	53.88	0.81 to 0.73
Lifestyle Moderate PS Series - Series II	2013	5,852	12.62 to 12.60	85,029	2.05 to 0.35	2.00	0.93 to 0.81
	2012	5,877	13.56 to 13.22	78,796	2.00 to 0.80	1.33	8.68 to 7.37
	2011	2,737	12.48 to 12.31	33,824	2.00 to 0.80	2.82	(0.20) to (1.48)
Mid Cap Index Trust Series I	2013	1,160	36.19 to 28.65	35,850	1.90 to 0.45	1.05	32.43 to 30.52
	2012	1,288	27.33 to 21.95	30,406	1.90 to 0.45	1.37	16.95 to 15.26
	2011	1,598	23.37 to 19.04	32,480	1.90 to 0.45	0.61	(2.69) to (4.09)
	2010	1,987	24.01 to 19.85	41,949	1.90 to 0.45	1.06	25.42 to 23.61
	2009	2,155	19.15 to 16.06	36,668	1.90 to 0.45	1.02	36.15 to 34.19
Mid Cap Index Trust Series II	2013	2,501	32.51 to 32.35	70,022	2.05 to 0.45	0.84	32.16 to 30.06
	2012	2,956	25.00 to 24.48	63,742	2.05 to 0.45	1.19	16.77 to 14.91
	2011	3,634	21.75 to 20.96	67,846	2.05 to 0.45	0.45	(2.90) to (4.44)
	2010	4,172	22.77 to 21.59	81,260	2.05 to 0.45	0.82	25.24 to 23.26
	2009	4,703	18.47 to 17.24	74,103	2.05 to 0.45	0.84	35.77 to 33.61
Mid Cap Stock Trust Series I	2013	7,278	30.51 to 28.93	171,939	1.90 to 0.45	0.04	36.20 to 34.25
	2012	8,616	22.40 to 21.55	150,467	1.90 to 0.45	0.00	21.66 to 19.90
	2011	10,034	18.41 to 17.97	146,328	1.90 to 0.45	0.00	(9.61) to (10.91)
	2010	10,956	20.37 to 20.17	183,429	1.90 to 0.45	0.00	22.53 to 20.77
	2009	11,822	16.70 to 16.62	167,211	1.90 to 0.45	0.00	30.76 to 28.88
Mid Cap Stock Trust Series II	2013	3,528	35.61 to 33.04	104,324	2.05 to 0.45	0.00	35.89 to 33.74
	2012	4,244	26.20 to 24.70	93,860	2.05 to 0.45	0.00	21.46 to 19.52
	2011	4,954	21.57 to 20.67	91,649	2.05 to 0.45	0.00	(9.80) to (11.23)
	2010	5,660	23.92 to 23.28	117,687	2.05 to 0.45	0.00	22.25 to 20.32
	2009	6,241	19.57 to 19.35	107,670	2.05 to 0.45	0.00	30.46 to 28.39
Mid Value Trust Series I	2013	2,708	26.98 to 23.79	67,445	1.90 to 0.45	0.99	30.80 to 28.92
	2012	3,150	20.63 to 18.45	60,563	1.90 to 0.45	0.82	18.99 to 17.27
	2011	3,837	17.33 to 15.74	62,545	1.90 to 0.45	0.67	(5.35) to (6.71)
	2010	4,754	18.31 to 16.87	82,548	1.90 to 0.45	2.00	15.64 to 13.97
	2009	5,578	15.84 to 14.80	84,585	1.90 to 0.45	0.45	35.03 to 33.73
Mid Value Trust Series II	2013	3,116	26.73 to 23.27	75,226	2.05 to 0.45	0.80	30.55 to 28.48
	2012	3,713	20.48 to 18.11	69,529	2.05 to 0.45	0.62	18.75 to 16.85
	2011	4,560	17.24 to 15.50	72,765	2.05 to 0.45	0.49	(5.46) to (6.96)
	2010	5,481	18.24 to 16.66	93,544	2.05 to 0.45	1.80	15.27 to 13.44
	2009	6,142	15.82 to 14.68	92,029	2.05 to 0.45	0.35	45.36 to 43.05
Money Market Trust Series I	2013	6,091	16.08 to 11.60	90,662	2.10 to 0.45	0.00	(0.44) to (2.07)
	2012	8,934	16.16 to 11.85	133,630	2.10 to 0.45	0.00	(0.44) to (2.08)
	2011	11,391	16.23 to 12.10	172,109	2.10 to 0.45	0.00	(0.38) to (2.00)
	2010	11,385	16.29 to 12.35	176,239	2.10 to 0.45	0.00	(0.45) to (1.22)
	2009	15,261	16.36 to 12.61	240,290	1.90 to 0.45	0.22	(0.25) to (1.69)

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Money Market Trust Series II	2013	33,503	$12.37 to $11.48	$403,055	2.05% to 0.35%	0.00%	(0.34)% to (2.02)%
	2012	53,585	12.41 to 11.72	653,491	2.05 to 0.35	0.00	(0.34) to (2.03)
	2011	69,706	12.45 to 11.96	862,728	2.05 to 0.35	0.00	(0.28) to (1.95)
	2010	65,835	12.49 to 12.20	826,856	2.05 to 0.35	0.00	(0.35) to (2.03)
	2009	88,917	12.53 to 12.45	1,133,525	2.05 to 0.35	0.08	(0.27) to (1.95)
Money Market Trust B Series NAV	2013	1,342	12.07 to 11.55	16,055	2.05 to 1.40	0.01	(1.38) to (2.02)
	2012	2,022	12.24 to 11.79	24,570	2.05 to 1.40	0.04	(1.35) to (1.99)
	2011	2,116	12.40 to 12.03	26,096	2.05 to 1.40	0.00	(1.30) to (1.94)
	2010	2,097	12.57 to 12.27	26,236	2.05 to 1.40	0.05	(1.34) to (1.98)
	2009	2,575	12.74 to 12.52	32,692	2.05 to 1.40	0.49	(0.92) to (1.56)
Mutual Shares Trust Series I	2013	13,263	16.58 to 15.87	218,630	1.55 to 0.80	1.36	21.65 to 26.37
	2012	15,586	13.02 to 12.55	202,024	1.55 to 0.80	1.42	13.11 to 12.26
	2011	16,469	11.51 to 11.18	188,918	1.55 to 0.80	0.95	(1.73) to (2.46)
	2010	14,733	11.72 to 11.47	172,166	1.55 to 0.80	2.97	10.63 to 9.80
	2009	11,608	10.59 to 10.44	122,736	1.55 to 0.80	2.01	26.32 to 25.38
Natural Resources Trust Series II	2013	2,344	38.61 to 32.55	70,588	2.05 to 0.45	0.35	2.44 to 0.81
	2012	3,042	37.69 to 32.29	88,915	2.05 to 0.45	0.55	(0.23) to (1.82)
	2011	3,724	37.77 to 32.89	112,991	2.05 to 0.45	0.29	(20.73) to (21.99)
	2010	4,484	47.65 to 42.16	174,979	2.05 to 0.45	0.42	14.36 to 12.54
	2009	4,957	41.67 to 37.46	173,158	2.05 to 0.45	0.68	58.18 to 55.67
PIMCO All Asset (a)	2013	1,472	21.36 to 18.30	28,264	2.05 to 0.45	4.07	(0.55) to (2.13)
	2012	1,772	21.48 to 18.70	34,575	2.05 to 0.45	4.58	14.13 to 12.31
	2011	1,756	18.82 to 16.65	30,376	2.05 to 0.45	6.52	1.20 to (0.40)
	2010	1,850	18.60 to 16.72	31,947	2.05 to 0.45	7.07	12.20 to 10.42
	2009	1,526	16.57 to 15.14	23,774	2.05 to 0.45	6.80	20.77 to 18.85
Real Estate Securities Trust Series I	2013	1,090	37.01 to 31.66	39,699	1.90 to 0.45	1.78	(0.55) to (1.98)
	2012	1,243	37.21 to 32.30	46,030	1.90 to 0.45	1.67	16.73 to 15.04
	2011	1,504	31.88 to 28.08	48,039	1.90 to 0.45	1.38	8.97 to 7.41
	2010	1,872	29.26 to 26.14	55,339	1.90 to 0.45	1.84	28.62 to 26.77
	2009	2,091	22.75 to 20.62	48,549	1.90 to 0.45	3.38	29.59 to 27.72
Real Estate Securities Trust Series II	2013	1,754	34.72 to 28.15	49,641	2.05 to 0.45	1.54	(0.83) to (2.40)
	2012	2,118	35.01 to 28.84	61,982	2.05 to 0.45	1.47	16.56 to 14.70
	2011	2,549	30.03 to 25.14	65,291	2.05 to 0.45	1.23	8.75 to 7.02
	2010	3,033	27.62 to 23.49	72,145	2.05 to 0.45	1.63	28.29 to 26.26
	2009	3,297	21.53 to 18.61	62,000	2.05 to 0.45	3.26	29.46 to 27.40
Real Return Bond Trust Series II	2013	2,358	19.29 to 16.26	40,384	2.05 to 0.45	2.22	(9.83) to (11.26)
	2012	3,373	21.39 to 18.32	64,818	2.05 to 0.45	1.56	8.09 to 6.37
	2011	3,909	19.79 to 17.23	70,205	2.05 to 0.45	3.61	11.36 to 9.60
	2010	4,727	17.77 to 15.72	77,016	2.05 to 0.45	10.80	8.18 to 6.46
	2009	5,613	16.42 to 14.76	85,502	2.05 to 0.45	0.09	18.69 to 16.81
Science & Technology Trust Series I	2013	4,874	21.43 to 15.81	96,526	1.90 to 0.45	0.00	42.89 to 40.83
	2012	5,715	15.00 to 11.23	78,992	1.90 to 0.45	0.00	9.95 to 8.36
	2011	6,739	13.64 to 10.36	84,728	1.90 to 0.45	0.00	(8.16) to (9.48)
	2010	8,374	14.85 to 11.45	113,408	1.90 to 0.45	0.00	24.05 to 22.27
	2009	9,847	11.97 to 9.36	108,495	1.90 to 0.45	0.00	63.75 to 61.39
Science & Technology Trust Series II	2013	1,841	28.47 to 27.96	43,354	2.05 to 0.45	0.00	42.62 to 40.36
	2012	2,111	19.96 to 19.92	35,388	2.05 to 0.45	0.00	9.73 to 7.98
	2011	2,616	18.45 to 18.19	40,402	2.05 to 0.45	0.00	(8.39) to (9.84)
	2010	3,165	20.46 to 19.86	53,799	2.05 to 0.45	0.00	23.83 to 21.86
	2009	3,709	16.79 to 16.04	51,365	2.05 to 0.45	0.00	63.40 to 60.81
Short Term Government Income Trust Series I	2013	3,808	12.91 to 12.24	47,590	1.90 to 0.45	1.82	(1.31) to (2.73)
	2012	4,333	13.08 to 12.59	55,470	1.90 to 0.45	1.55	0.75 to (0.71)
	2011	5,231	12.99 to 12.68	66,861	1.90 to 0.45	2.24	2.31 to 0.84
	2010	6,422	12.69 to 12.57	81,022	1.90 to 0.45	1.41	1.55 to 0.57
Short Term Government Income Trust Series II	2013	3,449	12.82 to 12.09	42,409	2.05 to 0.45	1.79	(1.51) to (3.07)
	2012	4,262	13.02 to 12.47	53,831	2.05 to 0.45	1.33	0.55 to (1.05)
	2011	5,381	12.95 to 12.60	68,363	2.05 to 0.45	2.31	2.10 to 0.49
	2010	5,947	12.68 to 12.54	74,874	2.05 to 0.45	1.24	1.43 to 0.34

(a) Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Small Cap Growth Trust Series I	2013	31	$20.46 to $19.57	$629	1.55% to 0.80%	0.00%	41.87% to 34.84%
	2012	37	14.31 to 13.80	534	1.55 to 0.80	0.00	15.53 to 14.67
	2011	34	12.39 to 12.03	425	1.55 to 0.80	0.00	(7.56) to (8.25)
	2010	15	13.40 to 13.11	203	1.55 to 0.80	0.00	21.10 to 20.20
	2009	8	11.07 to 10.91	86	1.55 to 0.80	0.00	33.51 to 32.51
Small Cap Growth Trust Series II	2013	1,580	30.31 to 26.38	41,883	2.05 to 0.45	0.00	43.15 to 40.88
	2012	1,509	21.17 to 18.73	28,227	2.05 to 0.45	0.00	15.76 to 13.92
	2011	1,815	18.29 to 16.44	29,743	2.05 to 0.45	0.00	(7.43) to (8.90)
	2010	1,880	19.76 to 18.04	33,604	2.05 to 0.45	0.00	21.16 to 19.24
	2009	2,052	16.31 to 15.13	30,671	2.05 to 0.45	0.00	33.82 to 31.70
Small Cap Index Trust Series I	2013	638	25.89 to 12.50	16,350	1.90 to 0.45	1.45	38.00 to 36.01
	2012	698	19.03 to 12.50	13,101	1.90 to 0.45	1.90	15.58 to 13.90
	2011	867	16.71 to 12.50	14,214	1.90 to 0.45	1.08	(4.93) to (6.30)
	2010	1,068	17.83 to 12.50	18,602	1.90 to 0.45	0.51	25.80 to 23.99
	2009	1,130	14.38 to 12.50	15,815	1.90 to 0.45	0.80	26.08 to 24.26
Small Cap Index Trust Series II	2013	2,056	30.50 to 29.65	54,105	2.05 to 0.45	1.18	37.72 to 35.54
	2012	2,691	22.51 to 21.53	51,994	2.05 to 0.45	1.74	15.30 to 13.46
	2011	3,112	19.84 to 18.67	52,726	2.05 to 0.45	0.91	(5.07) to (6.57)
	2010	3,570	21.23 to 19.67	64,425	2.05 to 0.45	0.28	25.53 to 23.54
	2009	4,053	17.19 to 15.67	58,966	2.05 to 0.45	0.61	25.78 to 23.78
Small Cap Opportunities Trust Series I	2013	1,891	36.60 to 31.36	61,924	1.90 to 0.45	0.56	39.53 to 37.52
	2012	999	26.23 to 22.80	23,627	1.90 to 0.45	0.00	16.32 to 14.63
	2011	1,177	22.55 to 19.89	24,200	1.90 to 0.45	0.09	(3.60) to (4.98)
	2010	1,570	23.39 to 20.93	33,857	1.90 to 0.45	0.00	29.09 to 27.23
	2009	1,686	18.12 to 16.45	28,464	1.90 to 0.45	0.00	33.26 to 31.34
Small Cap Opportunities Trust Series II	2013	1,608	35.98 to 30.33	49,563	2.05 to 0.45	0.45	39.30 to 37.09
	2012	1,161	25.83 to 22.13	25,564	2.05 to 0.45	0.00	16.09 to 14.24
	2011	1,418	22.25 to 19.37	27,349	2.05 to 0.45	0.06	(3.76) to (5.28)
	2010	1,697	23.12 to 20.45	34,524	2.05 to 0.45	0.00	28.76 to 26.72
	2009	1,672	17.95 to 16.14	26,864	2.05 to 0.45	0.00	33.00 to 30.89
Small Cap Value Trust Series I	2013	30	23.75 to 22.73	712	1.55 to 0.80	0.51	31.27 to 25.45
	2012	34	17.96 to 17.31	605	1.55 to 0.80	0.86	14.77 to 13.91
	2011	35	15.65 to 15.20	541	1.55 to 0.80	0.92	0.24 to (0.51)
	2010	27	15.61 to 15.28	416	1.55 to 0.80	0.40	25.10 to 24.16
	2009	19	12.48 to 12.30	241	1.55 to 0.80	0.95	27.63 to 26.67
Small Cap Value Trust Series II	2013	1,703	29.47 to 25.65	44,414	2.05 to 0.45	0.39	32.41 to 30.31
	2012	1,814	22.26 to 19.69	36,243	2.05 to 0.45	0.59	14.98 to 13.15
	2011	2,404	19.36 to 17.40	42,339	2.05 to 0.45	0.58	0.39 to (1.20)
	2010	2,769	19.28 to 17.61	49,174	2.05 to 0.45	0.15	25.36 to 23.38
	2009	2,611	15.38 to 14.27	37,414	2.05 to 0.45	0.40	27.81 to 25.78
Small Company Value Trust Series I	2013	1,745	40.59 to 33.04	62,667	1.90 to 0.45	1.60	31.02 to 29.14
	2012	2,066	30.98 to 25.59	57,164	1.90 to 0.45	0.24	15.77 to 14.10
	2011	2,555	26.76 to 22.42	61,601	1.90 to 0.45	0.53	(1.37) to (2.79)
	2010	3,138	27.13 to 23.07	77,464	1.90 to 0.45	1.34	20.81 to 19.08
	2009	3,877	22.46 to 19.37	80,022	1.90 to 0.45	0.37	27.11 to 25.28
Small Company Value Trust Series II	2013	2,184	33.59 to 31.94	63,341	2.05 to 0.45	1.55	30.82 to 28.74
	2012	2,734	25.68 to 24.81	61,840	2.05 to 0.45	0.12	15.59 to 13.74
	2011	3,365	22.22 to 21.81	66,734	2.05 to 0.45	0.36	(1.64) to (3.20)
	2010	3,908	22.59 to 22.53	79,850	2.05 to 0.45	1.16	20.61 to 18.70
	2009	4,564	18.98 to 18.73	78,532	2.05 to 0.45	0.23	26.90 to 24.89
Smaller Company Growth Trust Series I	2013	0	23.55 to 22.20	0	1.90 to 0.45	0.00	34.49 to 32.69
	2012	1,576	17.51 to 16.73	26,754	1.90 to 0.45	0.00	15.70 to 14.02
	2011	1,905	15.13 to 14.67	28,212	1.90 to 0.45	0.00	(7.52) to (8.85)
	2010	2,378	16.36 to 16.10	38,476	1.90 to 0.45	0.00	24.48 to 22.69
	2009	2,847	13.14 to 13.12	37,391	1.90 to 0.45	0.00	5.16 to 4.96
Smaller Company Growth Trust Series II	2013	0	23.35 to 21.88	0	2.05 to 0.45	0.00	34.24 to 32.26
	2012	897	17.40 to 16.55	15,048	2.05 to 0.45	0.00	15.46 to 13.62
	2011	1,221	15.07 to 14.56	17,933	2.05 to 0.45	0.00	(7.71) to (9.17)
	2010	1,433	16.33 to 16.03	23,083	2.05 to 0.45	0.00	24.29 to 22.32
	2009	1,649	13.14 to 13.11	21,623	2.05 to 0.45	0.00	5.09 to 4.87

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Strategic Income Opportunities Trust Series I	2013	2,443	$23.22 to $20.19	$51,409	1.90% to 0.45%	5.33%	3.35% to 1.86%
	2012	2,795	22.47 to 19.82	57,519	1.90 to 0.45	6.55	12.35 to 10.72
	2011	3,257	20.00 to 17.90	60,232	1.90 to 0.45	9.99	1.57 to 0.11
	2010	4,069	19.69 to 17.88	74,818	1.90 to 0.45	7.29	1.76 to 1.53
Strategic Income Opportunities Trust Series II	2013	2,798	23.08 to 19.77	56,410	2.05 to 0.45	5.13	3.14 to 1.50
	2012	3,198	22.37 to 19.48	63,288	2.05 to 0.45	6.38	12.10 to 10.31
	2011	3,621	19.96 to 17.66	64,718	2.05 to 0.45	9.94	1.43 to (0.18)
	2010	4,426	19.68 to 17.69	78,798	2.05 to 0.45	20.62	15.00 to 13.18
	2009	768	17.11 to 15.63	12,305	2.05 to 0.45	6.37	25.87 to 23.87
Total Bond Market Trust B Series II	2013	6,319	12.07 to 11.85	75,350	2.10 to 0.45	2.54	(3.21) to (4.79)
	2012	11,124	12.47 to 12.44	138,532	2.10 to 0.45	4.56	(0.20) to (0.47)
Total Bond Market Trust B Series NAV	2013	11,117	12.07 to 11.96	134,025	1.55 to 0.80	3.46	(3.22) to (3.94)
	2012	10,629	12.47 to 12.46	132,524	1.55 to 0.80	5.79	(0.24) to (0.36)
Total Return Trust Series I	2013	6,065	26.87 to 19.63	134,680	1.90 to 0.45	2.88	(2.47) to (3.87)
	2012	7,524	27.55 to 20.42	173,281	1.90 to 0.45	1.91	8.00 to 6.43
	2011	8,767	25.51 to 19.18	189,221	1.90 to 0.45	4.10	3.45 to 1.96
	2010	11,096	24.66 to 18.81	234,959	1.90 to 0.45	2.38	7.16 to 5.62
	2009	12,463	23.01 to 17.81	250,132	1.90 to 0.45	3.98	13.08 to 11.46
Total Return Trust Series II	2013	9,213	22.03 to 16.77	173,637	2.05 to 0.45	2.62	(2.67) to (4.21)
	2012	12,617	22.63 to 17.50	249,311	2.05 to 0.45	1.78	7.80 to 6.08
	2011	14,095	21.00 to 16.50	261,575	2.05 to 0.45	3.93	3.24 to 1.61
	2010	17,037	20.34 to 16.24	310,049	2.05 to 0.45	2.14	6.92 to 5.23
	2009	17,776	19.02 to 15.43	306,156	2.05 to 0.45	3.94	12.85 to 11.06
Total Stock Market Index Trust Series I	2013	835	20.32 to 20.20	14,853	1.90 to 0.45	1.40	32.80 to 30.89
	2012	875	15.52 to 15.21	11,817	1.90 to 0.45	1.50	14.98 to 13.32
	2011	940	13.70 to 13.23	11,170	1.90 to 0.45	1.19	(0.17) to (1.61)
	2010	1,105	13.92 to 13.25	13,295	1.90 to 0.45	1.30	16.67 to 14.99
	2009	1,289	12.11 to 11.36	13,420	1.90 to 0.45	1.60	28.29 to 26.44
Total Stock Market Index Trust Series II	2013	1,604	26.24 to 25.42	36,728	2.05 to 0.45	1.17	32.49 to 30.39
	2012	1,905	19.81 to 19.50	33,349	2.05 to 0.45	1.29	14.70 to 12.87
	2011	2,152	17.27 to 17.27	33,256	2.05 to 0.45	1.00	(0.29) to (1.87)
	2010	2,547	17.60 to 17.32	39,945	2.05 to 0.45	1.07	16.36 to 14.52
	2009	3,056	15.37 to 14.88	41,686	2.05 to 0.45	1.40	27.95 to 25.92
Ultra Short Term Bond Trust Series I	2013	806	12.25 to 11.95	9,849	1.55 to 0.80	1.69	(0.86) to (1.60)
	2012	588	12.36 to 12.14	7,255	1.55 to 0.80	1.67	(0.27) to (1.02)
	2011	255	12.39 to 12.27	3,160	1.55 to 0.80	2.66	(0.67) to (1.41)
	2010	54	12.47 to 12.44	677	1.55 to 0.80	1.41	(0.20) to (0.47)
Ultra Short Term Bond Trust Series II	2013	15,827	12.34 to 11.63	187,845	2.10 to 0.35	1.19	(0.61) to (2.34)
	2012	9,950	12.42 to 11.91	120,203	2.10 to 0.35	1.01	0.02 to (1.73)
	2011	10,258	12.42 to 12.12	125,370	2.10 to 0.35	1.98	(0.43) to (2.15)
	2010	2,854	12.47 to 12.38	35,418	2.10 to 0.35	1.17	(0.23) to (0.95)
US Equity Trust Series I	2013	7,022	16.35 to 15.96	113,145	1.90 to 0.45	1.60	27.65 to 25.82
	2012	8,094	12.81 to 12.68	103,128	1.90 to 0.45	2.06	2.46 to 1.45
US Equity Trust Series II	2013	490	16.30 to 15.87	7,840	2.05 to 0.45	1.40	27.50 to 25.48
	2012	576	12.79 to 12.65	7,302	2.05 to 0.45	1.77	2.29 to 1.18
Utilities Trust Series I	2013	706	31.31 to 29.94	19,526	1.90 to 0.45	1.93	20.02 to 18.30
	2012	820	26.09 to 25.31	19,070	1.90 to 0.45	3.54	13.14 to 11.50
	2011	987	23.06 to 22.70	20,484	1.90 to 0.45	3.51	6.17 to 4.65
	2010	1,163	21.72 to 21.69	22,951	1.90 to 0.45	2.23	13.41 to 11.78
	2009	1,410	19.40 to 19.15	24,792	1.90 to 0.45	4.66	33.17 to 31.25
Utilities Trust Series II	2013	494	47.33 to 41.38	20,043	2.05 to 0.45	1.71	19.81 to 17.91
	2012	600	39.50 to 35.09	20,613	2.05 to 0.45	3.27	12.85 to 11.05
	2011	819	35.01 to 31.60	25,253	2.05 to 0.45	3.47	6.10 to 4.42
	2010	908	32.99 to 30.27	26,637	2.05 to 0.45	2.11	13.11 to 11.32
	2009	1,087	29.17 to 27.19	28,487	2.05 to 0.45	4.54	32.87 to 30.76

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Value Opportunities (a)	2013	84	$97.54 to $25.03	$4,387	1.90% to 1.40%	0.37%	40.22% to 39.52%
	2012	99	69.56 to 17.94	3,631	1.90 to 1.40	0.29	11.73 to 11.17
	2011	111	62.26 to 16.14	3,696	1.90 to 1.40	0.22	(3.90) to (4.38)
	2010	143	64.78 to 16.88	4,893	1.90 to 1.40	0.36	26.71 to 26.08
	2009	167	51.13 to 13.39	4,610	1.90 to 1.40	0.49	26.46 to 25.83
Value Trust Series I	2013	3,191	38.80 to 28.33	99,907	1.90 to 0.45	0.78	34.79 to 32.85
	2012	3,841	28.79 to 21.32	88,496	1.90 to 0.45	0.80	16.89 to 15.20
	2011	4,433	24.63 to 18.51	88,764	1.90 to 0.45	1.06	0.53 to (0.92)
	2010	5,104	24.50 to 18.68	104,428	1.90 to 0.45	0.98	21.67 to 19.92
	2009	5,781	20.14 to 15.58	99,043	1.90 to 0.45	1.36	40.55 to 38.52
Value Trust Series II	2013	1,099	36.33 to 34.46	31,853	2.05 to 0.45	0.62	34.50 to 32.36
	2012	1,216	27.44 to 25.62	26,654	2.05 to 0.45	0.62	16.65 to 14.79
	2011	1,384	23.91 to 21.96	26,358	2.05 to 0.45	0.84	0.38 to (1.21)
	2010	1,628	24.20 to 21.88	31,318	2.05 to 0.45	0.77	21.41 to 19.49
	2009	1,798	20.25 to 18.02	28,922	2.05 to 0.45	1.12	40.16 to 37.94

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

*	These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.
**	These ratios, which are not annualized, represent the distributions from net investment income received by the subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccounts invest.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME

October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc.

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services, LLC	John Hancock Investment Management Services, LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

(1) (i)	Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to the registration statement, file number 333-70728, filed January 2, 2002.

(2)	Agreements for custody of securities and similar investments - Not Applicable.

(3) (i)	Underwriting Agreement dated August 10, 1995 - Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(iv)	Form of Amendment to General Agent and Broker-Dealer Selling Agreement (amended with respect to GIFL Rollover Annuity and IRA Rollover Program), incorporated by reference to Exhibit 24(b)(3)(v) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-149421, filed on June 30, 2008.

(4)	(i)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 200.10—incorporated by reference to Exhibit 24(b)(4)(i) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(ii)	Specifications Pages for Venture 200.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(ii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(iii)	Specifications Pages for Venture 200.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(iii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(iv)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 201.10—incorporated by reference to Exhibit 24(b)(4)(iv) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(v)	Specifications Pages for Venture 201.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(v) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(vi)	Specifications Pages for Venture 201.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(vi) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(vii)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 202.10—incorporated by reference to Exhibit 24(b)(4)(vii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(viii)	Specifications Pages for Venture 202.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(viii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(ix)	Specifications Pages for Venture 202.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(ix) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

(5)		Form of Specimen Application for Flexible Purchase Payment (for GIFL Rollover) or Single Payment (for GIFL Select IRA Rollover) Individual Deferred Variable Annuity Contract, Non-Participating—incorporated by reference to Exhibit 24(b)(5) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

	(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.

	(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.— incorporated by reference to Exhibit A(6)(b) to the Registration Statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

	(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by referenced to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.

	(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

(7)		Contract of reinsurance in connection with the variable annuity contracts being offered—NOT APPLICABLE.

(8)		Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

(a) (i) CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

(ii) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

(b) (i) Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(c) (i) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(ii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)		Opinion of Counsel and consent to its use as to the legality of the securities being registered—incorporated by reference to Exhibit 24(b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167019, filed on July 30, 2010.

(10)		Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)		All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)		Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.

(13)	(a)	Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G.Vrysen—incorporated by reference to Exhibit 24(b)(13)(b) of the initial filing of this registration statement, File No. 333-167019, filed on May 21, 2010.

	(b)	Power of Attorney for Steven Finch—incorporated by reference to Exhibit 24(b)(13)(b) of the Pre-Effective Amendment No. 1 of this Registration Statement, File No. 333-167019, filed on July 30, 2010.

	(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(13)(c) to Post-Effective Amendment No.1 to this Registration Statement, File No. 333-167019, filed May 2, 2011.

	(d)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(13)(d) to Post-Effective Amendment No. 3 to this Registration Statement, File No. 333-167019, filed on March 28, 2013.

	(e)	Power of Attorney for Michael Doughty. [FILED HEREWITH]

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF JANUARY 24, 2014

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
Hugh McHaffie*	Executive Vice President
Kevin J. Cloherty*	Senior Vice President
Barry Evans#	Senior Vice President
Peter Gordon*	Senior Vice President
Brian Heapps***	Senior Vice President
Gregory Mack*	Senior Vice President
Janis K. McDonough***	Senior Vice President
Steven Moore**	Senior Vice President and Treasurer
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations and Chief Information Officer
Timothy Ramza*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Abigail M. Armstrong***	Vice President
Kevin Askew††	Vice President
James Bacharach*	Vice President
Arnold Bergman*	Vice President
Ann Birle†	Vice President
Stephen J. Blewitt***	Vice President
Alan Block*	Vice President
Robert Boyda*	Vice President
Grant Buchanan**	Vice President
David Campbell**	Vice President and Chief Risk Officer
Bob Carroll*	Vice President
Joseph Catalano†	Vice President
Brian Collins†	Vice President
Art Creel*	Vice President
John J. Danello*	Vice President
Anthony J. Della Piana***	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Edward Eng**	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF JANUARY 24, 2014

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
John Hatch*	Vice President
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
David Kroach*	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Peter J. Mongeau†	Vice President
Scott Morin*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Frank O’Neill*	Vice President
Daragh O’Sullivan***	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
David Plumb†	Vice President
Tracey Polsgrove*	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Lisa Ann Ryan†	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Yiji S. Starr*	Vice President
Christopher Sutherland†	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
Linda A. Watters*	Vice President
Joseph P. Welch†	Vice President
Jeffery Whitehead*	Vice President
Brent Wilkinson†	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF JANUARY 24, 2014

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Henry Wong***	Vice President
Leo Zerilli*	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***	Principal business office is 197 Clarendon Street, Boston, MA 02117

****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801

†	Principal business office is 200 Berkeley Street, Boston, MA 02116

††	Principal business office is 380 Stuart Street, Boston, MA 02116

†††	Principal business office is 200 Clarendon Street, Boston, MA 02116

††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the

Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2013 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2013

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC F2 (Delaware)
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
95%
PT Asuransi Jiwa Manulife Indonesia F1 (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.4%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Indirect Control
Direct Control

F1 The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

F2 The remaining 4.76% equity of John Hancock Investment Management Services, LLC is indirectly held by John Hancock Subsidiaries LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of February 28, 2014, there were 25 qualified contracts and 0 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter

John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, Steven Finch*, James C. Hoodlet***, George Revoir*, Alan Seghezzi***, and Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31.	Management Services.

None.

Item 32.	Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 31st day of March, 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H (Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 31st day of March, 2014.

Signature	Title

/s/ Craig Bromley	Chairman and President
Craig Bromley	(Principal Executive Officer)

/s/ Steven Finch	Executive Vice President and Chief Financial Officer
Steven Finch	(Principal Financial Officer)

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli	(Principal Accounting Officer)

*	Director
Thomas Borshoff

*	Director
Paul M. Connolly

*	Director
Michael Doughty

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

*	Director
John G. Vrysen

*/s/ Thomas J. Loftus	Senior Counsel—Annuities
Thomas J. Loftus
Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm

24(b)(13)(e)	Power of Attorney for Michael Doughty